UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
(Amendment No.
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PSEG

2023 *Proxy Statement*

POWERING PROGRESS

for 120 years and counting.

energy

PSEG
2023 Proxy Statement
for 120 years and counting.
POWERING
PROGRESS
Notice of Annual Meeting
April 18, 2023 – 1 P.M. ET
Virtual Only
energy

RECENT AWARDS AND RECOGNITION

JANUARY 2023

- America's Most JUST Companies
  — *JUST Capital and CNBC*

DECEMBER 2022

- J.D. Power 2022 Customer Satisfaction – first in the East among large utilities for both Residential Electric and Gas
  — *J.D. Power 2022*
- America's Most Responsible Companies
  — *Newsweek*
- Dow Jones Sustainability North America Index, 15th consecutive year
  — *Dow Jones*
- Drive Electric Award – Utility Award
  — *Plug In America*

NOVEMBER

- ReliabilityOne® Award for Outstanding Reliability Performance in the Mid-Atlantic Metropolitan Service Area
  — *PA Consulting*

JUNE

- 2022 Edison Award
  — *The Edison Electric Institute*
- National Energy Equity Award for Clean Energy Jobs Program
  — *Smart Energy Consumer Collaborative (SECC)*

MAY

- 100 Best Corporate Citizens of 2022
  — *3BL Media*

APRIL

- America's Best Employers for Diversity 2022
  — *Forbes*

FEBRUARY

- America's Best Large Employers
  — *Forbes*

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT OF PSEG

The Annual Meeting of Stockholders of Public Service Enterprise Group Incorporated (PSEG or Company) will be held on Tuesday, April 18, 2023, at 1:00 p.m. Eastern Time in a virtual only format via live webcast on the internet. You will not be able to attend the Annual Meeting in person. However, we designed the format of the virtual annual meeting to ensure that our stockholders who attend the virtual annual meeting will be afforded comparable rights and opportunities to participate as they would at an in person meeting. Stockholders of record as of the close of business on February 17, 2023 will be able to attend, vote, and submit questions during the virtual meeting by registering at: register.proxypush.com/peg

DATE

April 18, 2023

at 1:00 P.M., Eastern Time

VIRTUAL MEETING

To attend the meeting register at: register.proxypush.com/peg

Scan this QR code to access the 2023 PSEG Proxy Statement and 2022 Annual Report on your mobile device

RECORD DATE

Stockholders entitled to vote at the Annual Meeting are the holders of common stock of record at the close of business on February 17, 2023

You are encouraged to vote your shares in advance of the Annual Meeting for the following items:

1. Elect ten members of the Board of Directors (Board) to hold office until the Annual Meeting of Stockholders in 2024, or until each director’s respective successor is elected and qualified;

2. Approve on an advisory basis, our executive compensation;

3. Approve on an advisory basis, the frequency of holding future advisory votes on executive compensation;

4. Consider and act upon three management proposals to approve amendments to our Certificate of Incorporation and By-Laws to eliminate supermajority voting requirements;

5. Ratify the appointment of Deloitte & Touche LLP (Deloitte) as independent auditor for 2023; and

6. Transact any other business that is properly presented at the meeting.

By order of the Board of Directors,

Justin B. Incardone

Secretary

March 9, 2023

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET, BY TELEPHONE, OR FOR THOSE WHO REQUEST PAPER COPIES OF THE PROXY MATERIALS, BY SIGNING, DATING AND RETURNING THE PROXY CARD MAILED TO YOU.

IF YOU HAVE MULTIPLE ACCOUNTS, YOU MAY RECEIVE MORE THAN ONE VOTING INSTRUCTION FORM AND RELATED MATERIALS. PLEASE VOTE EACH VOTING INSTRUCTION FORM THAT YOU RECEIVE. THANK YOU FOR VOTING.

Voting Methods for Stockholders

MAIL PROXY CARD EQ Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
INTERNET/MOBILE www.proxypush.com/peg	PHONE 1-866-883-3382 (toll-free)

PLEASE VOTE ON THESE ITEMS

PROPOSAL		PROPOSAL		PROPOSAL		PROPOSAL		PROPOSAL

1	Election of Directors	2	Advisory Vote on the Approval of Executive Compensation	3	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	4	Amendments to Certificate of Incorporation and By-Laws	5	Ratification of the Appointment of Independent Auditor

To Submit Proposals for the 2024 Annual Meeting

FINAL DATE November 10, 2023 (last day for receipt by us)	CONTACT Office of the Corporate Secretary, PSEG 80 Park Plaza, T4B, Newark, NJ 07102

This year we are pleased to save costs and help protect the environment by using the “Notice and Access” method of delivery of proxy materials. Instead of receiving paper copies of our proxy materials in the mail, many shareholders this year will receive a Notice of Internet Availability of Proxy Materials (“Notice”), which provides an Internet website address where shareholders can access electronic copies of the proxy materials and vote. The website also has instructions for voting by phone and for requesting paper or e-mail copies of the proxy materials and proxy card.

If your shares are held by a bank, broker or other holder of record (sometimes referred to as holding shares “in street name”), including those in the various stockholder and employee plans that we offer, please follow the voting instructions from your bank, broker or plan administrator. For more information, see page 82.

The approximate date on which a Notice, this Proxy Statement and the accompanying proxy card were first sent or given to security holders and made available electronically via the Internet was March 9, 2023.

The Proxy Statement and Annual Report to Stockholders are available at www.pseg.com/annualmeeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 18, 2023.

Future Electronic Delivery

You can help us and the environment by choosing to receive future proxy statements and related documents such as the Annual Report and Form 10-K by electronic delivery. You may sign up for future electronic delivery at the website below, depending on the nature of your ownership. Please note that these are not the same sites to use for voting. For further information about how to vote, see the Notice of Annual Meeting of Stockholders and page 81.

•   If you are a stockholder of record, please go to www.proxyconsent.com/peg

•   For shares held in Employee Benefit Plans, please go to www.proxyconsent.com/peg

•   If your shares are held by a bank or broker, please go to https://enroll.icsdelivery.com/peg

PSEG 2023 Proxy Statement    i

Forward Looking Statements

Forward-Looking Statements

The statements contained in this Proxy Statement that are not purely historical are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC), and available on our website: https://investor.pseg.com. All of the forward-looking statements made in this Proxy Statement are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this Proxy Statement apply only as of the date hereof. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. Information on our website should not be deemed incorporated into, or as a part of, this report.

ii    PSEG 2023 Proxy Statement

Proxy Statement Summary

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this Proxy Statement. It does not contain all the information that you should consider. We encourage you to read the entire Proxy Statement carefully before voting.

ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS

At the Annual Meeting, you will be asked to vote on the following proposals. It is our recommendation that you vote in favor of all of the following proposals.

Proposal		Board Recommendation	Page Reference

1.	Election of Directors	FOR	7

2.	Advisory Vote on the Approval of Executive Compensation	FOR	37

3.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	1-Year	73

4(a).	Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirements for certain business combinations	FOR	74

4(b).	Approval of Amendments to our Certificate of Incorporation and By-Laws – to eliminate supermajority voting requirements to remove a director without cause	FOR	74

4(c).	Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirement to make certain amendments to our By-Laws	FOR	75

5.	Ratification of the Appointment of Deloitte as Independent Auditor for 2023	FOR	76

Ensuring that our Board has the optimal balance of skills, viewpoints, perspectives and experiences is a top priority of the Board and the Governance, Nominating and Sustainability Committee (GNS). The nominees for whom you are being asked to vote are a diverse group of highly qualified leaders with a broad range of business, industry, environmental, academic and public service experience. Our Board nominees also reflect our commitment to diversity.

For additional information about the diversity, experience, skills and qualifications of each individual nominee, please see the charts on page 3 and pages 7-9 and biographical data on pages 11-15.

The Board of Directors note with respect and admiration the retirement of Dr. Ralph Izzo, Executive Chair of the Board and past Chair of the Board, President and Chief Executive Officer of PSEG, effective January 1, 2023. Throughout his 30 years with the company and 15 years as Chair, President and CEO, Mr. Izzo served PSEG with integrity and vision, elevating the corporation’s position as a player in the national energy public policy arena and fostering an inclusive environment where employees felt welcomed and valued.

Following the 2023 Annual Meeting, David Lilley will also be concluding his distinguished service on our Board. Since joining the board over 14 years ago, Mr. Lilley has become known for his commitment to safety and ensuring that PSEG meets its environmental requirements and regulations. It is because of his experience—coupled with the experience of other Board members and executive leadership—that PSEG has been able to adapt and become a company where a diversity of ideas, thoughts, perspectives and experiences are appreciated. The Board wishes to thank Mr. Lilley for his many years of dedicated service.

PSEG 2023 Proxy Statement    1

Proxy Statement Summary

WHAT’S NEW?

This year we have expanded our discussion of the following sections:

•	Our Approach to Sustainability – continued investment in sustainability programs to meet our Net-Zero 2030 accelerated climate goal, see page 25.

•	Our Environmental Priorities – transition to a predominantly regulated utility with strong ESG focus, see page 25.

•	Our Social Priorities – including PSEG Foundation & Corporate Responsibility, see page 26.

•	Human Capital Management – Health & Safety, DE&I, Employee Engagement, and Talent Attraction and Development, see pages 26-29.

•	How our Directors are Compensated – revised fee schedule, see page 35.

•	2023 Executive Compensation – disclosure on pay versus performance, and implementation of ESG metrics in both MICP and LTIP as previewed in last year’s proxy statement, see pages 49 and 69-72.

OUR DIRECTOR NOMINEES

Name	Age	Director Since	Primary Occupation	Independent	Committee Memberships*

Ralph A. LaRossa	59	2022	Chair of the Board, President and Chief Executive Officer (CEO) of PSEG		E

Susan Tomasky Lead Director	70	2012	Retired President – AEP Transmission of American Electric Power Corporation	●	GNS, E, O

Willie A. Deese	67	2016	Retired Executive Vice President (EVP) of Merck & Co. Inc.	●	A, GNS (Chair), O

Jamie M. Gentoso	46	2022	President of Holcim Building Envelope, Global Head of Solutions & Products Business Unit, Holcim	●	F, IO

Barry H. Ostrowsky	72	2018	Retired President and CEO of RWJBarnabas Health, Inc.	●	A (Chair), F, O

Valerie A. Smith	67	2022	President of Swarthmore College	●	GNS, O

Scott G. Stephenson	65	2020	Retired Chairman of the Board, President and CEO, Verisk Analytics, Inc.	●	F (Chair), IO

Laura A. Sugg	62	2019	Retired President – Australasia Division of ConocoPhillips Corporation	●	A, GNS, IO (Chair)

John P. Surma	68	2019	Retired Chairman of the Board and CEO, United States Steel Corporation	●	GNS, IO, O (Chair)

Alfred W. Zollar	68	2012	Executive Advisor, Siris Capital Group, LLC and Retired General Manager – Tivoli Software Division of IBM Corporation	●	A, E, F, IO

A=Audit  GNS= Governance,  Nominating and Sustainability (formerly Corporate Governance Committee)  E=Executive F=Finance  IO=Industrial Operations   O=Organization and Compensation

*Committee Chair and member positions are indicated as of the date of this Proxy Statement. If elected, the nominees’ positions will change as follows:

Mr. LaRossa will also serve as Chair of the Executive Committee.

Mr. Deese will also serve as a member of the Executive Committee.

Mr. Stephenson will also serve as a member of the Audit Committee and will be considered an “audit committee financial expert,” see page 19.

2    PSEG 2023 Proxy Statement

Proxy Statement Summary

GOVERNANCE HIGHLIGHTS FOR DIRECTOR NOMINEES

Governance Best Practices

•  Annual election of all directors

•  Majority voting for directors with a director resignation policy

•  Stockholders’ right to call special meetings requires the vote of 25% of shares cast thereat

•  Proxy access

•  No poison pill

•  Independent board (all but CEO)

•  Strong independent Lead Director with clear duties

•  Regular executive sessions of Independent Directors

•  Regular engagement with investors

•  Annual disclosure of political engagement activities

•  Board oversight of sustainability, climate change, cybersecurity, and human capital management (including diversity, equity, and inclusion)

•  Diverse directors’ skills, qualifications, gender, race and ethnicity (60% women and/or racially/ethnically diverse)

•  Governance, Nominating and Sustainability Committee is 80% gender and/or racially/ethnically diverse

•  Robust stock ownership requirements for directors and executives

•  Succession planning for CEO and key executives

PSEG Value Proposition

We are an energy company with a diversified business mix, primarily consisting of a regulated utility and nuclear generation. Over the past few years, our investments have simplified our business mix to reflect a higher percentage of earnings contribution by PSE&G. The sale of the fossil generating portfolio further simplified our business mix, resulting in an even higher percentage of earnings contribution by PSE&G going forward and provides more financial flexibility.

PSEG 2023 Proxy Statement    3

Proxy Statement Summary

2022 PERFORMANCE SNAPSHOT

The charts below compare the relative contributions to earnings of Public Service Electric and Gas Company (PSE&G), and PSEG Power LLC (PSEG Power or Power) & Other over the past five years and show our earnings growth in those years. Our financial highlights are presented below.

Over the past few years, our investments resulted in a higher percentage of earnings contribution by PSE&G. The sale of the fossil generating portfolio further simplified our business mix, resulting in an even higher percentage of earnings contribution by PSE&G going forward and provides more financial flexibility. You can find a more comprehensive discussion of our 2022 business and financial performance in our 2022 Form 10-K. See Appendix A for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings.

Financial Highlights

Dollars in Millions, except per share amounts	2022	2021

Operating Revenues	9,800	9,722

Net Income (Loss)	1,031	(648)

Operating Earnings (non-GAAP)	1,739	1,853

Total Assets	48,718	48,999

Earnings Per Share (EPS) – Diluted

Net Income (Loss)*	2.06	(1.29)

Operating Earnings (non-GAAP)	3.47	3.65

Dividends Paid per Share	2.16	2.04

Market Price per Share – Year-end	61.27	66.73

*Approximately 3 million potentially dilutive shares were excluded from total shares used to calculate the diluted loss per share for the year ended December 31, 2021 as their impact was antidilutive.

4    PSEG 2023 Proxy Statement

Proxy Statement Summary

EXECUTIVE COMPENSATION HIGHLIGHTS

SAY ON PAY Stockholders continued to show strong support for our executive compensation programs, with 91.8% of the votes cast for the approval of the “say on pay” proposal at our 2022 Annual Meeting.	91.8% Approval in 2022

Our executive compensation program is benchmarked against our peers and helps us recruit and retain top talent. It closely links pay to performance in order to align our leadership team’s interests with stockholders’ interests.

Our independent compensation consultant, Compensation Advisory Partners LLC (CAP), provides executive compensation services to the Board.

Key Components	Type	Rationale

Base salary	Fixed	Experience, performance and competitive market.

Annual cash incentive award under our Management Incentive Compensation Plan (MICP*)	Variable performance-based	Emphasis on Operating EPS (non-GAAP) as the corporate financial objective and business unit financial performance, as well as additional operational and strategic metrics. Payment opportunity from zero to 200% of target percentage of salary.

Equity-based incentive awards under our Long-Term Incentive Plan (LTIP), consisting of performance share units (PSUs) and restricted stock units (RSUs)	Variable performance-based	PSUs (70% for the Named Executive Officers (NEOs)) are measured over a three-year period based upon (i) Total Shareholder Return (TSR), (ii) Return on Invested Capital (ROIC) vs. peers, (iii) EPS growth and (iv) Environmental, Social and Governance (ESG) priorities with the opportunity to earn between zero and 200% of target. RSUs (30% for the NEOs) cliff vest at the end of three years, unless retirement eligible, when RSUs vest one-twelfth per month over one year. All of our NEOs, with the exception of Mr. Carr, are retirement eligible.

Retirement and post-employment benefits		Assist in attracting and retaining our executives and provide a competitive benefits package to our employees.

*Prior to 2022, our Senior Vice Presidents and above, including the NEOs, participated in the Senior Management Incentive Compensation Plan (SMICP), which was a 162m approved plan, and Vice Presidents participated in the MICP. Given the elimination of the 162m performance-based exemption, effective January 1, 2022, the Board determined to discontinue the SMICP and transferred the existing active plan participants to the MICP.

PSEG 2023 Proxy Statement    5

Proxy Statement Summary

Executive Pay Mix

For 2022, the target annual and long-term incentive pay for our CEO and other NEOs as a group was 88% and 74%, respectively, of target Total Direct Compensation.

2022 TARGET COMPENSATION SUMMARY

Executive	Base Salary ($)	Annual Incentive	Target Total Cash ($)	Long-Term Incentive ($)		Target Total Compensation ($)
				PSUs	RSUs

Ralph Izzo	1,464,000	140%	3,513,600	6,370,016	2,730,028	12,613,644

Ralph A. LaRossa(1)	1,250,000	130%	2,875,000	5,145,026	2,205,074	10,225,100

Daniel J. Cregg	735,700	80%	1,324,260	1,295,015	555,000	3,174,275

Tamara L. Linde	685,000	80%	1,233,000	980,057	420,019	2,633,076

Kim C. Hanemann	648,900	75%	1,135,575	910,043	390,059	2,435,677

Eric Carr	616,300	70%	1,047,710	840,029	360,035	2,247,774

(1)

Mr. LaRossa was promoted September 1, 2022 from Chief Operating Officer (COO) of the Company to President and CEO. The target salary and annual incentive noted in the table above represent Mr. LaRossa’s year-end 2022 salary post his promotion to President and CEO. Mr. LaRossa’s salary and annual incentive prior to the promotion while in the position of COO was $835,000 and 90%, respectively. For the prorated actual salary pay for Mr. LaRossa, please see the Summary Compensation Table on page 55.

6    PSEG 2023 Proxy Statement

Overview of Board Nominees – Diversity of Skills, Qualifications and Experience

OVERVIEW OF BOARD NOMINEES

You are being asked to vote on the election of ten directors. Our Corporate Governance Principles place great emphasis on diversity that utilizes a broad meaning to include a balance of factors such as race, ethnicity, gender, background, experience, leadership positions, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits desirable for achieving an appropriate group of qualified individuals.

Our Governance, Nominating and Sustainability Committee evaluated the nominees and recommended them to the full Board, which approved their nomination.

Vote required: A director will be elected if the number of shares voted FOR that director exceeds the number of shares voted AGAINST that director, not counting abstentions and votes withheld or for which no instructions are given. See Majority Voting for Election of Directors on page 81.

Diversity of Skills, Qualifications and Experience

* See page 19 for “audit committee financial expert” information as defined under the Sarbanes-Oxley Act of 2002 and the rules of the SEC.

PSEG 2023 Proxy Statement    7

Overview of Board Nominees – Gender, Racial and Ethnic Diversity

Gender, Racial and Ethnic Diversity

We value diversity of gender, race and ethnicity in our multifaceted Board selection process. Our Board includes:

➢ four women and three racially/ethnically diverse directors

➢ our independent Lead Director is a woman

➢ 80% of Governance, Nominating and Sustainability Committee members are women and/or racially/ethnically diverse

Board Diversity – Gender, Race and Ethnicity

Board Independence

The Board consists of a majority of Independent Directors, as required by our Corporate Governance Principles and the New York Stock Exchange (NYSE). The Corporate Governance Principles define our standards for director independence. The Governance, Nominating and Sustainability Committee annually assesses the independence of each director and makes recommendations to the Board. For a director to be independent, the Board must affirmatively determine that the director has no material relationship with the Company other than service as a director.

8    PSEG 2023 Proxy Statement

Overview of Board Nominees – Board Independence

The Board has determined that all of the current directors and nominees for election are independent except Ralph A. LaRossa, our Chair of the Board, President and CEO. These determinations were based upon the responses submitted by each director to questionnaires, business records, publicly available information and applicable SEC and NYSE requirements. Other than the payments reported in this Proxy Statement in the Director Compensation Table, none of our directors have or will receive any compensation or have entered into any golden leash arrangements in connection with their service on our Board.	Independence of our Board Members
Board Refreshment and Tenure

Refreshing our Board is important to provide new perspectives and ideas while ensuring sufficient experience and institutional knowledge to help mitigate risk. We replenish needed skills and experience and refresh Board committees through rotation of chairs and memberships.

Upon election of the nominees at this Annual Meeting, the average tenure of the independent members of our Board for their current term of service will be approximately 5.2 years. In 2022, three Board committee Chairs rotated as part of our refreshment process.

Mandatory Retirement at 75

Our Independent Directors may not serve beyond the Annual Meeting of Stockholders held in the calendar year following the year of their seventy-fifth birthday. This allows us to benefit from long-serving directors’ expertise, institutional knowledge and continuity, while maintaining our ability to refresh our Board through the addition of new members.

Tenure of Independent Directors

PSEG 2023 Proxy Statement    9

Overview of Board Nominees – Board Membership Selection

Board Membership Selection

The selection of qualified, engaged directors with diverse skills and viewpoints is critical to our success and to the long-term interests of our stockholders. The Governance, Nominating and Sustainability Committee considers the mix of qualifications of Board members, evaluates prospective nominees and recommends candidates to the Board. The Board’s evaluation is focused on the strategic needs of the Company and the composition of the Board. Our current director(s) search process includes emphasis on the candidates’ diversity characteristics.

Board Selection Criteria and Qualifications

DIVERSITY OF SKILLS, EXPERIENCE, GENDER, RACE AND ETHNICITY. The Governance, Nominating and Sustainability Committee considers the need for diversity in background, experience, leadership positions, skills, accomplishments, financial expertise, professional interests, personal qualities, gender, race and ethnicity as well as other traits desirable for an optimal combination of qualified individuals.

TIME TO DEVOTE TO BOARD SERVICE. The Governance, Nominating and Sustainability Committee also considers the amount of time that a candidate will likely have to devote to the duties required of a director.

REVIEW OF POTENTIAL CONFLICTS. Prior to a director accepting an invitation to serve as a director of another company, the Governance, Nominating and Sustainability Committee reviews potential conflicts. The Governance, Nominating and Sustainability Committee also reviews the relevant details of any new position of a director and determines the continued appropriateness of Board membership.

INDEPENDENCE. A majority of the Board must consist of Independent Directors in accordance with our Corporate Governance Principles and NYSE requirements.

NOMINEES FOR DIRECTOR

Set forth on the following pages is important information about our director nominees.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES BELOW.

10    PSEG 2023 Proxy Statement

Biographical Information

RALPH A. LAROSSA Chair of the Board, President and CEO, PSEG Age: 59 Director since: 2022 •

Committees

Executive

Current Public Company Directorships

None

Prior Public Company Directorships

None

Experience

Chair of the Board since January 2023 and President and CEO of PSEG since September 2022. Chair of the PSE&G Board since September 2022.

Joined PSE&G in 1985 as an associate engineer and held numerous executive and operational leadership positions across all of our business segments, including as COO of PSEG from January 2020 to August 2022, President and COO of PSEG Power from October 2017 to August 2022, and President and COO of PSE&G from October 2006 to October 2017.

Education

BE – Engineering, Stevens Institute of Technology

Reasons for Nomination

•  In-depth knowledge of PSEG business management, strategic planning and regulatory matters gained through his many years in leadership positions at PSEG. Starting in our gas division, he led operations of all of our business segments throughout his career.

•  Extensive senior leadership experience in operations and human capital management gained through numerous executive and operational positions held at PSEG and its subsidiaries.

•  Highly valuable experience in risk management and safety as well as in cybersecurity and information technology.

•  Industry expertise and knowledge of PSEG’s strengths, opportunities and corporate culture.

SUSAN TOMASKY Independent Lead Director, PSEG and Retired President, AEP Transmission of American Electric Power Corporation Age: 70 Director since: 2012

Committees

Governance, Nominating and Sustainability; Executive; Organization and Compensation

Current Public Company Directorships

Marathon Petroleum Corporation; Fidelity Equity and High Income Mutual Funds

Prior Public Company Directorships

Andeavor Corporation; Summit Midstream Partners, LP.

Experience

Director of PSE&G since April 2020.

Member of the Advisory Board of certain Fidelity funds from February 2020 to June 2020. President, AEP Transmission of American Electric Power Corporation (AEP), Columbus, Ohio, an electric utility holding company with generation, transmission and distribution businesses, from May 2008 to July 2011, and held executive positions with AEP from July 1998 to May 2008, including EVP, CFO and General Counsel. General Counsel of the U.S. Federal Energy Regulatory Commission (FERC) from March 1993 to June 1997.

Education

JD, George Washington University; BA – Liberal Arts, University of Kentucky

Reasons for Nomination

•  Broad electric industry executive experience from key leadership positions involving transmission operations, services and governance at one of the largest utility holding companies in the United States.

•  In-depth knowledge of industry financial and legal matters acquired as CFO and General Counsel at AEP.

•  Highly valuable experience in oversight of regulated business, science and environmental matters gained as General Counsel of FERC.

•  Deep knowledge of and valuable perspective on utility management, finance, law, risk management and governmental regulation.

PSEG 2023 Proxy Statement    11

Biographical Information

WILLIE A. DEESE Retired EVP, Merck & Co. Inc. and President, Merck Manufacturing Division Age: 67 Director since: 2016

Committees

Audit; Governance, Nominating and Sustainability (Chair); Organization and Compensation

Current Public Company Directorships

Dentsply Sirona USA

Prior Public Company Directorships

CDK Global, Inc.; G1 Therapeutics, Inc.

Experience

EVP of Merck & Co. Inc., Kenilworth, New Jersey, which develops, manufactures and distributes pharmaceuticals, from January 2008 until June 2016, President of Merck Manufacturing Division from 2005 until 2008, and Senior Vice President of Global Procurement at Merck from 2004 to 2005. Prior to that, Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline, a pharmaceutical company.

Education

MBA, Western New England College; BA – Business Administration, North Carolina A&T State University

Reasons for Nomination

•  Significant regulatory, manufacturing and procurement experience gained through his service as EVP of Merck & Co., President of Merck Manufacturing Division and Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline.

•  Thorough understanding of the many regulatory requirements our Company faces gained through extensive leadership experience in a highly regulated industry.

•  In-depth knowledge of human capital management and diversity, equity and inclusion.

•  Deep knowledge of manufacturing and technology contributes to strong oversight of our operations and overall cost effectiveness.

JAMIE M. GENTOSO, P.E. President of Holcim Building Envelope, Global Head of Solutions & Products Business Unit, Holcim Age: 46 Director since: 2022

Committees

Finance; Industrial Operations

Current Public Company Directorships

None

Prior Public Company Directorships

None

Experience

President of Holcim Building Envelope, Global Head of Solutions & Products Business Unit, and Executive Committee member at Holcim, a Swiss multinational company that manufactures building materials, since March 2021. Previously, Chief Executive Officer of the US Cement Operations for Holcim, from May 2018 to February 2021. Vice President of Sales and Marketing, Construction Specialties, from September 2017 to May 2018, and various leadership positions at Sika Corporation US, from March 2007 to August 2017. Ms. Gentoso is a registered Professional Engineer.

Education

MBA, University of Michigan; BS – Civil Engineering, University of Michigan

Reasons for Nomination

•  Extensive experience in engineering, science and operations, including responsibility for full supply chain, capital programs and manufacture of roofing, insulation, waterproofing, adhesives and cement product lines.

•  Valuable managerial experience and oversight of operational excellence, customer satisfaction, and human capital management.

•  Broad knowledge of sales and marketing and product management acquired during her 20+ year career in construction and construction materials.

•  Valuable experience gained in executive positions in industry addressing climate and sustainability, as well as from advocacy for climate and sustainability through various advisory positions at industry organizations. Leading business unit sustainability roadmap, in order to meet Holcim’s 2050 Net Zero commitment where 2030 & 2050 targets have been validated by SBTi.

•  Leader of multi-billion-dollar international business unit with extensive strategic acquisition and transaction experience.

12    PSEG 2023 Proxy Statement

Biographical Information

BARRY H. OSTROWSKY Retired President and CEO, RWJBarnabas Health Age: 72 Director since: 2018 •

Committees

Audit (Chair); Finance; Organization and Compensation

Current Public Company Directorships

None

Prior Public Company Directorships

None

Experience

President and CEO of RWJBarnabas Health, West Orange, New Jersey, a comprehensive integrated health care delivery system of hospitals, programs and services from April 2016 to December 2022. President and CEO of Barnabas Health from January 2012 until April 2016; President and COO from July 2011 until January 2012 and EVP and General Counsel from December 1996 until July 2011.

Education

JD, University of Tennessee School of Law; BA, Rutgers University

Reasons for Nomination

•  Extensive experience in dealing with regulatory and public policy matters for an organization serving a diverse population gained through his experience as President and CEO of RWJBarnabas Health and Barnabas Health.

•  Valuable legal background as well as strong experience in financial matters and management of a large, comprehensive business enterprise.

•  Significant human capital management, operations management, strategic planning and implementation skills that contribute to the changing landscape of our industry.

•  Broad knowledge of consumers, customer service and health care of great benefit for matters relating to our large customer and employee base.

VALERIE A. SMITH President, Swarthmore College Age: 67 Director since: 2022 •

Committees

Governance, Nominating and Sustainability; Organization and Compensation

Current Public Company Directorships

None

Prior Public Company Directorships

None

Experience

President of Swarthmore College since July 2015, a private liberal arts college. Dean of the College, Princeton University, from 2011 until 2015, served as Founding Director of Princeton University’s Center for African American Studies from 2006 to 2009, and Director of Princeton University’s Program in African American Studies, from 2002 until 2006. Served as Woodrow Wilson Professor of Literature, Professor of English and African-American studies, Princeton University, from 2001 until 2015.

Education

PhD University of Virginia; MA, University of Virginia; BA, Bates College

Reasons for Nomination

•  In-depth knowledge of human capital management and diversity, equity and inclusion including from leadership positions at Swarthmore College and Princeton University and being a scholar of African American studies.

•  Significant experience in management and strategic planning acquired as President of Swarthmore College and Dean of the College, Princeton University.

•  Valuable background knowledge in climate risk management and sustainability gained as President of Swarthmore College.

•  Strong track record in varied leadership roles.

PSEG 2023 Proxy Statement    13

Biographical Information

SCOTT G. STEPHENSON Retired Chairman of the Board, President and CEO, Verisk Analytics, Inc. Age: 65 Director since: 2020

Committees

Finance (Chair); Industrial Operations

Current Public Company Directorships

None

Prior Public Company Directorships

Verisk Analytics, Inc.

Experience

Chairman of the Board and CEO of Verisk Analytics, Jersey City, New Jersey, a data analytics and risk assessment company from April 2013 to May 2022 and President from March 2011 to May 2022. Between 2001 and 2011, held various leadership positions at Verisk Analytics, including COO, head of the Decision Analytics segment, EVP and President of its Intego Solutions segment. Partner with the Boston Consulting Group from 1989 to 1999.

Education

MBA – Business Administration, Harvard Business School; BS – Mechanical Engineering, University of Virginia

Reasons for Nomination

•  Significant strategic leadership, financial management and human capital management experience as Chairman and CEO of Verisk Analytics.

•  Valuable innovation, technology, data analytics, customer service and risk assessment experience from his various senior management and operational positions at Verisk Analytics.

•  In-depth operations and value creation experience gained from his positions at the Boston Consulting Group.

LAURA A. SUGG Retired President, Australasia Division of ConocoPhillips Corporation Age: 62 Director since: 2019

Committees

Audit; Governance, Nominating and Sustainability; Industrial Operations (Chair)

Current Public Company Directorships

Kinetik Holdings Inc.; Murphy Oil Corporation

Prior Public Company Directorships

The Williams Companies, Inc.; Denbury Resources, Inc.

Experience

President, Australasia Division of ConocoPhillips Corporation, Houston, Texas, a leading worldwide oil and gas exploration and development company, from July 2005 to February 2007. General Manager-Human Resources, exploration and production of ConocoPhillips from October 2003 to June 2005. From 2001 to 2003, Vice-President of Worldwide Gas of Phillips Petroleum, and later became General Manager of Midstream of ConocoPhillips.

Education

BS – Chemical Engineering, Oklahoma State University

Reasons for Nomination

•  Extensive experience in engineering, science and operations, including responsibility for major exploration and production operations.

•  Valuable background in corporate planning, business development and regulatory matters acquired through executive roles at ConocoPhillips.

•  In-depth knowledge of human capital management matters from leadership experience in human resources management.

•  Strong track record across disciplines gained through her success in varied roles at ConocoPhillips.

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Biographical Information

JOHN P. SURMA Retired Chairman and CEO, United States Steel Corporation Age: 68 Director since: 2019 •

Committees

Governance, Nominating and Sustainability; Industrial Operations; Organization and Compensation (Chair)

Current Public Company Directorships

Trane Technologies plc; Marathon Petroleum Corporation (and its consolidated subsidiary, MPLX GP LLC)*

Prior Public Company Directorships

Concho Resources, Inc.; Bank of New York Mellon Corporation; Mellon Bank Corporation; Calgon Carbon Corporation

Experience

Chairman and CEO, United States Steel Corporation, a leading global integrated steel producer, from October 2004 through September 2013 and Executive Chair until December 2013. President and COO of United States Steel from February 2003 to October 2004; CFO from January 2002 to February 2003. Chair of the Board of the Federal Reserve Bank of Cleveland from 2017 to 2018; Chair of the National Safety Council from September 2015 to September 2017.

Education

BS – Accounting, Pennsylvania State University

Reasons for Nomination

•  Experienced leader with a strong financial, management, manufacturing and regulatory matters background as Chairman and CEO of United States Steel Corporation.

•  Deep knowledge of enhancing shareholder value in a complex enterprise.

•  Significant financial and accounting expertise as the CFO of United States Steel Corporation.

•  Extensive experience on strategic, operational and financial oversight gained as a director of large public company boards.

*  MPLX GP LLC, a wholly owned subsidiary of Marathon Petroleum Corporation, is the general partner of master limited partnership MPLX LP. We view Mr. Surma’s service on the MPLX GP LLC board as an extension of his service on the Marathon Petroleum Corporation board for purposes of assessing the level of outside public board commitments.

ALFRED W. ZOLLAR Executive Advisor, Siris Capital Group, LLC and Retired General Manager, Tivoli Software Division Of IBM Age: 68 Director since: 2012 •

Committees

Audit; Executive; Finance; Industrial Operations

Current Public Company Directorships

Bank of New York Mellon; International Business Machines Corporation (IBM); Nasdaq, Inc.

Prior Public Company Directorships

Red Hat, Inc.; Chubb Corporation

Experience

Executive Advisor, Siris Capital Group, LLC, New York, New York, a private equity firm, since March 2021 and served as Executive Partner from February 2014 to March 2021. General Manager, Tivoli Software division of IBM, Armonk, New York, a worldwide information technology and consulting company, from July 2004 to January 2011. General Manager-eServer iSeries from January 2003 to July 2004. President and CEO, Lotus Software division, from January 2000 to 2003, and Division General Manager, Network Computer Software division, from 1996 to 2000.

Education

MA – Applied Mathematics, University of California at San Diego

Reasons for Nomination

•  Broad knowledge in executive leadership, product development and information technology.

•  Valuable experience from various leadership roles, including senior management positions in varied IBM software group divisions.

•  Deep executive and managerial experience in oversight of operational excellence and customer satisfaction and cybersecurity.

•  In-depth knowledge of finance and risk management through private equity leadership roles.

PSEG 2023 Proxy Statement    15

Corporate Governance – Role of the Board of Directors

CORPORATE GOVERNANCE

Role of the Board of Directors

PSEG is governed by our Board and its committees that meet throughout the year. The Board is elected by our stockholders and is the ultimate decision-making body of the Company except for the items reserved to stockholders.

The Board provides direction and oversight by:

•	Actively engaging in developing corporate strategy, approving major initiatives and significant investments, and capital allocation decisions;

•	Monitoring financial and business integrity and performance, including risk management;

•	Monitoring sound corporate citizenship grounded in the principles of diversity, equity and inclusion;

•	Evaluating the performance of the CEO and approving succession plans for the CEO and other senior executives;

•	Selecting a diverse group of nominees for election to the Board; and

•	Evaluating Board and committee performance.

The Board holds an annual strategy session in addition to its regular meetings, receives regular updates and actively engages in dialogue with our senior management. The Board has full and free access to all members of management and corporate records and may hire its own consultants and advisors as it deems necessary.

Board Leadership Structure

The Board has determined that, at the present time, it is in the best interests of the Company and stockholders for all three positions of Chair of the Board, President and CEO to be combined under the leadership of Ralph A. LaRossa. The Board believes that Mr. LaRossa possesses the attributes of experience, judgment, vision, managerial skill and overall leadership ability essential for our continued success. The Board also believes that a strong, Independent Lead Director complements the role of the CEO, enhances the significant contributions of our Independent Directors and promotes confidence in our governance structure.

The Role of Our Lead Director

Our Lead Director is an Independent Director designated annually by the Independent Directors and typically serves in that capacity for four years. The Lead Director’s duties include:

•  Presiding over executive sessions of the Independent Directors;

•  Providing the Independent Directors with a key means for collaboration and communication;

•  Coordinating with the Chair of the Board and Committee Chairs to set agendas for Board and committee meetings;

•  Reviewing quality and timeliness of information provided to the directors; and

•  Ensuring a robust Board self-evaluation.

Our Corporate Governance Principles

The Board has adopted and operates under our By-Laws and Corporate Governance Principles. The Corporate Governance Principles provide guidelines for directors and management to effectively pursue and support our business objectives. The Corporate Governance Principles govern our board structure, requirements of our directors, board operations and functioning of our Board committees and are reviewed annually by the Governance, Nominating and Sustainability Committee, which recommends any changes to the Board. Our By-Laws and Corporate Governance Principles can be found on our website at https://investor.pseg.com/governance/governance-overview.

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Corporate Governance – Board and Committee Self-Assessment Process

Board and Committee Self-Assessment Process

Our Board and committees each have a robust annual process for self-assessment, as shown below.

2022 Process Enhancements: The Board decided to conduct an independent third-party assessment of Board effectiveness at least every five years starting in 2023. Also, the Board has two executive sessions at each meeting (with one newly added at the beginning) to enhance effectiveness.

Director Education and Orientation

To assist the Board in understanding the Company and to maintain the necessary knowledge to perform their responsibilities, members of our Board are provided a variety of learning opportunities throughout the year.

Educational Presentations on Relevant Topics	We offer regular presentations to the Board in which we conduct a “deep dive” in key business areas to support the directors’ continuous development of their understanding of our business and industry.

External Programs	Directors also attend third-party programs, such as the multi-day, in-person program on “Improving the Effectiveness of Nuclear Board Members,” led by The Institute of Nuclear Power Operations (INPO) and organized by Goizueta Directors Institute. Management regularly updates a list of recommended offerings for the Board.

Outside Speakers	The Board regularly hears from outside experts on such topics as investor perspectives, strategy, cybersecurity, ESG issues, climate change, regulatory matters, nuclear industry issues and business leadership.

Orientations

New directors and new committee chairs and members receive comprehensive materials and in-house orientation sessions featuring presentations by key members of management. New director orientation sessions cover such topics as strategic plans, operations, human capital management, ESG, Business Ambition for 1.5°C and Sustainability, significant financial, accounting and risk management issues, regulatory and governance practices, and compliance programs and trends. For Directors serving on the

Organization and Compensation Committee (O&CC), the orientation also includes a presentation from CAP. For Directors serving on the Audit Committee, the orientation also includes a presentation from the independent auditor.

PSEG 2023 Proxy Statement    17

Corporate Governance – Board and Committee Meetings and Attendance

Board and Committee Meetings and Attendance

In 2022, the Board met seven times, including five regular meetings, one strategy session and one special meeting. The PSE&G Board met seven times, including five regular meetings, one strategy session and one special meeting. During 2022, each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which the director served. All of the directors who were elected in 2022 attended the 2022 Annual Meeting of Stockholders.

Our Corporate Governance Principles provide that each director is expected to attend all Board meetings, all meetings of committees of which the director is a member and the Annual Meeting of Stockholders.

Service on Other Boards

The experience gained through other directorships provides our Board with a breadth of valuable knowledge and insight. Advance approval by the Governance, Nominating and Sustainability Committee is required for service on any public company board. All of our nominees have successfully balanced other demands on their time and attention in meeting their obligations to PSEG.

Board Committees

Our Board has six standing Committees: Audit; Governance, Nominating and Sustainability; Executive; Finance; Industrial Operations (IOC); and Organization and Compensation. A description of each Committee follows.

Committee assignments and Chairs are regularly reviewed and periodically changed to optimize the talents of our directors and meet the Company’s evolving needs.

Each Committee has open and free access to all Company information, may require any of our officers or employees to furnish it with information, documents or reports, may investigate any matter involving us and has discretion to hire outside resources. Each Committee, other than the Executive Committee, has a charter that defines its roles and responsibilities and annually conducts a performance evaluation of its activities and a review of its charter.

The Executive Committee consists of the Chair of the Board, the Lead Director and at least one additional Independent Director. In 2022, the members of the Executive Committee were Ralph Izzo (retired effective January 1, 2023), Shirley Ann Jackson (retired effective April 19, 2022), David Lilley, Susan Tomasky and Alfred W. Zollar. Effective January 1, 2023, by operation of our Corporate Governance Principles, Mr. LaRossa became a member of the Executive Committee pursuant to his appointment as Chair of the Board. The authority of the Executive Committee is set forth in our By-Laws. Except as otherwise provided by law, the Executive Committee has and may exercise all the authority of the Board of Directors when the Board is not in session. This Committee meets only if it is impracticable to convene the full Board. The Committee charters and our By-Laws are posted on our website: https://corporate.pseg.com/aboutpseg/leadershipandgovernance/boardofdirectors/committeedescriptions.

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Corporate Governance – Board Committees

Audit Committee

Chair:	Barry H. Ostrowsky

Members:	Willie A. Deese, David Lilley, Laura A. Sugg, Alfred W. Zollar

Meetings held in 2022: 8

Key Responsibilities

➢	Oversees the quality and integrity of our accounting, auditing and financial reporting practices and financial statements;

➢	Selects and evaluates the work of the independent auditor;

➢	Oversees our internal audit functions and our legal and business compliance program;

➢	Reviews the status of material litigation matters, and the guidelines, policies and processes of our risk management program;

➢	Reviews disclosure controls and procedures and cybersecurity relating to financial controls;

➢	Reviews earnings press releases, financial information and earnings guidance; and

➢	Reviews and recommends to the Board the audited financial statements for inclusion in our Form 10-K, and the Audit Committee Report for inclusion in this Proxy Statement.

The Audit Committee Report appears under Proposal 5: Ratification of the Appointment of Independent Auditor on page 78.

Organization and Compensation Committee

Chair:	John P. Surma

Members:	Willie A. Deese, David Lilley, Barry H. Ostrowsky, Valerie A. Smith, Susan Tomasky

Meetings held in 2022: 6

Key Responsibilities

➢	Oversees our executive compensation policies, practices and plans;

➢	Reviews the stockholder advisory vote on say-on-pay and considers action in light of that vote;

➢	Approves executive compensation targets and awards (with the exception of the CEO, whose compensation is approved by the Board);

➢

Monitors the risks associated with our compensation policies and practices and other risks related to human capital management matters (including periodic review of diversity, equity and inclusion, and other workforce initiatives);

➢	Selects and oversees the Board’s independent compensation consultant;

➢	Evaluates the CEO’s performance and recommends approval of the CEO’s compensation to the Board;

➢	Reviews the performance of certain other key members of management as well as the CEO and other key management succession and development plans; and

➢	Reviews the Compensation Discussion and Analysis section of, and provides its report in, the annual Proxy Statement.

The O&CC Report on Executive Compensation appears under Proposal 2: Advisory Vote on the Approval of Executive Compensation on page 54.

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Corporate Governance – Board Committees

Finance Committee	Governance, Nominating and Sustainability Committee

Chair: Scott G. Stephenson Members: Jamie M. Gentoso, David Lilley, Barry H. Ostrowsky, Alfred W. Zollar Meetings held in 2022: 4	Chair: Willie A. Deese Members: Valerie A. Smith, Laura A. Sugg, John P. Surma, Susan Tomasky Meetings held in 2022: 4

Key Responsibilities	Key Responsibilities

➢  Oversees corporate financial policies and processes and significant financial decisions;

➢  Reviews annually our financial plan, dividend policy, capital structure and cash management policies and practices;

➢  Discusses with management our risk assessment and risk management policies;

➢  Oversees the investment guidelines for, and investment performance of, the Company’s pension plan trust funds and nuclear decommissioning trust funds; and

➢  Reviews with management credit agency ratings and analyses.

➢  Oversees the Company’s corporate governance practices;

➢  Evaluates the composition and qualifications of the Board, its committees and prospective nominees, assesses the independence of each nominee and makes recommendations to the Board;

➢  Oversees the self-evaluation process of the Board and its committees and reviews the Corporate Governance Principles and committee charters and makes recommendations to the Board in order to improve effectiveness of the Board and its committees;

➢  Oversees sustainability efforts and initiatives, activities and disclosures related to climate change and our political participation activities and expenses;

➢  Oversees risk management guidelines, policies, processes and mapping and identifies risks to the Board and its committees;

➢  Reviews and approves transactions with related persons;

➢  Reviews and makes recommendations to the Board regarding compensation of directors; and

➢  Provides input to the O&CC regarding the performance of the CEO as Chair of the Board.

The nomination process and criteria used are described under Board Membership Selection beginning on page 10.

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Corporate Governance – Board Committees

Industrial Operations Committee

Chair: Laura A. Sugg Members: Jamie M. Gentoso, Scott G. Stephenson, John P. Surma, Alfred W. Zollar Meetings held in 2022: 4

Key Responsibilities

➢

Oversees industrial operations aspects of new, non-routine capital projects relating to the construction or operation of physical assets in transmission, distribution or generation, and receive periodic reports for other projects that are routine but significant;

➢	Provides oversight of crisis management related to operations of the Company;

➢	Oversees environmental, health and safety and legal and compliance issues relating to operations;

➢	Reviews the results of major inspections and evaluations by external oversight groups such as the Nuclear Regulatory Commission (NRC) and the Institute of Nuclear Power Operations;

➢	Reviews the results of significant reports of the PSEG Nuclear Safety Review Board (NSRB), and receives independent reports from the NSRB Committee Representative;

➢	Receives and reviews periodic reports from officers and employees who have responsibility for operation of nuclear generating facilities, including regular reports from the Chief Nuclear Officer;

➢	Oversees all matters relating to information technology, cyber and physical security across the Company;

➢	Reviews periodic reports from officers and employees who have responsibility for the Company’s cybersecurity program including regular reports from the Chief Information Security Officer (CISO); and

➢	Meets with the CISO in Executive Session on a regular basis.

PSEG 2023 Proxy Statement    21

Corporate Governance – Integrated Approach to Shareholder Engagement

Integrated Approach to Shareholder Engagement

The Board and management conduct engagement efforts throughout the year in an integrated approach, including through investor conferences, analyst meetings, and one-on-one discussions. Understanding the issues that are important to our shareholders is critical for our accountability. We have robust conversations on topics such as business strategy, corporate governance, executive compensation, risk management, human capital management and ESG matters.

Our Board routinely reviews and improves our practices and disclosures in a manner that best supports our business and our culture taking into account feedback from shareholder engagement. For this year, we enhanced our disclosure of Board diversity and refreshment, added an education credentials section in each of our directors’ biographies, and updated the Governance, Nominating and Sustainability Committee name to clarify its oversight of risks related to ESG matters.

In response to increased shareholder interest, the Board reviewed and adopted an amendment to the By-Laws to reduce the threshold required to call a special meeting upon the written request of the shareholders of capital stock entitled to cast at least 25% of the votes. Also, in response to increased shareholder interest, this year’s proxy includes a management proposal for the removal of supermajority requirements from our governing documents (see Proposal 4 on page 74).

Shareholder Outreach and Engagement

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Corporate Governance – Board and Committee Oversight of Risk Management

Board and Committee Oversight of Risk Management

The objective of PSEG’s risk management program is to support the achievement of growth and business objectives within acceptable risk levels. An important aspect of the program is promoting a risk-aware culture where all employees have a responsibility for identifying and communicating risks, and where there is clear accountability for risk mitigation.

The Board has ultimate responsibility for the oversight of risk management at PSEG, overseeing the Company’s risk management program and reviewing the most significant risks facing the Company.

The Board interacts with senior management regarding assessment and mitigation of the most significant risks facing the Company, across a range of categories that includes strategic, financial, operational, climate and environmental, human capital management, health and safety, legal and compliance and reputational risks.

The Governance, Nominating and Sustainability Committee reviews key enterprise risks and recommends to the Board the mapping of each risk to an appropriate committee or the full Board, in accordance with the allocation of risk categories reflected in the charter of each committee.

The Board’s oversight of risk management is supported by the Risk Management Committee, which consists of senior executives, and by the Enterprise Risk Management (ERM) team, led by PSEG’s Senior Vice President – Audit, Enterprise Risk and Compliance in collaboration with other assurance functions and management committees and councils, such as the Cybersecurity Council. (For more information on cybersecurity risk management, see the next section.) At least annually, the Governance, Nominating and Sustainability Committee and Audit Committee are briefed on enterprise-level risks and emerging risks. Throughout the year, the Board and each committee provide ongoing oversight of key enterprise risks through deep-dive risk reviews and updates presented by representatives of the relevant line of business and functional areas. The risk reviews include analyses of underlying risk causes, as well as reviews of current risk mitigation and response activities. The committees report out to the Board regarding their risk reviews and elevate risk issues to the Board as appropriate. Management integrates risk assessment and mitigation into business decisions and planning and escalates issues to the committees and Board as appropriate.

Board Oversight of Cybersecurity

In an effort to reduce the likelihood and severity of cybersecurity incidents, we have established a comprehensive cybersecurity program designed to protect and preserve the confidentiality, integrity and availability of our technology systems. The Board, its Industrial Operations Committee and Audit Committee, and senior management receive frequent reports on such topics as personnel and resources to monitor and address cybersecurity threats, technological advances in cybersecurity protection, rapidly evolving cybersecurity threats that may affect us and our industry, cybersecurity incident response and applicable cybersecurity laws, regulations and standards, as well as collaboration mechanisms with intelligence and enforcement agencies and industry groups, to assure timely threat awareness and response coordination.

PSEG 2023 Proxy Statement    23

Corporate Governance – Board Oversight of Cybersecurity

Our cybersecurity program is focused on the following areas:

Governance:

•

Board Oversight – The Board’s IOC holds the primary responsibility, as enumerated in its charter, of overseeing the Company’s cybersecurity program. Cybersecurity is a standing agenda item at each IOC meeting, which includes discussion on operational technology cyber risk, a cybersecurity update from the CISO, and review of a corporate cybersecurity scorecard. In addition, the IOC meets with the CISO in executive session at each meeting with no other members of management present.

•

Cybersecurity Council—which is comprised of members of senior management, meets regularly to discuss emerging cybersecurity issues and maintenance of the cybersecurity scorecard to measure performance of key risk indicators. The Cybersecurity Council ensures that senior management, and ultimately, the Board, is given the information required to exercise proper oversight over cybersecurity risks and that escalation procedures are followed.

•	The Senior Vice President, Chief Information and Digital Officer has the overall responsibility for cybersecurity.

•	Documented corporate practice to ensure delineated cybersecurity incidents, or potential incidents, are escalated promptly to senior management.

Training and Awareness: Providing annual cybersecurity training for all personnel with network access, as well as additional education for personnel with access to industrial control systems or customer information systems; and conducting phishing exercises with progressive consequences for failures. Employees also receive periodic cybersecurity awareness messages and each October, are invited to presentations throughout the month from internal and external cyber experts covering diverse cyber topics.

Technical Safeguards: Managing controls to protect our network perimeter, internal Information Technology (IT) and Operational Technology (OT) environments, such as internal and external firewalls, network intrusion detection and prevention, penetration testing, vulnerability assessments, threat intelligence, anti-malware and access controls.

Vendor Management: Maintaining a risk-based vendor management program, including the development of robust security contractual provisions.

Incident Response Plan: Maintaining and updating a cyber incident response plan that addresses the life cycle of a cybersecurity incident from a technical perspective (i.e., detection, response, and recovery), as well as data breach response (with a focus on external communication and legal compliance); and conducting regular table top exercises to test plan effectiveness (both internally and through external exercises).

Mobile Security: Maintaining controls to prevent loss of data through mobile device channels.

PSEG also maintains physical security measures to protect its OT systems, consistent with a defense in depth and risk-tiered approach. Such physical security measures may include access control systems, video surveillance, around-the-clock command center monitoring, and physical barriers (such as fencing, walls, and bollards). Additional features of PSEG’s physical security program include threat intelligence, insider threat mitigation, background checks, a threat level advisory system, a business interruption management model, and active coordination with federal, state, and local law enforcement officials.

Response to COVID-19 Pandemic

PSEG provides essential electric and natural gas service to over 3.5 million customers in New Jersey and Long Island, New York – two states that saw the highest COVID-19 positivity and morbidity in early 2020. During this challenging time, PSEG was able to deliver more than just heating and power to homes, businesses, and essential emergency services. It powered the communications infrastructure, enabled the work-from-home economy, and maintained the critical energy infrastructure that supports economic activity throughout our service territories.

While COVID-19 continues to impact society and our business on a daily basis, it does so in a far different way than it did in the initial years and we continue to remain agile in our response. The majority of our workforce continues to work onsite to provide safe and reliable power to our customers and to further our clean energy future. Recognizing that remote and hybrid work can be successful with the right tools in place, we introduced a flexible work model – Work, Live, Hire Responsibly – in 2021. In 2022, steps were taken to operationalize this model by providing a remote work allowance and tools and training to support remote and hybrid work.

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Corporate Governance – Our Approach to Sustainability

Our Approach to Sustainability

Sustainability and ESG are critical to our mission and vision. The Board’s Governance, Nominating and Sustainability Committee has the mandated responsibility for overseeing sustainability, climate strategy, and our net-zero transition. The full Board plays a proactive role in understanding how each business area incorporates ESG and corporate citizenship into the company’s strategy.

We are progressing on our strategy to become a predominantly regulated electric and gas utility and carbon-free generation company, powered by its diverse, dedicated and highly skilled workforce. Our business strategy has evolved to reflect not only how the effects of climate change might impact PSEG and its stakeholders, but also how our business operations can positively impact the communities where we operate and the world where we live. In the last decade especially, we have strengthened our governance, proactively decarbonized our operations and embraced new opportunities, allowing us to adapt to the increasing social and environmental needs of our business.

Our Environmental Priorities

We remain guided by our vision to power a future where people use less energy, and it’s cleaner, safer and delivered more reliably than ever. Our investments remain focused on carbon-free energy and in building the infrastructure needed to help New Jersey meet its long-term clean energy goals.

➢

Progress on our climate vision for Net Zero emissions by 2030 – PSEG has outpaced the industry in reducing carbon emissions intensity, which has resulted in top tier ESG ratings, most recently by MSCI’s upgrade to its highest rating of AAA

➢	Our nuclear plants provide over 85% of New Jersey’s carbon-free generation
➢	In the last two years, PSE&G has received approval for ~$2 billion of investments to decarbonize the New Jersey economy through its Clean Energy Future programs
➢

Initiated a four-year investment in PSE&G’s Infrastructure Advancement Program, designed to modernize the “last mile” reliability for customers who are more dependent on the distribution system than ever before

➢	In 2022, PSE&G sold $500 million in green bonds for the first time to support the transition to cleaner energy
➢	$35 million committed to funds managed by Energy Impact Partners

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Corporate Governance – Our Social Priorities

Our Social Priorities

Our Corporate Citizenship priorities of environmental sustainability, social justice and equity focus on creating a positive impact on the communities we serve. Through strategic partnerships and activities, charitable giving and in-kind donations, and a robust employee giving program, the PSEG Foundation and Corporate Social Responsibility are building broader connections that support our communities.

PSEG Foundation & Corporate Responsibility: In 2022, the PSEG Foundation announced its new strategic pillars of environmental sustainability, social justice, and equity and economic empowerment. Over the past five years, the PSEG Foundation awarded more than $40 million in grants through various programs including strategic partnerships, the Neighborhood Partners Program and a robust employee-matching gift and volunteer grant program to help organizations that support thousands of individuals and families across the region.

Also in 2022, New Jersey Institute of Technology (NJIT) awarded PSEG and the PSEG Foundation with the Outstanding Corporate Award. The PSEG Foundation has supported NJIT’s Summer Energy and Sustainability Program since 2015 for rising 8th grade students from urban schools to provide access to high quality instruction in STEM and college readiness skills.

Human Capital Management: Our People

Our Human Capital Management strategy is integrated with our overall ESG goals and is designed to support our ability to attract, develop and retain a high performing diverse workforce and to continue building on our strong culture of inclusion to sustain our business both today and in the future.

* Employees classified as Vice President and above

26    PSEG 2023 Proxy Statement

Corporate Governance – Our Social Priorities

Board Oversight of Human Capital Management

The O&CC is responsible for the oversight of PSEG’s Human Capital Management strategy and risks. On a regular basis, the O&CC is updated on our human capital management focusing on our organizational and workforce priorities, culture, diversity, equity and inclusion, executive leadership succession and development. Management annual compensation includes People Strong goals, which measure engagement, diversity and workplace culture, among other business performance goals. PSEG’s pay-for-performance philosophy aligns employee compensation with individual performance as well as business unit and enterprise performance results. This helps to drive employee accountability and ownership of overall results and progress on key strategic objectives. The Board engages with our executive leadership teams as well as with our rising leaders through topical presentations and talent engagement meetings.

OUR CORE COMMITMENTS

SAFETY

We put safety first.

INTEGRITY

We do what’s right.

CONTINUOUS IMPROVEMENT

We aspire to achieve excellence.

DIVERSITY, EQUITY & INCLUSION

We treat all individuals fairly, equitably, and with dignity and respect.

CUSTOMER SERVICE

We keep customers at the heart of everything we do.

Our Culture

PSEG aspires for a culture of inclusion and operational excellence to support its employees, customers and the many diverse communities we serve. Through our Core Commitments, we reinforce our culture and expectations for “how” we work. We solicit feedback from employees through focus groups, listening sessions and employee experience surveys. In the latest survey, we saw improvements in many areas including comfort speaking up, belonging, and manager relationship, with an overall engagement score of 82%.

Health, Safety and Well-Being

Protecting the health, safety and well-being of our employees, contractors and the communities that we serve is one of our Core Commitments. We empower employees to question, stop and correct any unsafe act or condition. To hold ourselves accountable, we have annual performance goals related to compliance with health and safety policies, practices and procedures.

Diversity, Equity and Inclusion

We work to foster a culture of belonging and equity, where diversity is celebrated and inclusion is the norm. Our DEI program combines individual and site-specific efforts with company-wide leadership development and training programs. Since publishing our first Diversity, Equity and Inclusion (DEI) Report in 2021, we have continued to build on the company’s Inclusion for All strategy.

Our Employee Business Resource Groups (EBRGs) aim to build meaningful connections through community outreach and volunteerism, mentorship, and professional development; elevate diverse perspectives; support key business goals and priorities; and create safe spaces for employees to learn from each other. Along with EBRGs, our Local Inclusion Teams (LIT) support culture change at the local level through diversity programs, engagement, recognition and volunteerism.

In the past year, PSEG has been able to build on existing programs as well as provide new opportunities for employees to grow including:

PSEG’s LGBTQ+ employee awareness campaign “Acceptance for All. Respect for All. Inclusion for All” was launched to create empathy and psychological safety for the LGBTQ+ community. The key components of the campaign include PSEG’s LGBTQ+ Inclusion Pledge; a Transgender Resource Guide; and a voluntary self-serve option for employees to select their gender identity, sexual orientation, and pronouns as a part of their employee profile.

The Men Advocating Real Change (MARC) Program continues to engage men and women in candid dialogue with the goal of allowing all to gain insight, empathy and personal motivation to take action to improve gender equity in the workplace.

2022 DEl Recognitions

•   America’s Best Employers for Diversity

•   America’s Best Large Employers

•   America’s Best Employers for Women

•   America’s Best Employer by State

•   America’s Most JUST Companies

•   Bloomberg Gender-Equality Index

•   Bronze Military Friendly Employers

•   Campus Forward Award

•   Corporate Equality Index

•   Disability Equality Index

•   Leading Disability Employer

•   No. 1 Utility in 100 Best Corporate Citizens

PSEG 2023 Proxy Statement    27

Corporate Governance – Our Social Priorities

PSEG’s Women in Skilled Trades Initiative and Inclusive Workspace for Women Program supports the women hired into skilled trades roles by providing regular interaction with leadership and each other to create internal support and exposure to help them succeed.

Our initiatives to advance DEI includes doing business with certified minority, women, veteran & LGBT- owned businesses and maintains a supplier diversity process that is integrated into our company culture. PSEG achieved its goal to spend 30% with diverse suppliers by 2023 in 2021, two years ahead of schedule.

Talent Attraction

Our Talent Acquisition strategy is focused on hiring a diverse, high-performing workforce to meet our business objectives, including the critical skilled trade roles needed to provide energy that is cleaner, safer and delivered more reliably than ever. As part of these efforts, we work to attract employees who reflect broad dimensions of diversity including race, gender, disability, generation, education, and other traits and characteristics that make each person who they are.

Talent Development

We continue to provide a variety of ongoing training and development opportunities for our employees. On average, PSEG provides approximately 40-50 hours of professional development per employee each year.

Talent development efforts include:

Talent Process: Enhanced talent and succession process identifying diverse talent pools and next level leaders, creating development plans and developing workforce planning solutions.

Leadership Development Offerings: Developed leadership programs for front-line people leaders, hi-potential talent as well as targeted development for new college hires.

Mentoring and Professional Coaching: Provided formal and informal mentoring opportunities through EBRG-sponsored programs, reverse mentoring and mentoring circles. In addition, confidential coaching was offered to help employees navigate personal and professional growth and development.

Technical Training: Provided technical classroom and on-the-job training in the core curriculums for craft employee apprentice programs. Classroom training consists of computer based, instructor lead virtual training, and self-guided e-learning, as well as hands-on skill instruction, exercises and evaluations.

Total Rewards Program

In addition to our competitive pay, incentives and benefits programs, our Total Rewards offerings take into account the safety, health and overall well-being of our employees. We offer an array of programs designed to support physical, emotional, social, and financial wellness, the foundation of employee engagement and productivity.

28    PSEG 2023 Proxy Statement

Corporate Governance – Our Social Priorities

Labor Relations

We are proud of the partnership we have with union leadership across our six unions and the employees they represent. We believe our strong relationship with our unions allowed for negotiation of permanent agreements that support PSEG’s flexible work model and other midterm agreements that support strategic objectives and business goals.

Just Transition: PSEG strives for a fair, equitable and transparent approach to human capital management, one that is grounded in treating people with dignity and respect. This was illustrated during the sale of the fossil generating portfolio when employees working at the fossil facilities transferred with the business and all collective bargaining agreements applicable to the union-represented workforce were assumed. Others impacted by the sale were provided time to prepare and consider other job opportunities within the company if they desired. With evolving technologies in energy and digital advancements, we look for training, upskilling and redeployment opportunities within our existing workforce.

Our Governance Priorities

Sound corporate governance is integral to the results and progress we achieve. We are guided by a code of conduct and integrity that emphasizes high ethical standards, accountability and transparency. Governance is a top priority and includes a focus on enterprise risk management (see p. 23), cybersecurity (see p. 23), political contributions (see p. 29) and executive compensation (see p. 40). Our Board exercises oversight, supported by each committee, as reflected in their charters.

➢	Governance, Nominating and Sustainability Committee – sustainability/ESG practices and climate change, political contributions and enterprise risk management
➢	Audit Committee – ethics and compliance, financial reporting, internal controls and related risks
➢	Industrial Operations Committee – cybersecurity, environmental, and health and safety
➢	Finance Committee – finance and investment risk, commodity/credit/liquidity, tax and pension risks
➢	Organization and Compensation Committee – executive compensation and human capital management

Sound corporate governance starts from the top where we strive to balance the right mix of Board diversity characteristics (including skills, backgrounds, gender, racial and ethnic diversity) that will enable us to achieve our strategic goals. Our Board is continuously refreshed and we had five new independent directors join our Board in the past four years. For more information, see pages 7-10.

Our ESG goals are also linked to executive compensation. Compensation scorecards reflect key ESG goals including diversity, equity and inclusion, climate and sustainability. For more information, see page 49.

Oversight of Political Contributions and Engagement Activities

The Company is committed to maintaining orderly, stable and productive relationships with its stakeholders in government. The nature of our business requires that we are a trusted corporate citizen with an unwavering commitment to integrity. The Governance, Nominating and Sustainability Committee oversees our political engagement activities in accordance with our Corporate Political Participation Practice, which may be found here: https://investor.pseg.com/esg/governance-overview/default.aspx

Our Corporate Political Participation Practice includes various controls on the Company’s political engagement activities. These controls include requirements applicable to the Company’s interactions with prominent political figures and its contributions to political organizations and social welfare organizations (i.e., 501(c)(4) organizations). For example, any contribution to a social welfare organization must undergo a robust review to confirm the contribution will not result in unreasonably adverse reputational or business risk and must be approved by both the Senior Vice President – Corporate Citizenship as well as the EVP and General Counsel. These controls also include the review and approval process applicable to engaging firms or suppliers with connections to prominent political figures; incorporated in this process is a requirement that firms or suppliers that perform lobbying activities or political consulting may not subcontract work without our prior review and approval.

PSEG 2023 Proxy Statement    29

Corporate Governance – Our Governance Priorities

Transparent Political Contributions

Annually, we publish a report that includes our corporate contributions to candidates, trade associations and other political and social welfare organizations. With regard to trade associations, we request that trade associations to which we paid total annual payments of $50,000 or more identify the portion of dues or payments received from PSEG that were used for expenditures or contributions that, if made directly by PSEG, would not have been deductible under Section 162(e)(1)(B) of the Internal Revenue Code (IRC).

The report is available here: https://investor.pseg.com/esg/ governance-overview/default.aspx

What We Expect of Our Employees, Officers and Directors

We have a long-established corporate culture of emphasizing integrity, honesty and the highest ethical standards and require all to remain in compliance with our Standards of Conduct. Our Senior Vice President, Audit, Enterprise Risk and Compliance has overall responsibility for administering the Standards of Conduct under the oversight of the Audit Committee.

The Standards of Conduct are posted on our website at: https://corporate.pseg.com/aboutpseg/leadershipandgovernance/standardsofconduct

Our Standards of Conduct:

•

Form an integral part of our business conduct compliance program and apply to all of our directors, employees and contractors, who are each responsible for understanding and complying with the Standards of Conduct;

•	Establish a set of written common expectations for dealings with investors, customers, fellow employees, competitors, vendors, government officials and the media; and

•	Provide procedures for seeking ethical guidance and reporting concerns, including a helpline.

We require every available employee to complete annual training on the Standards of Conduct.

We commit to post on our website:

•	Any amendment to the Standards of Conduct; and

•

Any waiver from the Standards of Conduct that applies to any director, executive officer or person performing similar functions and that relates to any applicable SEC requirement. Waivers may be granted in exceptional circumstances only and must be made by the Board.

In 2022, we did not grant any waivers to the Standards of Conduct.

Our Standards of Conduct, Compliance Program, Related Person Transactions Practice and Conflicts of Interest Practice described below, establish clear policies and procedures regarding personal and business conduct. Our written management practices provide that any capital investment with a non-PSEG entity or its affiliate, for which one of our directors or officers serves as a director or executive officer, must be approved by our Board. These are our only written policies and procedures regarding the review, approval or ratification of transactions with related persons.

30    PSEG 2023 Proxy Statement

Corporate Governance – Certain Relationships and Related Person Transactions

Certain Relationships and Related Person Transactions

Under our Related Person Transactions Practice, which is administered by the Governance, Nominating and Sustainability Committee, directors and executive officers must report any potential related person transactions.

For purposes of our Related Person Transactions Practice, a related person transaction includes transactions in which PSEG is a participant, the amount involved exceeds $120,000 and a “related person” has or will have a direct or indirect interest. Related persons of PSEG consist of directors (including director nominees), executive officers, stockholders beneficially owning more than 5% of PSEG’s voting securities and the immediate family members of these individuals.

The Governance, Nominating and Sustainability Committee reviews the facts and circumstances of each transaction and approves or ratifies related person transactions that it determines are in the best interests of PSEG and its stockholders. The Governance, Nominating and Sustainability Committee’s consideration includes:

•	Whether the transaction was in the ordinary course of business and at arm’s length, in accordance with the Company’s internal policies and procedures

•	Whether the transaction involved any special treatment of the related person

•	The purpose of the transaction and its potential benefits to PSEG
•	The approximate dollar value of the transaction

•	The related person’s interest in the transaction

•	Any other information regarding the transaction or the related person that the Committee deems relevant

PSEG Director Barry H. Ostrowsky was the President and CEO of RWJBarnabas Health (RWJBarnabas), a non-profit corporation incorporated in New Jersey until his retirement from RWJBarnabas Health in December 2022.

•

In 2022, as part of the Company’s philanthropic activities and commitment to invest in the communities in which we do business, the Company, directly or through a subsidiary, donated approximately $54,150 to facilities affiliated with RWJBarnabas and the PSEG Foundation, a separate, 501(c)(3) organization that is funded by the Company but whose donations are not determined or influenced by the PSEG Board, donated approximately $7,500. It is expected that PSEG and the PSEG Foundation each will make future contributions to facilities affiliated with RWJBarnabas.

•

Since 2013, the Company’s subsidiary, PSEG Services Corporation, has had a contractual arrangement with an RWJBarnabas affiliate, Robert Wood Johnson University Hospital Hamilton (RWJ Hamilton), pursuant to which RWJ Hamilton provides medical care, medical testing and related services to the Company and its subsidiaries. In 2022, the Company paid a total of approximately $299,958 for services provided pursuant to this arrangement. The Company expects to pay a similar amount in 2023.

•

Since 2008, the Company’s subsidiary, PSE&G, has engaged in an ongoing Hospital Energy Efficiency Program (HEE Program), through which PSE&G provides funds for energy efficiency upgrades to hospitals throughout the PSE&G service territory. The HEE Program was approved, and is overseen, by the New Jersey Board of Public Utilities (NJBPU). PSE&G has committed to invest approximately $271.8 million through the HEE Program to a variety of hospitals over the course of several years. PSE&G had made commitments of approximately $95.7 million to RWJBarnabas facilities (audit, engineering, construction combined).These projects are in various stages of completion, with several fully completed and others in progress or in the planning stage. The aggregate portion that RWJBarnabas facilities have committed to repay to PSE&G through utility bills in accordance with the NJBPU-approved terms of the program is equal to approximately $38.6 million. Because the HEE Program is ongoing, the investment and repayment figures are subject to change in the coming years.

Christopher LaRossa, brother of Ralph A. LaRossa, Chair of the Board, President and CEO of PSEG, is an employee of, and receives compensation from, PSE&G. During 2022, Christopher LaRossa served and currently serves as District Manager – Regulatory Policy and Procedure. The approximate total compensation paid to Christopher LaRossa during 2022 was within the range set for employees with comparable qualifications and responsibilities who held similar positions at the Company (salary of $118,300-$236,600 plus incentive compensation targeted at 20% of salary). He also received health and welfare benefits available to all other employees in a similar position. His compensation was determined in accordance with our compensation practices applicable to employees who hold similar positions. Ralph A. LaRossa did not and does not have any direct responsibility for directing or reviewing his brother’s work or any influence over his brother’s compensation or the other terms of his employment.

The Governance, Nominating and Sustainability Committee reviewed all of the transactions referenced above and determined that they are in the best interests of PSEG and its stockholders. We do not have any other related person transactions that meet the requirements for disclosure in this Proxy Statement.

PSEG 2023 Proxy Statement    31

Corporate Governance – Conflicts of Interest

Conflicts of Interest

The Corporate Governance Principles provide that a director must notify the Chair of the Governance, Nominating and Sustainability Committee if the director encounters a conflict of interest or proposes to accept a position with a new entity so that potential conflicts of interest may be reviewed. Our Conflicts of Interest Practice applies to all employees and directors and covers situations where individual interests are or could be at odds or in conflict with PSEG’s interests. These situations are required to be reported to our Office of Ethics and Compliance, which may conduct an investigation or take actions it deems appropriate. Similarly, PSEG’s Supplier Code of Conduct applies to all suppliers performing work for the Company, and requires that suppliers recognize and disclose any conflicts of interest to PSEG’s Office of Ethics and Compliance.

32    PSEG 2023 Proxy Statement

Security Ownership Table

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of February 17, 2023 by our named executive officers, our current directors and nominees, and all of our executive officers and directors as a group. The table also shows as of February 17, 2023, beneficial ownership in shares by any person or group known to us to be the beneficial owner of more than five percent of our common stock. According to the Schedule 13G filed by each owner with the SEC, these securities were acquired and are held in the ordinary course of business and not for the purpose of changing or influencing the control of the Company.

Name	Owned Shares (#)(1)	Stock Units/ RSUs (#)(2)	Phantom Shares (#)(3)	Deferred Equity Shares (#)(4)	Amount of Beneficial Ownership of Common Stock (#)	Percent of Class (%)

Directors:

Willie A. Deese	-	21,085	-	-	21,085	<1

Jamie M. Gentoso(5)	-	2,686	-	-	2,686	<1

David Lilley	2,190	51,321	34,937	-	88,448	<1

Barry H. Ostrowsky	-	13,615	-	-	13,615	<1

Valerie A. Smith(5)	-	2,686	-	-	2,686	<1

Scott G. Stephenson(5)	-	7,940	-	-	7,940	<1

Laura A. Sugg(5)	210	10,553	-	-	10,763	<1

John P. Surma(5)	1,736	7,940	-	-	9,676	<1

Susan Tomasky	-	38,376	-	-	38,376	<1

Alfred W. Zollar	2,832	35,138	-	-	37,970	<1

NEOs:

Ralph Izzo(6)	95,560	94,249	-	1,793,338	1,983,147	<1

Ralph A. LaRossa(6)	18,920	87,439	-	159,694	266,053	<1

Daniel J. Cregg(6)	98,411	28,173	-	-	126,584	<1

Tamara L. Linde(6)	49,474	21,304	-	-	70,778	<1

Kim C. Hanemann(6)	38,065	18,451	-	-	56,516	<1

Eric Carr(6)	7,672	17,454	-	-	25,126	<1

All Directors, NEOs and Executive Officers of the Company as a Group (19 Persons):

	388,850	481,090	34,937	1,953,032	2,857,909	<1

Certain Beneficial Owners:

Blackrock, Inc.(7)					57,383,190	11.50

State Street Corporation(8)					31,051,365	6.22

Vanguard Group, Inc.(9)					44,809,872	8.98

(1)

Includes all shares, if any, held directly, in brokerage accounts, under the Thrift and Tax-Deferred Savings Plan (401(k) Plan), Enterprise Direct, Employee Stock Purchase Plan, shares owned jointly by or with a spouse and shares held in a trust or a custodial account.

(2)

Includes vested and unvested RSUs granted to executive officers under the LTIP and stock units granted to directors under the Equity Compensation Plan for Outside Directors (Directors Equity Plan), with no voting rights.

(3)

Includes phantom shares accrued under the Directors’ Deferred Compensation Plan for those individuals who have elected to have the earnings on their deferred payments calculated based upon the performance of our common stock, with no voting rights and all payouts in cash.

(4)	Includes shares deferred under the Equity Deferral Plan, with no voting rights.
(5)	Board member has not yet met their ownership requirement.
(6)	Address: 80 Park Plaza, Newark, NJ 07102
(7)	As reported on Schedule 13G filed on January 23, 2023. Address: 55 East 52nd Street, New York, NY 10055.
(8)	As reported on Schedule 13G filed on January 31, 2023. Address: One Lincoln Street, Boston, MA 02111.
(9)	As reported on Schedule 13G filed on February 9, 2023. Address: 100 Vanguard Blvd., Malvern, PA 19355.

PSEG 2023 Proxy Statement    33

Director Compensation

DIRECTOR COMPENSATION

The table below reports 2022 compensation to directors except Mr. Izzo and Mr. LaRossa, as explained below, under How Our Directors Are Compensated.

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)

Willie A. Deese	170,000	180,043	-	-	-	7,650	357,693

Jamie M. Gentoso	80,000	180,043	-	-	-	-	260,043

Shirley Ann Jackson(3)	76,667	-	-	-	-	10,150	86,817

David Lilley	141,667	180,043	-	-	-	150	321,860

Barry H. Ostrowsky	151,667	180,043	-	-	-	150	331,860

Valerie A. Smith	80,000	180,043	-	-	-	4,030	264,073

Scott G. Stephenson	141,667	180,043	-	-	-	150	321,860

Laura A. Sugg	150,000	180,043	-	-	-	150	330,193

John P. Surma	151,667	180,043	-	-	-	150	331,860

Susan Tomasky	168,333	180,043	-	-	-	150	348,526

Alfred W. Zollar	133,333	180,043	-	-	-	150	313,526

(1)

Includes any meeting fees, chair/committee retainer fees and the annual retainer, as described below under How Our Directors Are Compensated, and reflects time served in a particular position throughout the year. For Dr. Jackson and Mr. Deese includes additional fees for participation in the ad hoc Succession Planning Committee. Includes the following amounts deferred pursuant to the Directors’ Deferred Compensation Plan, described below.

Deese ($)	Gentoso ($)	Jackson ($)	Lilley ($)	Ostrowsky ($)	Smith ($)	Stephenson ($)	Sugg ($)	Surma ($)	Tomasky ($)	Zollar ($)

-	-	53,750	-	-	80,000	-	-	-	-	-

(2)

For each, the grant date fair value of the award on May 2, 2022 equated to 2,615 stock units, rounded up to the nearest whole share, based on the then current market price of the common stock of $68.85. In addition, each individual’s account is credited with additional stock units on the quarterly dividend dates at the then current dividend rate. The following table shows outstanding stock units granted under the Directors’ Equity Plan as of December 31, 2022:

	Deese (#)	Gentoso (#)	Lilley (#)	Ostrowsky (#)	Smith (#)	Stephenson (#)	Sugg (#)	Surma (#)	Tomasky (#)	Zollar (#)

Stock Units	21,085	2,686	51,321	13,615	2,686	7,940	10,553	7,940	38,376	35,138

Restricted Stock	-		-	-		-	-	-	-	-

(3)

Service on our Board ended in April 2022. In honor of Dr. Jackson on her retirement, the Company will make an annual gift to a scholarship fund at the Rensselaer Polytechnic Institute in the amount of $10,000 per year for four consecutive years starting with 2022.

(4)	Consists of charitable contributions made by us on behalf of each individual, including through our matching gift program available to all employees and directors.

34    PSEG 2023 Proxy Statement

Director Compensation – How Our Directors Are Compensated

How Our Directors Are Compensated

As provided in our Corporate Governance Principles, director compensation is reviewed periodically by the Governance, Nominating and Sustainability Committee, which recommends approval to the Board. Our compensation to non-management directors is comparable to median director compensation among our peer companies, in order to be able to attract and retain high quality Board members. This compensation includes a cash retainer, RSUs and reimbursement for expenses for attending Board and committee meetings and related functions. Ralph Izzo, who was compensated as Executive Chair and previously as CEO and Ralph A. LaRossa, who is compensated as our new CEO do not receive any additional compensation for Board membership. Their compensation as an employee is shown in this Proxy Statement in the executive compensation tables and in the Executive Compensation section. In accordance with PSEG’s Certificate of Incorporation, the Company provides indemnity and reimbursement of expenses to the full extent permitted by law and provides directors’ and officers’ insurance.

The Independent Directors are compensated according to the schedule shown below. All amounts are paid in cash, except the equity grant, which is paid in common stock units equal to the amount shown. All payments to the Chairs, as indicated, are per assignment and are in addition to the annual retainer and equity grant.

Every two years, the O&CC independent compensation consultant, CAP, advises the Governance, Nominating and Sustainability Committee on the competitiveness of our director compensation. Following a review of peer company market data conducted by CAP, the fee schedule was revised effective May 1, 2022.

Current Fee Schedule ($)

Annual Retainer	120,000

Annual Equity Grant	180,000

Lead Director	40,000

Committee Chair: Audit; O&CC	30,000

Committee Chair: Governance, Nominating and Sustainability; Finance; Industrial Operations	25,000

Directors’ Stock Ownership Requirement

Our Corporate Governance Principles require that our directors own shares of our common stock (including any restricted stock, whether or not vested, any stock units under the Directors’ Equity Plan and any phantom stock under the Directors’ Deferred Compensation Plan) equal to six times the annual retainer (which is currently $120,000 for a total required ownership level of $720,000) before they may sell any PSEG stock. The following newest directors do not yet meet the stock ownership level: Laura A. Sugg, who joined the Board in January 2019; John P. Surma, who joined the Board in November 2019, Scott G. Stephenson who joined the Board in February 2020, and Jamie M. Gentoso and Valerie A. Smith, who both joined the Board in April 2022. Additional details can be found in the table under Security Ownership of Directors, Management and Certain Beneficial Owners on page 33.

Directors’ Equity Plan

The Directors’ Equity Plan is a deferred compensation plan and, under its terms, each of our outside directors is granted an award of stock unit equivalents each May 1st (in an amount determined from time-to-time by the Board) which is recorded in a bookkeeping account in the director’s name and accrues credits equivalent to the dividends on shares of our common stock. If a director does not remain a member of the Board (other than on account of disability or death) until the earlier of the succeeding April 30th or the next Annual Meeting of Stockholders, the award for that year will be prorated to reflect actual service. Directors are fully vested in their annual equity grants by April 30th of the year following the grant. Distributions of all deferred equity under the Directors’ Equity Plan are made in shares of our common stock after the director terminates service on the Board in accordance with elected distributions, which may be either in a lump-sum payment or, with respect to grants made prior to 2012, in annual payments over a period of up to ten years.

Under the Directors’ Equity Plan, beginning with grants made in 2012, directors may elect to receive distribution of a particular year’s deferrals either upon termination of service or after a specified number of years or, effective in 2020, directors who have met the stock ownership requirement may elect to receive distribution of shares upon vesting. A director may elect to receive distribution of such deferrals in the form of a lump-sum payment or annual installments over a period of three to fifteen years. Distribution elections must be made prior to the date of the award.

Directors may make a distribution election for each year’s deferred compensation and may make changes regarding the timing of distribution elections with respect to prior deferred compensation as long as any new distribution election is made at least one year

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Director Compensation – How Our Directors Are Compensated

prior to the date that the distribution would otherwise have begun and the revised commencement date is at least five years later than the date that the distribution would otherwise have begun.

Directors’ Deferred Compensation Plan

Under the Directors’ Deferred Compensation Plan, directors may elect to defer any portion of their cash fees. Elections must be made in the calendar year prior to the year of payment. When deferral is elected, the director must make an election as to the timing of the distribution from the Directors’ Deferred Compensation Plan account. Distributions are made in cash.

For amounts deferred prior to 2012, distributions may begin (a) on the thirtieth day after the date of termination of service as a director or, in the alternative, (b) on January 15th of any calendar year following termination of service, but in any event no later than the later of (i) January of the year following the year of the director’s 71st birthday or (ii) January following termination of service. Directors may elect to receive the distribution of their Directors’ Deferred Compensation Plan account in the form of one lump-sum payment or annual distributions over a period of up to ten years.

For compensation deferred beginning in 2012, directors may elect to begin distribution of a particular year’s deferrals, either (a) within 30 days of termination of service or (b) a specified number of years following termination of service. They may elect to receive distribution of such deferrals in the form of a lump-sum payment or annual installments over a period of three to fifteen years.

Directors may make a distribution election for each year’s deferred compensation and may make changes regarding the timing of distribution elections with respect to prior deferred compensation as long as any new distribution election is made at least one year prior to the date that the distribution would otherwise have begun and the revised commencement date is at least five years later than the date that the distribution would otherwise have begun.

36    PSEG 2023 Proxy Statement

Executive Compensation

We recognize that executive compensation is an important matter for our stockholders. As required by Section 14A of the Exchange Act, we provide you with an opportunity to cast an advisory vote on our executive compensation programs as described in this Proxy Statement. This is commonly referred to as “say-on-pay”.

This vote is held annually and is non-binding, but the Board, the O&CC and management carefully review the voting results and take them into consideration when making future decisions regarding our executive compensation. We also regularly engage in dialogue with our shareholders to offer the opportunity to provide feedback on our executive compensation programs.

As required, this year we also are asking you to vote (see Proposal 3) on the frequency of the say-on-pay vote. We believe that the advisory say-on-pay vote should be submitted to you annually.

The O&CC has approved the compensation arrangements discussed in the Report of our O&CC, the Executive Compensation section and the compensation tables. We encourage you to read our Executive Compensation section, in which we explain the reasons supporting our executive pay decisions. We have summarized the highlights in our Executive Compensation Summary.

We believe our executive compensation is reasonable and appropriate, reflecting market conditions and performance. We are asking you to indicate your support of our executive compensation program as described in this Proxy Statement. This vote is not intended to address any specific item of compensation or any specific individual. Rather, it is an indication of your agreement with the overall philosophy, policies, practices and compensation of our NEOs as described in this Proxy Statement. Accordingly, as recommended by the Board, we ask you to vote in favor of the following resolution:

Resolved, that the stockholders hereby approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of

Stockholders pursuant to the applicable rules of the SEC, including the Compensation

Discussion and Analysis, compensation tables and narrative discussion.

Vote required: We will tally the votes cast, excluding abstentions and shares withheld or for which no instructions are given.

  THE BOARD RECOMMENDS A VOTE FOR THE RESOLUTION IN THIS PROPOSAL.

PSEG 2023 Proxy Statement    37

Compensation Discussion and Analysis – 2022 Named Executive Officers

EXECUTIVE COMPENSATION SUMMARY

How We Compensate Our Executives	45

Our Compensation Elements Explained	46

Executive Compensation Governance Features and Controls	51

Accounting and Tax Implications	53

Compensation Committee Interlocks and Insider Participation	54

Executive Compensation Tables	55

2022 Named Executive Officers

Ralph Izzo, Retired Executive Chair of the Board(1)
Ralph A. LaRossa, Chair of the Board, President & Chief Executive Officer (CEO)(1)
Daniel J. Cregg, Executive Vice President (EVP) & Chief Financial Officer (CFO)
Tamara L. Linde, Executive Vice President (EVP) & General Counsel
Kim C. Hanemann, President and Chief Operating Officer (COO), PSE&G
Eric Carr, President and Chief Nuclear Officer (CNO)

(1)

Mr. LaRossa succeeded Mr. Izzo as President and CEO effective September 1, 2022, and as Chair of the Board effective January 1, 2023. Mr. Izzo served as Executive Chair of the Board from September 1, 2022 until his retirement effective January 1, 2023.

38    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – 2022 Company Performance Overview

2022 Company Performance Overview

The charts below compare the relative contributions of PSE&G and PSEG Power & Other to our consolidated Net Income (Loss) and Non-GAAP Operating Earnings over the past five years and show our consistent dividend growth over those years. The impact is reflected in the realized pay of our NEOs, since our executive compensation program links incentive payouts to measures of Non-GAAP Operating Earnings over multiple time frames. We show below the annual TSR and ROIC in the last three years compared to our 2022 peer group. You can find a more comprehensive discussion of our 2022 business and financial performance in our 2022 Form 10-K. See Appendix A for a complete list of items excluded from Net Income (Loss) in the determination of non-GAAP Operating Earnings.

GAAP: Contribution to PSEG Net Income (Loss) ($ Millions)
and Net Income (Loss) per share ($/Share)

$2.83
$3.33
$3.76
($1.29)
$2.06
371
443
578
(2,094)
(534)
1,067
1,250
1,327
1,446
1,565
2018
2019
2020
2021
2022
PSEG Power & Other
PSE&G
Net Income (Loss) per share (GAAP)

Non-GAAP: Contribution to PSEG Operating Earnings ($ Millions)
and Operating Earnings per share ($/Share)

$3.12
$3.28
$3.43
$3.65
$3.47
515
416
414
407
174
1,067
1,250
1,327
1,446
1,565
2018
2019
2020
2021
2022
PSEG Power & Other
PSE&G
Operating Earnings per share (non-GAAP)

Annual Total Shareholder Return (TSR)

3-Year TSR
PSEG: 15.0%
PSEG Peers: 12.7%
2.4%
-6.8%
18.3%
17.3%
-5.1%
3.7%
2020
2021
2022
PSEG
Peer Group

Annual Return on Invested Capital (ROIC)

3-Year ROIC
PSEG: 3.6%
PSEG Peers: 5.0%
7.2%
5.0%
-0.7%
5.0%
4.4%
5.0%
2020
2021
2022
PSEG
Peer Group

PSEG Dividend Payout ($/Share)
$2.20
$2.10
$2.00
$1.90
$1.80
$1.70
$1.60
$1.80
$1.88
$1.96
$2.04
$2.16
2018
2019
2020
2021
2022

PSEG 2023 Proxy Statement    39

Compensation Discussion and Analysis – Executive Compensation Philosophy and Pay for Performance

Executive Compensation Philosophy and Pay for Performance

Our program aligns executive compensation to the successful execution of our strategic plans, meeting our financial and operational goals and delivering strong returns to our shareholders while balancing the interests of our multiple stakeholders. These include our stockholders, the customers we serve, our employees, our suppliers and the communities in which we operate. We attract and retain exceptional executive talent needed for long-term success by ensuring our compensation is market competitive with our peers.

Our incentive plans focus on financial and operational performance as well as human capital management. As previewed last year, for 2022, we made additional changes to our MICP and LTIP to focus on our ESG commitments and priorities, and a portion of our LTIP continues to focus on performance versus peers over a multi-year time horizon. The goals of individual NEOs, including our CEO, place a high value on critical strategic initiatives, long-range planning, disciplined investments, ESG priorities and operational excellence that enhance value and recognize our responsibilities as a public utility. The actual value of compensation, especially equity grants, reflect our Company’s performance over time.

The O&CC annually reviews and evaluates our compensation program and maintains the flexibility to make decisions about actual compensation levels and awards based on achievement of our business objectives and relevant circumstances affecting our Company. Considerations may include economic, market and competitive conditions, regulatory and legal requirements, internal pay equity considerations, ESG priorities, impact on financials of the strategic alternatives review, and peer group or market practices. The O&CC and the Board align pay and performance with long-term stockholder value creation without encouraging excessive risk taking.
(1)	Reflects Mr. Izzo as CEO
(2)	Reflects Mr. LaRossa as CEO

Note: No adjustments were made to indicative payout factor.

CEO Transition

On April 19, 2022, we announced that Mr. Izzo, our President and CEO and the Chair of the Board would retire from the Company, with his last day as President and CEO being August 31, 2022, and his last day as a director being December 31, 2022. Mr. Izzo served as Executive Chair of the Board through his retirement from the Board. An ad hoc Succession Planning Committee of the Board assisted with the CEO transition process, and on April 18, 2022, the Board elected Mr. LaRossa, PSEG’s COO, to succeed Mr. Izzo as President and CEO effective September 1, 2022. He assumed the additional responsibilities of Chair of the Board on January 1, 2023. For more information on CEO Compensation, see page 46.

40    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – Executive Compensation Philosophy and Pay for Performance

2022 Target Compensation Summary

Overall target compensation should be competitive to comparable executives in our peer group so that we can attract, motivate and retain exceptional talent. The 2022 compensation decisions are reflective of each executive’s role, responsibilities, performance and time in position. Our 2022 target compensation is as follows:

2022 TARGET COMPENSATION SUMMARY

	Base Salary ($)	Annual Incentive	Target Total Cash ($)	Long-Term Incentive ($)		Target Total Compensation ($)
Executive				PSUs	RSUs

Ralph Izzo	1,464,000	140%	3,513,600	6,370,016	2,730,028	12,613,644

Ralph A. LaRossa(1)	1,250,000	130%	2,875,000	5,145,026	2,205,074	10,225,100

Daniel J. Cregg	735,700	80%	1,324,260	1,295,015	555,000	3,174,275

Tamara L. Linde	685,000	80%	1,233,000	980,057	420,019	2,633,076

Kim C. Hanemann	648,900	75%	1,135,575	910,043	390,059	2,435,677

Eric Carr	616,300	70%	1,047,710	840,029	360,035	2,247,774

(1)

Mr. LaRossa was promoted September 1, 2022 from Chief Operating Officer (COO) of the Company to President and CEO. The target salary and annual incentive noted in the table above represent Mr. LaRossa’s year-end 2022 salary post his promotion to President and CEO. Mr. LaRossa’s salary and annual incentive prior to the promotion while in the position of COO was $835,000 and 90%, respectively. For the prorated actual salary pay for Mr. LaRossa, please see the Summary Compensation Table on page 55.

The above values reflect target compensation opportunities, which may not match the Summary Compensation Table.

PSEG 2023 Proxy Statement    41

Compensation Discussion and Analysis – Say-on-Pay and Shareholder Engagement

EXECUTIVE COMPENSATION

Say-on-Pay and Shareholder Engagement

At the 2022 Annual Meeting, our stockholders voted approximately 91.8% in favor of our say-on-pay proposal, demonstrating their concurrence that our programs reflect our strong pay-for-performance philosophy. We continuously review our executive compensation program in recognition of investor feedback and adjust, as appropriate, the compensation of our executives in light of their performance, our business results, our financial condition and the competitive market for the role.

91.8% of stockholders voted in favor of 2022 say-on-pay proposal	We strongly encourage investor feedback and will continue to review and make changes to our executive compensation program in recognition of investor interests, evolving trends and best practices.

In particular, the O&CC, with input from our independent compensation consultant, CAP, considered the 2022 say-on-pay vote result and current market practices as it evaluated our executive compensation program. During the past year, we actively reached out to many of our largest investors to advise them of recent compensation and governance actions we have taken and to listen to any concerns they may have. We always welcome stockholders’ comments and suggestions and continue to consider the outcome of the say-on-pay vote on our program design.

Executive Compensation Best Practices

What We Do	What We Don’t Do

 Pay for performance, with a significant portion of target compensation at risk

 Use of ESG metrics in both the MICP and LTIP for the PSU component (implemented in 2022 PSUs)

 Set stretch performance goals

 Competitive pay, targeted around the median

 Maximum payout cap for incentive plans

 Minimum vesting of three years for RSUs and PSUs unless retirement eligible

 Double trigger in the event of a change-in-control to receive severance benefits

 Clawback policy that applies to financial restatements or in the event of misconduct or material violations of our Standards of Conduct

 Robust stock ownership guidelines for executives

 Independent executive compensation consultant reviews programs and practices

 Engage stockholders to solicit feedback on our compensation program

   No guaranteed incentive compensation

   No excise tax gross ups

   No hedging or pledging for any employee, including officers and directors

   No compensation plans that encourage or reward executives’ excessive risks

   No dividends paid on unearned awards

   No repricing or exchange of underwater stock options

   No excessive perks

   No longer offer additional service credit for pension calculation

   No enhanced treatment of equity awards, additional benefits or one-time payments provided to our retired CEO upon retirement

42    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – Peer Comparison and Benchmarking

Peer Comparison and Benchmarking

How We Choose Peers for Benchmarking

We evaluate and set executive compensation to be competitive within a peer group comprised of similarly-sized utilities. We consider our peers’ earnings, market capitalization, operational characteristics, price-to-earnings ratio and revenue. Because our revenue is driven by energy demand and prices that are outside the control of management, we emphasize earnings over revenue. We believe this approach is more reflective of the complexities of our business when comparing across companies.

Each year, we re-evaluate the peer group to assess its appropriateness. Our peer companies for 2022 are listed below.

Peer Companies

Ameren Corporation	American Electric Power Co., Inc.	CenterPoint Energy, Inc.

CMS Energy Corporation	Consolidated Edison, Inc.	Dominion Resources, Inc.

DTE Energy Company	Duke Energy Corporation	Edison International

Entergy Corporation	Eversource Energy	Exelon Corporation

FirstEnergy Corporation	PPL Corporation	Sempra Energy

Southern Company	WEC Energy Group, Inc.	Xcel Energy Inc.

For 2023, we did not make changes to the peer group.

How We Use Peer Data

Pay Governance LLC assists in analyzing the annual Willis Towers Watson Energy Services Executive Compensation Survey –U.S. market data using the peer companies. We use the peer group data to the extent each position is reported in the survey data. The O&CC’s independent consultant, CAP, reviews the outcome of the competitive assessment and provides supplemental data on the peer group as required.

PSEG 2023 Proxy Statement    43

Compensation Discussion and Analysis – Peer Comparison and Benchmarking

Compensation Benchmark

Base Salary, target Total Cash Compensation and target Total Direct Compensation of each of the active NEOs as a percentage of the comparative median benchmark levels of the peer group are noted below, along with each individual’s time in position. Mr. Izzo’s and Mr. LaRossa’s compensation decisions are discussed further in the CEO Compensation section.

Percent of Comparative Median Benchmark Levels (2022)*

Chart reflects executive compensation decisions made in December 2021 and April 2022.

*For our retired CEO, R. Izzo, the percentage of comparative median benchmark levels for 2022 were 109% base salary, 116% total cash, 111% total direct payment.

44    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – How We Compensate Our Executives

How We Compensate Our Executives

See the section on Our Compensation Elements Explained below for more detail.

The O&CC believes that the majority of a senior executive’s compensation should be performance-based, and the more senior an executive’s position is in the organization, the more that executive’s pay should be oriented toward long-term compensation. On average, 74% of pay is at risk for our NEOs, (excluding Messrs. Izzo and LaRossa) with 88% of pay at risk for our new CEO.

Note: CEO Pay mix reflects Mr. LaRossa and Other NEO Pay Mix reflects Messrs. Cregg and Carr and Mses. Linde and Hanemann.

Executive Performance and Goals

We have provided detailed calculations of the payouts under our MICP and LTIP, including a discussion of the pre-established goals for these incentive plans and the performance achieved by our NEOs.

We do not disclose forward-looking targets for our incentive plans, where the disclosure could result in competitive harm. On an annual basis, the O&CC and CAP, the Committee’s independent consultant, review the degree of difficulty of the targets to ensure that the goals are driving performance.

Targets are set based on the proposed business plan and a rigorous process is undertaken at the start of each year to determine the range of performance for each measure. The corporate and business unit performance goals are set at levels that require strong performance for a target payout and superior performance for a greater than target payout.

PSEG 2023 Proxy Statement    45

Compensation Discussion and Analysis – How We Compensate Our Executives

CEO Compensation

In December 2021, the Committee increased Mr. Izzo’s 2022 base salary 3.0% and made no changes to his MICP target or LTI awards. CEO compensation was approved by all Independent Directors.

Mr. Izzo’s experience, including his deep understanding of our strategy, operations, risk profile, regulatory and environmental circumstances, supports the above market median compensation philosophy in light of continued strong financial performance over time.

MICP and LTIP amounts in the graph above reflect the target values. Actual payouts are reported in the Executive Compensation section following the applicable performance period.

On April 18, 2022, we entered into a letter agreement with Mr. LaRossa to memorialize his appointment as President and CEO, effective September 1, 2022 and the agreement specifies certain new compensation terms for Mr. LaRossa, including a base salary of $1,250,000, a target annual incentive equal to 130% of base salary and 2022 supplemental long-term incentive awards with a total value of $4,850,000. In conjunction with his grant made in February as COO, the long-term incentive award was to bring his total compensation in line with peer CEO market levels. Additionally, we entered into a letter of agreement with Mr. Izzo for the period of September 1, 2022 through December 31, 2022 as Executive Chair. Mr. Izzo’s compensation was unchanged during this period.

Our Compensation Elements Explained

Executive Base Salary

Each NEO’s base salary level is reviewed annually by the O&CC. The O&CC considers base salary adjustments for individual NEOs other than the CEO based on market data, CEO recommendations, performance and additional factors including leadership, time in position and other personal contributions. All NEOs’ increases ranged from 3% to 4% effective January 1, 2022. Mr. LaRossa’s salary increased 50% upon his promotion to CEO on September 1, 2022.

Executive Annual Cash Incentive

Our NEOs are eligible for an annual cash incentive under our MICP. The O&CC evaluates each NEO’s incentive compensation based on achievement of specific performance goals relating to the Company’s and business unit earnings (where applicable), a business unit scorecard critical and strategic goals. The business unit scorecard metrics are comprised of goals based on financial, operational and strategic performance of the respective business unit. The focus is on performance measured against benchmarked targets and continuous improvement from prior year. The O&CC approves the incentive compensation for all NEOs except the CEO. The O&CC recommends the CEO’s incentive compensation to the Board, which approves it.

As noted in our 2022 proxy statement, the MICP was revised to better align with the future state of our utility and other businesses of Nuclear and Long Island. Notable changes included:

➢	Corporate EPS: Reduced EPS weighting to 65% (from 75% for corporate roles) for all NEOs.

➢	PSEG Power: Changed Adjusted EBITDA to Operating Earnings due to the Fossil divestiture and eliminated the PSEG Power scorecard.

➢

Corporate Scorecard: Simplified enterprise-wide scorecard to focus on metrics and strategic initiatives measured across areas of importance: People, Safety, Operations/Reliability, Finance and Environment.

➢	People Strong: Goals emphasize our commitment to diversity, equity, and inclusion both internally and externally.

46    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – Our Compensation Elements Explained

All executive officers have strategic “People Strong” goals. The People Strong goal emphasizes fostering a culture of inclusion both internally and externally and PSEG’s Core Commitment to diversity, equity and inclusion. Through our commitment to diversity, equity and inclusion, we will more effectively serve customers, shareholders and communities. The business unit scorecard and other strategic goals focus on the following categories: People, Safe and Reliable and Economic, which are benchmarked, when possible, against the broader utility industry, setting our targets at the top quartile (or the top decile for safety-related measures). People-related goals include OSHA benchmarks.

Safe and Reliable includes System Average Interruption Duration Index and other reliability measures, JD Power measures, renewable energy generation, energy efficiency, performance indicators and cybersecurity measures. Economic focuses on financial measures including controllable O&M and cash generation.

Strategic Enterprise-wide scorecard categories include Critical Initiatives, PSE&G investment programs, long-term nuclear solution, long-term strategic business plan and valuation and PSE&G customer collections.

Each NEO’s performance under each applicable factor – corporate EPS, business unit earnings, business unit scorecard and strategic goals – could range from zero to 2.0 (200%) based on the achievement of pre-determined goals.

Operating EPS (non-GAAP) excludes mark-to-market activity, Nuclear Decommissioning Trust (NDT) related activity and material one-time items. In order to provide a consistent comparison of earnings, PSE&G, PSEG Power and PSEG Long Island’s non-GAAP Operating Earnings results are adjusted for interest rate variances versus the business plan. We used these non-GAAP measures because we believe they better reflect operating performance and more directly relate to ongoing operations of the businesses. See Appendix A for reconciliation to GAAP of non-GAAP Operating Earnings.

PSEG 2023 Proxy Statement    47

Compensation Discussion and Analysis – Our Compensation Elements Explained

Note: MICP weightings and payout for Mr. LaRossa reflect targets as President & COO

Executive Long-Term Incentive

Equity grants are typically made each February. In September 2022, we granted a supplemental LTI award to Mr. LaRossa upon his promotion to CEO. Factors that are considered in the determination of award amounts are the competitive market and the individual’s role, responsibilities, contributions, as well as talent retention needs. With respect to the CEO, the O&CC develops a recommended award opportunity in consultation with CAP and presents the proposal for approval by the Board.

RSUs are denominated in units of common stock and cliff vest at the end of three years, payable in shares of our common stock. PSUs are denominated in units of common stock and are subject to achievement of certain performance goals over a three-year period, vesting at the end of the performance period.

2020 PSU Grant Result: LTIP awards of PSUs made for the three-year performance period ended December 31, 2022 were reported in our Proxy Statement at fair value at the time of the grants. These PSU grants were subject to the achievement of goals related to relative TSR and relative ROIC vs. peers.

We determine ROIC by dividing Net Income (adjusted for interest expense) by debt and equity.

The performance schedule for relative TSR and ROIC is determined by ranking within the peer group. Shown below are the ranks and payout factors at threshold, target and maximum levels and our actual rank for this period:

For 2020 grants, the peer group consisted of 18 companies plus PSEG.

48    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – Our Compensation Elements Explained

(1)	Our ROIC result for the 2020 PSU grant was significantly impacted by the sale of our fossil generating portfolio. See Appendix A for reconciliation to GAAP of non-GAAP Operating Earnings.

Based on the performance results for that period, as approved by the O&CC, Mr. Cregg, Ms. Linde and Ms. Hanemann, and Mr. Carr, and as recommended by the O&CC and approved by the Board, Mr. Izzo and Mr. LaRossa, will receive payment in 2023 of shares of our common stock equal to 40% (see table below) of the grant target.

Determination of Individual Payouts for Executives: Based on these results, participants earned a PSU payout of 40%. The dollar amount of each payout, made in shares of our common stock, is shown below, calculated using the average of the high and low price of our common stock on March 1, 2023, $59.54. These amounts are reported in the Option Exercises and Stock Vested during 2022 Table.

NEO	PSUs Granted (#)	PSUs Earned (#) (1)	PSUs Payout ($) (1)

Ralph Izzo	123,331	54,819	3,263,906

Ralph A. LaRossa	32,527	14,458	860,814

Daniel J. Cregg	21,956	9,759	581,057

Tamara L. Linde	17,619	7,831	466,280

Kim C. Hanemann	8,810	3,916	233,153

Eric Carr	10,843	4,820	286,956

(1)	Reflects rounding and includes accrued dividend equivalents earned.

2022 Grants: As noted in our 2022 proxy statement, the PSU components were changed to recognize that we are predominately a regulated company and are reflective of our commitment to long-term growth, our ESG leadership position and carbon-free generation. The metrics for our 2022 – 2024 PSU award are as follows:

➢	40% relative TSR vs. the peer panel;

➢	20% relative ROIC vs. the peer panel;

➢	20% EPS growth; and

➢	20% ESG Priorities:
•	Methane reduction target
•	Carbon-free generation target
•	Energy efficiency target - electric
•	Energy efficiency target - gas
•	Sustainalytics ESG Risk Ratings Score

We believe these changes will drive long-term shareholder value through a sustainable, predictable, growth platform.

The mix of the long-term incentive awards is consistent with the prior grants as described in the Executive Long-Term Incentive section above, in the form of 70% PSUs and 30% RSUs vesting at the end of three years. For 2022, we changed the payout scale from a company rank approach to calculating the percentiles in order to mitigate volatility in payouts, particularly if there is a narrow range between peer results. In order to calculate the payouts for relative TSR vs. peers and ROIC vs. peers, at the conclusion of the performance period, we will calculate the peer 25th, 50th and 75th percentiles (including PSEG) and use linear interpolation to calculate the payout result.

PSEG 2023 Proxy Statement    49

Compensation Discussion and Analysis – Our Compensation Elements Explained

The grants included in our Summary Compensation Table were approved in February 2022 for the NEOs. These grants are for the three-year performance period ending December 31, 2024 and are shown in the 2022 Grants of Plan-Based Awards Table. These awards are also reported in the Summary Compensation Table at the grant date fair value.

Retirement and Post-Retirement Benefits

Deferred Compensation Plans: We offer a deferred compensation plan to our officers so they can more effectively manage their personal tax obligations. Participants may elect to defer all or any portion of their cash compensation and may choose from among several different investment options based upon the choices available in our 401(k) Plan (except the Company Stock Fund and the Fidelity Brokerage Link Account), as well as a market-based rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate.

We also have a plan that provides officers with the opportunity to defer equity compensation. The election to defer shares underlying an equity award must be made before the services giving rise to the equity award are performed. Deferred shares are held in a Rabbi Trust.

Additional details about these deferred compensation plans are provided in the descriptions following the Non-Qualified Deferred Compensation Table.

Retirement Benefits for Executives: Substantially all employees, including the NEOs, receive certain qualified retirement benefits under one of the Pension Plans, which provides either a Final Average Pay Component or a Cash Balance Component. The nature of the individual’s Pension Plan benefit depends upon the date of hire. Mr. Izzo, Mr. LaRossa, Mr. Cregg, Ms. Linde and Ms. Hanemann participate in the Final Average Pay Component as they each began employment before January 1, 1996. Mr. Carr participates in the cash balance component as he began employment after January 1, 1996.

In addition to the qualified plan, we provide certain nonqualified retirement benefits under the Reinstatement Plan and the Supplemental Executive Retirement Income Plan (Supplemental Plan). All of our NEOs participate in the Reinstatement Plan and Mr. Izzo and Mr. LaRossa in the additional limited benefit provisions of the Supplemental Plan. As described in the Pension Benefits Table, Mr. Izzo is eligible to receive additional years of credited service.

Additional information is provided in the Pension Benefits Table and the accompanying narrative, below. Amounts reported for 2022 reflect changes in the discount rate as well as actuarial changes, which impacted the benefit calculations.

We also maintain a defined contribution 401(k) Plan and provide a partial employer matching contribution for 401(k) Plan participants. We provide retirees with the opportunity to receive medical benefits with a subsidy available to participants in the Final Average Pay Component of the Pension Plan who meet the eligibility requirements.

Severance and Change-In-Control Benefits for Executives: We provide severance benefits in the event of certain employment terminations to all officers, including the NEOs. All of our NEOs participate in our Key Executive Severance Plan. Mr. Izzo and Mr. LaRossa are also eligible for certain other severance benefits, as described under Potential Payments Upon Termination of Employment or Change-In-Control.

We provide severance benefits upon a change-in-control to officers. A change-in-control is by its nature disruptive to an organization and its executives. Executives are frequently key players in the success of organizational change. To assure the continuing performance of these executives and maintain stability and continuity in the face of a possible termination of employment in the event of a change-in-control, we provide a competitive severance package.

Neither our Key Executive Severance Plan nor Mr. Izzo’s severance agreement provide for gross-up payments from us in the event that any NEO or other participant is subject to an excise tax related to receipt of a change-in-control payment. Both the Key Executive Severance Plan and Mr. Izzo’s severance agreement include a “double-trigger” provision on benefits, which are paid only in the event of termination of employment following a change-in-control. PSU payments, if any, are prorated. No benefits are paid in the event of a termination for cause.

Severance and change-in-control benefits are described under Potential Payments Upon Termination of Employment or Change-in-Control.

Limited Perquisites for Executives

We provide certain perquisites that are reasonably aligned with those of our peers or provide benefit to us, such as providing personal security to executives with a high public profile and allowing executives to be productive while commuting. These include an automobile stipend (and for the CEO, a driver), parking, reimbursement of relocation expenses, annual physical examinations, limited personal and spousal travel including use of aircraft (in accordance with the policy we have established and with CEO approval), home security, limited personal technology, charitable contributions on behalf of the individual, limited club memberships, limited reimbursement of credit card annual fees and limited personal entertainment. These perquisites are described in the 2022 Summary Compensation Table, as applicable.

We do not provide a tax gross-up of personal benefit amounts deemed to be taxable income under federal or state income tax laws and regulations, except for certain relocation expenses, primarily in the case of newly hired executives.

50    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – Executive Compensation Governance Features and Controls

Executive Compensation Governance Features and Controls

Role of the Compensation Consultant

The O&CC has retained CAP as its independent compensation consultant to provide information, analyses and advice regarding executive and director compensation. CAP reports directly to the O&CC. Select responsibilities include:

Review compensation program and levels	Analyze pay and performance alignment

Provide comparative industry trends and peer data	Ad hoc support on executive compensation matters

CAP may meet with the O&CC in executive session without the presence of management and provides only executive compensation consulting services. In 2022, CAP attended six meetings of the O&CC.

Management also retains a compensation consultant, Pay Governance, to provide market compensation data for our officers, including the NEOs. This data is made available to CAP.

In July 2022, the O&CC reviewed CAP’s independence relative to the following factors:

The O&CC concluded that CAP is independent and no conflicts of interest exist.

Executive Compensation Risk Assessment

In 2022, CAP reviewed our compensation program to assess whether they could encourage excessive risk-taking. The risk assessment included a full inventory of all incentive compensation plans, including their design, metrics, goals and operation and a review of business and operational risks as well as governance and oversight practices and internal controls. Our Senior Vice President, Audit, Enterprise Risk and Compliance, as well as our internal compensation professionals under the supervision of our Senior Vice President – Human Resources & Chief Human Resources Officer & Chief Diversity Officer, provided input into this process as appropriate. Management and CAP reviewed this assessment with the O&CC. Based on this review, the O&CC determined that the programs are appropriately structured and do not encourage excessive risk-taking.

PSEG 2023 Proxy Statement    51

Compensation Discussion and Analysis – Executive Compensation Governance Features and Controls

Our compensation programs include the following risk mitigation features:

•  Strong governance processes and controls in place

•  Multi-year vesting for long-term incentives

•  Multiple dimensions of performance, including: a balanced scorecard that includes, among other factors, ESG goals; EPS (non-GAAP) for corporate financial performance; earnings (non-GAAP) for business unit performance; and key strategic and operational metrics that balance risks

•  Equity compensation and our stock ownership and retention policy discourage a short-term focus

•  A balanced total compensation package that includes a mix of base salary, benefits and annual and long-term incentive

•  Caps on the total amount of incentive compensation that can be earned and paid out annually

•  O&CC oversight of incentive plan formulas, performance measures/goals and corresponding payment scales

•  A robust Clawback policy

Clawback Practice

We have a Clawback Practice that has a three-year look-back and:

•	Applies to all incentive compensation for all non-represented employees

•

Applies in the event of (i) a restatement of financial statements, (ii) recalculation of incentive compensation, in each case resulting from the employee’s misconduct or (iii) an employee’s act or omission that constitutes a material violation of our Standards of Conduct and that results or would have resulted in termination of employment

•	Is administered by the O&CC for officer compensation

Actual LTIP grants may contain additional provisions, such as recoupment for violations of non-compete, non-solicitation or confidentiality agreements.

In October 2022, the SEC adopted final rules requiring the stock exchanges to implement listing standards requiring compensation recovery and disclosure rules to comply with the Dodd Frank Act. We will adjust the terms of our Clawback Practice to comply with appropriate regulations.

Role of the CEO in Executive Compensation

The CEO attends O&CC meetings, other than executive sessions. The CEO recommends changes to the salaries of his direct reports, and any NEO, and recommends LTI award levels. The CEO develops and the O&CC considers these recommendations in the context of each executive’s individual performance, experience in role and competitiveness of salary as well as internal equity among executives. The O&CC believes that the role played by the CEO in this process is appropriate because the CEO is uniquely suited to evaluate the performance of his direct reports.

In April 2022, the O&CC and CAP had a special O&CC meeting to recommend for Board approval Mr. LaRossa’s compensation as CEO.

No Hedging and Pledging

We have a policy that prohibits all employees, including NEOs, other officers and directors, from hedging, short-selling or pledging our common stock. All employees are prohibited from trading in options, puts, calls or other derivative instruments related to PSEG equity or debt securities. They also are prohibited from purchasing our common stock on margin, borrowing against our common stock held in a margin account and or pledging our common stock as collateral for a loan. A direction to exercise and hold, or to exercise and sell, PSEG equity in compliance with an approved Rule 10b5-1 Plan is exempt from the requirement.

Trading Pre-clearance is Required for Directors and Officers

Under our Insider Trading Practice, all of our directors and officers, including the NEOs, are required to obtain pre-clearance from the Office of the General Counsel prior to engaging in any transaction involving our common stock and may only engage in transactions during “open window” periods or pursuant to pre-established plans.

52    PSEG 2023 Proxy Statement

Compensation Discussion and Analysis – Executive Compensation Governance Features and Controls

Stock Ownership and Retention Policy for Executives

Our Stock Ownership and Retention Policy applies to our officers (as shown on the table). The required amount, including vested and unvested RSUs and 401(k) shares, but not unearned PSUs, must be acquired within five years.

Each officer must retain 100%, of all shares, net of taxes, acquired through equity grants, including the vesting of restricted stock or RSU grants, payout of PSU awards and exercise of option grants, until the ownership requirement is met.

All NEOs have met their respective ownership requirement.

Accounting and Tax Implications

The O&CC has considered the effect of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (see Note 20 to the Consolidated Financial Statements included in our 2022 Form 10-K) regarding the expensing of equity awards in determining the nature of the grants under the LTIP.

The O&CC considers the tax-deductibility of our compensation payments as one factor in determining executive compensation. In addition, the O&CC considers other factors in making decisions, as noted in this Executive Compensation section, and retains the flexibility to award compensation consistent with our compensation philosophy and program in the best interests of the Company and our stockholders even if it is not deductible. IRC Section 162(m) generally denies a deduction for federal and state income tax purposes for compensation in excess of $1 million for certain current and former executive officers (“covered employees”) of publicly held corporations including the CEO and certain other persons named in the Proxy Statement. In December 2020, the Internal Revenue Service (IRS) issued final regulations under IRC 162(m). PSEG records taxes based on our interpretation of the relevant statute.

PSEG 2023 Proxy Statement    53

Compensation Discussion and Analysis – Compensation Committee Interlocks and Insider Participation

Compensation Committee Interlocks and Insider Participation

During 2022, each of the following individuals served as a member of the O&CC for all or a portion of the year: Willie A. Deese, Shirley Ann Jackson, David Lilley, Barry H. Ostrowsky, Valerie A. Smith, John P. Surma (Chair) and Susan Tomasky. No member of the O&CC was an officer or employee or a former officer or employee of any PSEG company. None of our executive officers was “interlocks” meaning none served as a director of or on the compensation committee of any of the companies for which any of these individuals served as an executive officer. No member of the O&CC had a direct or indirect material interest in any transaction with us, other than as described on page 31 under Certain Relationships and Related Person Transactions with respect to Barry H. Ostrowsky.

54    PSEG 2023 Proxy Statement

Executive Compensation Tables – 2022 Summary Compensation Table

EXECUTIVE COMPENSATION TABLES

2022 Summary Compensation Table

The following table summarizes the compensation of our NEOs for the years shown. The NEOs are our retired CEO, current CEO, CFO and three most highly compensated executive officers in 2022.

Name and Principal Position(1)	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5 & 6)	Total ($)
Ralph Izzo	2022	1,464,000	9,100,044	2,254,600	-	50,566	12,869,210
Former Executive Chair	2021	1,421,400	9,100,065	3,621,700	-	65,509	14,208,674
	2020	1,421,400	9,100,075	2,348,200	1,335,000	103,579	14,308,254

Ralph A. LaRossa	2022	971,950	7,350,100	1,143,800	-	44,692	9,510,542
Chair of the Board, President & CEO	2021	810,700	2,400,087	1,327,900	-	34,458	4,573,145
	2020	787,000	2,400,064	835,800	928,000	29,400	4,980,264
Daniel J. Cregg	2022	735,700	1,850,015	647,500	-	33,592	3,266,807
EVP & CFO	2021	714,300	1,750,045	975,000	236,000	33,593	3,708,938
	2020	680,000	1,620,057	601,800	657,000	29,609	3,588,466
Tamara L. Linde	2022	685,000	1,400,076	602,800	-	32,479	2,720,355
EVP &	2021	657,800	1,300,019	897,900	179,000	29,660	3,064,379
General Counsel	2020	638,600	1,300,025	565,200	686,000	30,416	3,220,241
Kim C. Hanemann	2022	648,900	1,300,102	588,900	-	82,965	2,620,867
President & COO (PSE&G)
Eric Carr	2022	616,300	1,200,064	483,200	-	27,279	2,326,843
President & CNO

(1)

Amounts shown are based on annualized salary, except for Mr. LaRossa whose salary is prorated between his current and former positions. Mr. Cregg deferred $183,926, $143,410 and $9,141, of his 2022, 2021 and 2020 salary, respectively (see 2022 Non-Qualified Deferred Compensation Table).

(2)

The amounts shown reflect the grant date fair value of the awards. For a discussion of the assumptions made in valuation, see Note 20 to the Consolidated Financial Statements included in our Form 10-K. 2022, 2021 and 2020 LTIP awards were granted in February of each year. All 2022 awards are shown in the Grants of Plan Based Awards Table and discussed in the Executive Compensation section and consist of PSUs and RSUs. PSU value is shown at the target amount. Actual value of the shares received upon vesting of RSUs depends upon the price of our common stock. Payout value of the PSUs earned at the conclusion of the three-year performance period may be less than or exceed the grant date fair value, dependent upon achieving respective years performance factors. More detailed information is provided in the Executive Compensation section. The respective amounts shown below represent the grant date fair value of PSUs at target and maximum amounts.

	2022		2021		2020

	Value at Target (100%) ($)	Value at Maximum (200%) ($)	Value at Target (100%) ($)	Value at Maximum (200%) ($)	Value at Target (100%) ($)	Value at Maximum (200%) ($)

Ralph Izzo	6,370,016	12,740,032	6,370,040	12,740,080	6,370,046	12,740,092

Ralph A. LaRossa	5,145,026	10,290,052	1,680,058	3,360,116	1,680,020	3,360,040

Daniel J. Cregg	1,295,015	2,590,029	1,225,018	2,450,036	1,134,027	2,268,054

Tamara L. Linde	980,057	1,960,114	910,015	1,820,030	910,021	1,820,042

Kim C. Hanemann	910,043	1,820,085	-	-	-	-

Eric Carr	840,029	1,680,057	-	-	-	-

(3)

As discussed in the Executive Compensation section, amounts awarded were earned under the MICP and determined and paid in the following year. Mr. Cregg deferred $161,875, $195,000 and $0, of his 2022, 2021 and 2020 MICP, respectively.

(4)

Includes the change in the actuarial present value of accumulated benefit under Defined Benefit Pension Plans and Supplemental Executive Retirement Plans between calendar years 2022 and 2021, 2021 and 2020, and 2020 and 2019, determined by calculating the

PSEG 2023 Proxy Statement    55

Executive Compensation Tables – 2022 Summary Compensation Table

benefit under the applicable plan benefit formula for each of the plans, measured at December 31 of each year, based on years of credited service, earnings in effect at the respective measurement dates, applicable interest rates and other assumptions as discussed in Note 14 to the Consolidated Financial Statements included in our Form 10-K. The changes are as follows:

	Izzo ($)	LaRossa ($)	Cregg ($)	Linde ($)	Hanemann ($)	Carr ($)

2022	(3,474,000)	(1,986,000)	(677,000)	(935,000)	(454,000)	(87,000)

2021	(388,000)	(220,000)	236,000	179,000

2020	1,335,000	928,000	657,000	686,000

Any interest earned under the Deferred Compensation Plan at the prime rate plus 1/2% did not exceed 120% of the applicable long-term rate for any of the NEOs in 2022, 2021 or 2020.
(5)

For 2022, depending on the individual, includes perquisites and personal benefits which include (a) automobile, parking and related expenses, (b) physical examinations, (c) home security systems and services, (d) limited credit card annual fees, (e) limited personal entertainment, (f) limited airline club memberships and (g) charitable contributions. For automobiles, the pro-rata personal usage value of the vehicle lease cost based on the IRS Annual Lease Value Table was used or a stipend; for parking, the market value for the parking space was used; for the driver, actual pro-rata expense was used for the time devoted to CEO commuting and personal use. For all other items, actual expenses were used. No NEO received a perquisite in 2022 that exceeded the greater of $25,000 or 10% of the NEO’s total perquisite and personal benefit amount, except for Kim C. Hanemann whose perquisite for home security totaled $52,581. In honor of Mr. Izzo on his retirement, the Company made a charitable contribution of $100,000 to the Community Food Bank of New Jersey in February 2023.

(6)	Includes the employer matching contribution to our 401(k) Plan at the same percentage generally available to all non-represented employees. For 2022, these amounts were:

	Izzo ($)	LaRossa ($)	Cregg ($)	Linde ($)	Hanemann ($)	Carr ($)

401(k) Company Match	12,200	12,200	12,200	12,200	12,200	12,200

56    PSEG 2023 Proxy Statement

Executive Compensation Tables – 2022 Grants of Plan-Based Awards Table

2022 Grants of Plan-Based Awards Table

The following table provides information on plan-based awards made to our NEOs for 2022.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)

Name and Type of Award(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards; Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)

Ralph Izzo

MICP		1,024,800	2,049,600	4,099,200	-	-	-	-	-

PSUs	02/15/2022		-	-	902	90,163	180,326	-	6,370,016

RSUs	02/15/2022	-	-	-	-	-	-	42,372	2,730,028

Ralph A. LaRossa

MICP		519,900	1,039,800	2,079,600	-	-	-	-	-

PSUs	09/01/2022	-	-	-	578	57,768	115,536	-	3,395,025

PSUs	02/15/2022	-	-	-	248	24,770	49,540	-	1,750,001

RSUs	09/01/2022	-	-	-	-	-	-	22,444	1,455,044

RSUs	02/15/2022	-	-	-	-	-	-	11,641	750,030

Daniel J. Cregg

MICP		294,300	588,600	1,177,200	-	-	-	-	-

PSUs	02/15/2022	-	-	-	183	18,330	36,660	-	1,295,015

RSUs	02/15/2022	-	-	-	-	-	-	8,614	555,000

Tamara L. Linde

MICP		274,000	548,000	1,096,000	-	-	-	-	-

PSUs	02/15/2022	-	-	-	139	13,872	27,744	-	980,057

RSUs	02/15/2022	-	-	-	-	-	-	6,519	420,019

Kim C. Hanemann

MICP		243,350	486,700	973,400	-	-	-	-	-

PSUs	02/15/2022	-	-	-	129	12,881	25,762	-	910,043

RSUs	02/15/2022	-	-	-	-	-	-	6,054	390,059

Eric Carr

MICP		215,700	431,400	862,800	-	-	-	-	-

PSUs	02/15/2022	-	-	-	119	11,890	23,780	-	840,029

RSUs	02/15/2022	-	-	-	-	-	-	5,588	360,035

(1)	Relates to cash awards under the MICP and equity awards (PSUs and RSUs) made under the LTIP.
(2)

Represents possible payouts under MICP for 2022 performance. Threshold represents minimum amount payable, if earned. For payout factors, see the Executive Compensation section. The actual payouts on the awards were determined in February 2023 and paid thereafter, as reported in the 2022 Summary Compensation Table.

(3)	Represents LTIP award of PSUs described below. Threshold represents minimum amount payable, if earned. For additional information, see the Executive Compensation section.
(4)	Represents LTIP award of RSUs described below. For additional information, see the Executive Compensation section.
(5)

Represents the grant date fair value of the equity award. For a discussion of the assumptions made in valuation, see Note 20 to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2022.

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Executive Compensation Tables – Material Factors Concerning Awards Shown

Material Factors Concerning Awards Shown in Summary Compensation Table, Grants of Plan-Based Awards Table and Employment Agreements

MICP

The plan-based awards for annual cash incentive compensation included in the 2022 Summary Compensation Table were paid in 2023 with respect to 2022 performance under the terms of the MICP. The range of possible awards for each NEO in relation to the NEO’s target award is set forth in the Grants of Plan-Based Awards Table. An explanation of the MICP and performance goals, measures and performance factors achieved are described under Executive Annual Cash Incentive in the Executive Compensation section.

LTIP

LTIP awards were made to NEOs in February 2022 in the form of RSUs and PSUs. The RSUs cliff vest after three years. The three-year performance period for the PSUs ends December 31, 2024, with payment, if any, made the following year. As explained in the Executive Compensation section, for retirement eligible employees, RSUs vest 1/12th per month in the year awarded and PSUs vest 1/36th per month over the three-year performance period. All of our NEOs, except for Mr. Carr, are retirement eligible. The range of possible payouts for each NEO in relation to the NEO’s target award is set forth in the table above. Payments of awards granted in February 2020 will be made based on performance for the three-year period that ended on December 31, 2022. Further explanation of PSU payment determination is set forth under Executive Long-Term Incentive in the Executive Compensation section. For additional information about vesting, see Potential Payments Upon Termination of Employment or Change-In-Control.

No stock options have been granted since 2009 and as of December 31, 2022 no stock options are outstanding. No discounted options may be granted and no repricings may be done without stockholder approval.

Employment Agreements

The CEO and each NEO receive an annual salary review and participate in the MICP, LTIP, Reinstatement Plan and Key Executive Severance Plan.

For additional information regarding severance benefit provisions, see Potential Payments Upon Termination of Employment or Change-in-Control.

58    PSEG 2023 Proxy Statement

Executive Compensation Tables – Outstanding Equity Awards at Year-End December 31, 2022 Table

Outstanding Equity Awards at Year-End December 31, 2022 Table

The following table lists all outstanding awards, consisting of PSUs and RSUs, as of December 31, 2022 for our NEOs.

Name	Number of Shares or Units of Stock that have Not Vested (#)(1)	Market Value of Shares or Units of Stock that have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that have Not Vested ($)(3)

Ralph Izzo	-	-	96,876	5,935,577

Ralph A. LaRossa	-	-	65,455	4,010,401

Daniel J. Cregg	-	-	19,313	1,183,357

Tamara L. Linde	-	-	14,523	889,865

Kim C. Hanemann	-	-	12,578	770,690

Eric Carr	15,841	970,567	23,734	1,454,182

(1)

The vesting schedule for unvested RSUs is shown below. Dividend equivalents accrue on RSUs at the regular dividend rate and are paid in shares of common stock upon distribution. All NEOs, with the exception of Mr. Carr, are retirement eligible, therefore their annual RSUs are fully vested as RSUs vest 1/12th each month in the year awarded. Since Mr. Carr is not retirement eligible, all of his outstanding RSUs are unvested. Amounts vested in 2022 are shown in the Option Exercises and Stock Vested During 2022 Table.

	RSU Vesting Schedule
	Grant Date	2023 (#)	2024 (#)	2025 (#)	Total (#)

		-	-	-	-

Eric Carr	02/18/2020	4,519			4,519

	02/16/2021		5,538		5,538

	02/15/2022			5,784	5,784

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Executive Compensation Tables – Outstanding Equity Awards at Year-End December 31, 2022 Table

(2)

PSUs in the table above are shown at target. PSUs awarded under the LTIP are earned based on a three-year performance period. Payment, if any, is made in the first quarter of the year following the end of the performance period. The vesting schedule below shows the number of unvested PSUs at target and maximum and includes accrued dividend equivalents. Each of the NEOs, except for Mr. Carr, are retirement eligible. PSUs for retirement eligible NEOs vest 1/36th in their awards each month over the three-year performance period. The amounts shown for those individuals represent 12/36th of their 2021 awards that vest in 2023, 12/36th of their 2022 awards that vest in 2023 and 12/36th of their 2022 awards that vest in 2024. For further explanation of PSUs, see the Executive Compensation section.

	PSU Vesting Schedule
	Grant Date	Target 2023 (#)	Maximum 2023 (#)	Target 2024 (#)	Maximum 2024 (#)	Target Total (#)	Maximum Total (#)

Ralph Izzo	2/16/2021	34,660	69,319	-	-	34,660	69,319
	2/15/2022	31,108	62,216	31,108	62,216	62,216	124,432

						96,876	193,751

Ralph A. LaRossa	2/16/2021	9,141	18,283	-	-	9,141	18,283
	2/15/2022	8,546	17,092	8,546	17,092	17,092	34,184
	9/1/2022	19,611	39,221	19,611	39,221	39,222	78,442

						65,455	130,909

Daniel J. Cregg	2/16/2021	6,665	13,331	-	-	6,665	13,331
	2/15/2022	6,324	12,648	6,324	12,648	12,648	25,296

						19,313	38,627

Tamara L. Linde	2/16/2021	4,951	9,903	-	-	4,951	9,903
	2/15/2022	4,786	9,572	4,786	9,572	9,572	19,144

						14,523	29,047

Kim C. Hanneman	2/16/2021	2,476	4,952	-	-	2,476	4,952
	6/30/2021	1,214	2,428	-	-	1,214	2,428
	2/15/2022	4,444	8,888	4,444	8,888	8,888	17,776

						12,578	25,156

Eric Carr	2/16/2021	11,427	22,854	-	-	11,427	22,854
	2/15/2022	-	-	12,307	24,614	12,307	24,614

						23,734	47,468

(3)	Value of PSUs is shown at target, multiplied by the closing price on the NYSE on December 31, 2022 of $61.27.

60    PSEG 2023 Proxy Statement

Executive Compensation Tables – Option Exercises and Stock Vested During 2022 Table

Option Exercises and Stock Vested During 2022 Table

The following table provides information, as noted, regarding the exercise of stock options by the NEOs in 2022 and the vesting during 2022 of RSUs and PSUs previously granted to the NEOs, under our LTIP.

	Stock Awards
Name	Award	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph Izzo	PSU(1)(2)	54,819	3,263,906
	RSU(3)(4)	43,858	2,687,152
Ralph A. LaRossa	PSU(1)(2)	14,458	860,814
	RSU(3)(4)	34,906	2,138,710
Daniel J. Cregg	PSU(1)(2)	9,759	581,057
	RSU(3)(4)	8,916	546,284
Tamara L. Linde	PSU(1)(2)	7,831	466,280
	RSU(3)(4)	6,748	413,423
Kim C. Hanemann	PSU(1)(2)	3,916	233,153
	RSU(3)(4)	6,266	383,933
Eric Carr	PSU(1)(2)	4,820	286,956
	RSU(3)(4)	1,971	131,507

(1)

The table above shows the total payout value distributed for each of the NEOs for the 2020 grants based on the results of the three-year performance period and our common stock price, as described further in the Executive Compensation section. Each NEO became retirement eligible prior to 2020, except for Mr. Carr. Under the LTIP, PSUs vest 1/36th per month of service for retirement eligible participants. We show below for each NEO the number of PSUs, including accrued dividend equivalents, at both target and maximum values, that vested in 2022 with respect to their 2021 and 2022 grants. No dollar values are shown for these as payouts, if any, are dependent on the actual results of the performance metrics and applicable stock prices for the respective performance periods. The number of PSUs, including dividend equivalents, earned, if any, will be determined at the conclusion of the applicable performance periods and reported in the relevant Proxy Statements.

	PSU Grant Date	Granted	Target Vested (#)	Maximum Vested (#)
Ralph Izzo	2/16/2021	97,208	34,660	69,319
	2/15/2022	90,163	31,108	62,216
Ralph A. LaRossa	2/16/2021	25,638	9,141	18,283
	2/15/2022	24,770	8,546	17,092
	9/01/2022	57,768	19,611	39,221
Daniel J. Cregg	2/16/2021	18,694	6,665	13,331
	2/15/2022	18,330	6,324	12,648
Tamara L. Linde	2/16/2021	13,887	4,951	9,903
	2/15/2022	13,872	4,786	9,572
Kim C. Hanemann	2/16/2021	6,944	2,476	4,952
	6/30/2021	3,464	1,214	2,428
	2/15/2022	12,881	4,444	8,888
Eric Carr	2/16/2021	10,683	-	-
	2/15/2022	11,890	-	-

(2)

Each of the NEOs had PSUs which vested on December 31, 2022, including accrued dividend equivalents, for the three-year performance period ended that day. The final awards shown in the table were made at 40% of target, as explained in the Executive Compensation section. PSUs earned and value realized reflects rounding. Shares are issued in 2023. Value realized reflects the value of the PSUs on March 1, 2023, the PSU value determination date, using the average of the high and low NYSE stock price of $59.54.

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Executive Compensation Tables – Option Exercises and Stock Vested During 2022 Table

(3)	Represents RSUs that vested for NEOs, each of whom is retirement eligible, with the exception of Mr. Carr, at the NYSE closing price of $61.27 on December 31, 2022.
(4)

RSUs that vested in 2020 and 2021 due to retirement eligibility were previously reported in our prior years’ Proxy Statements. RSUs that were granted in 2019 were distributed on January 1, 2022 in the following amounts, including DEUs: Mr. Izzo: 43,715 shares, with a value of $2,908,796; Mr. LaRossa: 8,276 shares, with a value of $550,685; Mr. Cregg: 8,276 shares, with a value of $550,685; Ms. Linde: 7,686 shares, with a value of $511,426; Ms. Hanemann: 2,414 shares, with a value of $160,603; and Mr. Carr: 1,971 shares, with a value of $131,150. Amounts include rounding.

2022 Pension Benefits Table

The following table provides information on the actuarial present value of the NEOs accumulated benefit under each of our pension and retirement plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(4)
Ralph Izzo	Qualified Pension Plan(1)	30.69	2,160,000
	Retirement Income Reinstatement Plan(2)	30.69	6,885,000
	Supplemental Executive Retirement Plan(3)	35.69	3,709,000

			12,754,000

Ralph A. LaRossa	Qualified Pension Plan(1)	37.50	1,874,000
	Retirement Income Reinstatement Plan(2)	37.50	4,261,000
	Supplemental Executive Retirement Plan	37.50	713,000

			6,848,000

Daniel J. Cregg	Qualified Pension Plan(1)	31.17	1,563,000
	Retirement Income Reinstatement Plan(2)	31.17	2,026,000

			3,589,000

Tamara L. Linde	Qualified Pension Plan(1)	32.46	1,727,000
	Retirement Income Reinstatement Plan(2)	32.46	2,089,000

			3,816,000

Kim C. Hanemann	Qualified Pension Plan(1)	36.51	1,768,000
	Retirement Income Reinstatement Plan(2)	36.51	768,000

			2,536,000

Eric Carr	Qualified Pension Plan(1)	14.93	218,000
	Retirement Income Reinstatement Plan(2)	14.93	163,000

			381,000

(1)

All NEOs, except Mr. Carr, participate in the Final Average Pay Component of the Pension Plan, described below. Years shown reflect actual years of service. Mr. Carr participates in the Cash Balance Pension Plan. Each NEO, except Mr. Carr, is retirement eligible.

62    PSEG 2023 Proxy Statement

Executive Compensation Tables – 2022 Pension Benefits Table

(2)	Years shown reflect actual years of service.
(3)

Mr. Izzo receives five additional years of credited service, for the purpose of retirement benefit calculations under the Supplemental Plan in recognition of prior work experience. Years shown reflect the sum of actual years of service and years credited under the Supplemental Plan. The actuarial present value of accumulated benefits based on actual years of service for Mr. Izzo is $11,480,000 and the actuarial present value of accumulated benefits based on additional years of service for him is $1,274,000.

(4)

Amounts shown represent the actuarial present value of accumulated benefit computed as of the same Pension Plan measurement date used for our financial statements for the year ended December 31, 2022, with these exceptions: (i) NEOs were assumed to retire at the earliest date as of which they would be eligible to receive unreduced benefits; and (ii) no pre-retirement termination, disability or death was assumed to occur. For a discussion of the valuation method and material assumptions applied in quantifying the present value, see Note 14 to the Consolidated Financial Statements included in our Form 10-K.

Qualified and Non-Qualified Pension Plans

Substantially all employees are eligible to participate in the Pension Plans in either the (i) Final Average Pay Component, (ii) Cash Balance Component, or (iii) Represented Cash Balance Component.

Effective July 1, 2019, certain assets and liabilities were transferred from the Pension Plan to the Pension Plan of Public Service Enterprise Group Incorporated II (Pension Plan II).

•	The Pension Plan is predominantly for inactive participants (i.e., retired participants and terminated vested participants) as of July 1, 2019.

•	The Pension Plan II is predominantly for active participants as of July 1, 2019.

The Pension Plan and Pension Plan II each have three components: (i) Final Average Pay Component, (ii) Cash Balance Component and (iii) Represented Cash Balance Component.

New hires and rehires, on or after July 1, 2019, participate in the Cash Balance Component or Represented Cash Balance Component, as applicable, of Pension Plan II.

The assets of the Pension Plan and Pension Plan II are held under a Master Trust. The assets are tracked separately for each of the two plans. Post-split, both plans continue to be well funded.

Final Average Pay Component

The Final Average Pay Component covers non-represented employees hired prior to January 1, 1996 and represented employees hired prior to January 1, 1997 and provides participants with a life annuity benefit at normal retirement (age 65) pursuant to a formula based upon (a) the participant’s number of years of service and (b) the average of the participant’s five or seven highest years of compensation up to the limit imposed by the IRC.

For non-represented participants, the accrued benefit is calculated under the 5-year final average formula as of December 31, 2011 and added to the 7-year final average pay formula beginning on January 1, 2012. The final average pay formula is as follows:

(i) 1.3% of the lesser of 5 or 7 year final average earnings or $24,600 times years of credited service not exceeding 35 years;

(ii) 1.5% of the amount by which 5 or 7 year final average earnings exceeds $24,600 times years of credited service not exceeding 35 years; and

(iii) 1.5% of 5 or 7 year final average earnings times years of credited service in excess of 35 years.

For represented participants, the benefit is based on the 5-year final average formula.

An additional benefit equal to $4.00 per month (effective January 1, 2018, $5.00 per month for represented employees) for each year of credited service is payable until the retiree reaches age 65.

All active participants are fully vested in their Final Average Pay Component benefit. Benefits are payable on an unreduced basis (i) at age 65, (ii) at age 60, if the participant’s age, plus years of service, equals or exceeds 80 or (iii) at age 55, if the participant has 25 or more years of service. Participants whose age, plus years of service, equals or exceeds 80, but who have not yet met the criteria in (ii) or (iii) may commence their Final Average Pay Component benefits on a reduced basis.

PSEG 2023 Proxy Statement    63

Executive Compensation Tables – Qualified and Non-Qualified Pension Plans

Cash Balance Component

The Cash Balance Component covers non-represented employees hired or rehired after December 31, 1995 and provides each participant with a life annuity benefit at normal retirement (age 65) equal to the actuarial equivalent of a notional amount maintained for them. Participants are eligible for retirement under the Cash Balance Component upon the attainment of age 55 with five or more years of service. Participants’ accounts are credited each year with a percentage of compensation, which is determined based on the participant’s age plus years of service measured at year-end.

Sum of Age and Service	Percentage of Compensation Credited (%)
<30	2.00
30-39	2.50
40-49	3.25
50-59	4.25
60-69	5.50
70-79	7.00
80-89	9.00
90+	12.00

Each participant’s notional amount grows each year with interest credits based on a 6.0% annual rate of interest. Participants are immediately fully vested in their Cash Balance Component benefit upon hire. Represented employees hired after December 31, 1996 are covered by the Represented Cash Balance Component and the benefits provided are the same as the benefits under the Cash Balance Component.

Reinstatement Plan

Certain management and highly compensated employees participate in a nonqualified retirement plan, the Reinstatement Plan, designed to replace earned pension benefits as determined under the Pension Plan formula, but which cannot be paid from the Pension Plan as a result of the IRC mandated limits for qualified plans or the terms of the Pension Plan. The benefits payable under this plan mirror those of the Pension Plan described above except that the compensation considered in computing the benefit (i) will not be limited by qualified plan limits, (ii) will include amounts deferred under the deferred compensation plan, (iii) will include amounts earned under the MICP (which is not considered under the Pension Plan), (iv) will be limited to 150% of average base salary for the applicable five or seven years for Final Average Pay Component participants and will be limited to 150% of base salary each year for Cash Balance Component participants and (v) will be offset by any benefits received by the participant under the Pension Plan.

Supplemental Executive Retirement Income Plan (Supplemental Plan)

Certain employees receive supplemental limited retirement and death benefits in a nonqualified plan, the Supplemental Plan. In addition, prior to January 1, 2011 certain employees receive additional years of service for the purpose of retirement benefit calculations in recognition of prior allied work experience. The benefit formula mirrors the Reinstatement Plan, except that additional years of service are used. Any benefit payable under the Supplemental Plan is offset by benefits payable under the Pension Plan and the Reinstatement Plan.

Certain participants in the Supplemental Plan receive an additional limited benefit, which is a total target replacement income percentage equal to credited service for qualified pension plan calculation purposes, plus any applicable additional credited service, plus 30, to a maximum of 75%, of an average of covered compensation. Covered compensation used for determining limited benefits under the Supplemental Plan is the same as the covered compensation used under the Reinstatement Plan. The limited benefit provides that the last five or seven years are used to determine final average earnings used in the calculation. The target replacement amount under the limited benefit portion of the Supplemental Plan is reduced by any pension benefits from any previous employers accrued and vested at the time of hire, by the participant’s Social Security benefit at normal retirement age and by the pension benefits provided by each other PSEG retirement benefit plan (qualified plans and non-qualified plans). There is also a death benefit equal to 150% of base compensation if death occurs while the participant is actively employed. Participants are entitled to this benefit only upon (a) retirement under the terms of the component of the Pension Plan in which they participate or (b) death.

64    PSEG 2023 Proxy Statement

Executive Compensation Tables – 2022 Non-Qualified Deferred Compensation Table

2022 Non-Qualified Deferred Compensation Table

The following table provides information regarding compensation deferred by the NEOs under our Deferred Compensation Plans.

Name		Executive Contributions in Last Fiscal Year (2022) ($)(1)	Registrant Contributions in Last Fiscal Year (2022) ($)	Aggregate Earnings in Last Fiscal Year (2022) ($)(2)	Aggregate Withdrawals/ Distributions (2022) ($)	Aggregate Balance at Last Fiscal Year End (2022) ($)(1)
Ralph Izzo	Deferred Compensation Plan	-	-	402,636	-	11,585,206
	Equity Deferral Plan	-	-	(5,733,047)	-	109,877,815
Ralph A. LaRossa	Deferred Compensation Plan	-	-	-	-	-
	Equity Deferral Plan	-	-	(510,518)	-	9,784,431
Daniel J. Cregg	Deferred Compensation Plan	345,801	-	(277,015)	344,750	1,953,480
	Equity Deferral Plan	-	-	(9,968)	592,084	-
Tamara L. Linde	Deferred Compensation Plan	-	-	-	-	-
	Equity Deferral Plan	-	-	-	-	-
Kim C. Hanemann	Deferred Compensation Plan	-	-	-	-	-
	Equity Deferral Plan	-	-	-	-	-
Eric Carr	Deferred Compensation Plan	-	-	-	-	-
	Equity Deferral Plan	-	-	-	-	-

(1)	Amounts shown include, pursuant to the Deferred Compensation Plan, 2022 deferred salary and MICP earned in 2022 and paid in 2023.
(2)	Reflects earnings and change in value of amount in each individual’s deferred compensation account.

Deferred Compensation

Deferred Compensation Plan

Under the Deferred Compensation Plan, participants, including the NEOs, may elect to defer any portion of their cash compensation by making appropriate elections in the calendar year prior to the year in which the services giving rise to the compensation being deferred are rendered. A participant may change an election to defer compensation not later than the date that is the last date that an election to defer may be made.

At the same time a participant elects to defer compensation, the participant must make an election as to the timing and the form of distribution of that year’s deferrals from the Deferred Compensation Plan account. For compensation deferred in 2011 and earlier years distribution may commence (a) on the thirtieth day after the date employment is terminated or, in the alternative, (b) on January 15th of any calendar year following termination of employment elected by them, but in any event no later than the later of (i) the January of the year following the year of the participant’s 70th birthday or (ii) the January following termination of employment. For NEOs and other specified employees, distribution of their accounts may not occur earlier than six months following the date of their termination of service. Participants may elect to receive the distribution of their Deferred Compensation account in the form of one lump-sum payment, annual distributions over a five year period or annual distributions over a ten year period.

With respect to compensation deferred in 2012 and future years, participants may elect to commence distribution of a particular year’s deferrals (a) six months following termination of employment or (b) a specified number of years following termination of employment. Participants may elect to receive distribution of their deferrals under the Deferred Compensation Plan in the form of a lump-sum payment or annual distributions over a period of three to fifteen years.

Under the scheduled future date distribution feature, participants may elect to receive a specific plan year’s deferral balance on a specified date as early as three years after the beginning of the year in which the deferrals are made. Distributions are paid in a lump sum within 90 days from the date elected regardless of whether the participant is employed by us on the payment date.

Participants may change their distribution elections as to future years’ deferrals. Participants may also make changes of their distribution elections with respect to prior years’ deferrals provided that (a) any such new distribution election is made at least one year prior to the previously selected commencement date or (b) the new commencement date is at least five years later than the previously selected commencement date.

PSEG 2023 Proxy Statement    65

Executive Compensation Tables – Deferred Compensation

Amounts deferred under the Deferred Compensation Plan are credited with earnings based on (a) the performance of one or more of the investment portfolio funds available to employees under our 401(k) plans (except the Company Stock Fund and the Fidelity Brokerage Link Account) or (b) at the rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate, in the percentages selected by the participant. Participants who fail to provide a designation of investment funds will accrue earnings on their accounts at the rate of Prime plus 1/2%, capped at 120% of the applicable federal long-term rate. Participants may change their investment elections on a daily basis.

For 2022, the one-year rates of returns as of December 31, 2022 for the funds offered as computed by the record-keeper of the Deferred Compensation Plan were as follows:

Rates of Return

Funds		Target Retirement Funds

Stable Value	1.81%	Target Retirement Income	(12.73)%

Diversified Bond	(13.39)%	Target Retirement 2020	(14.16)%

Intermediate Duration Bond	(8.75)%	Target Retirement 2025	(15.46)%

Large Company Stock Index	(18.15)%	Target Retirement 2030	(16.17)%

Mid-Cap Index	(18.71)%	Target Retirement 2035	(16.55)%

International Developed Markets Index	(15.32)%	Target Retirement 2040	(16.97)%

Small-Cap Index	(17.62)%	Target Retirement 2045	(17.35)%

Money Market	1.52%	Target Retirement 2050	(17.46)%

Other		Target Retirement 2055	(17.45)%

Prime Plus 1/2%	3.6%	Target Retirement 2060	(17.41)%

		Target Retirement 2065	(17.41)%

		Target Retirement 2070	N/A *

* Fund was established in July 2022

Equity Deferral Plan

Participants in our Equity Deferral Plan may defer receipt of all or a portion of the shares of our common stock underlying future equity awards under the LTIP. Deferral elections must be made during an annual enrollment period prior to the date that services giving rise to the awards are performed. Deferral elections under the Equity Deferral Plan are irrevocable.

Individuals may make changes to their distribution elections provided that (a) any such new distribution election is made at least one year prior to the previously selected commencement date or (b) the new commencement date is at least five years later than the previously selected commencement date.

Generally, at the time a participant elects to defer, the participant must make an election as to the timing of payment of the deferred shares. Distributions will be made in a lump sum. Distributions may commence (a) on a specified date occurring between the third anniversary and the fifteenth anniversary of the date that the shares otherwise would have been distributed to the participant (b) upon termination of employment or (c) the earlier of (a) and (b). For NEOs and other specified employees, distribution may not occur earlier than six months following the date of termination of employment. Participants will receive shares on the applicable distribution date. We hold the deferred shares in a Rabbi Trust. The dividends attributable to the deferred shares are reinvested in common stock and distributed at the same time that the deferred shares are distributed to the participants. Participants are not permitted to direct the trustee of the Rabbi Trust to vote the deferred shares.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE-IN-CONTROL

Termination without Cause

Our Key Executive Severance Plan provides severance benefits to Mr. LaRossa, Mr. Cregg, Ms. Linde, Ms. Hanemann and Mr. Carr and to certain of our other key executive-level employees whose employment is terminated without cause. Participants must agree to restrictive covenants including confidentiality, non-competition and non-solicitation. Termination for cause includes certain violations of our performance, behavioral and value expectations for executives.

66    PSEG 2023 Proxy Statement

Potential Payments Upon Termination of Employment or Change-in-Control – Termination without Cause

Also under the Key Executive Severance Plan, Mr. LaRossa, Mr. Cregg, Ms. Linde, Ms. Hanemann and Mr. Carr are entitled to certain severance benefits in the event that their employment was terminated without cause other than in a change-in-control situation. In such event, they would be entitled to 1.0 times (2.0 times for Mr. LaRossa) their annual base salary plus their target bonus, as well as a prorated payment of their MICP target incentive award for the year of termination and certain outplacement services, educational assistance, health care and life insurance coverage. The Key Executive Severance Plan further provides that any unvested equity awards would be accelerated or forfeited in accordance with the terms of the individual’s grants under the LTIP and/or employment agreement.

Assuming a termination without cause or for a reduction in force or reorganization had occurred on December 31, 2022, each of the NEOs would have received the following additional benefits:

Termination without Cause	LaRossa ($)	Cregg ($)	Linde ($)	Hanemann ($)	Carr ($)

Severance	5,750,000	1,324,260	1,233,000	1,135,575	1,047,710

Pro Rata Bonus (MICP)	1,625,000	588,560	548,000	486,675	431,410

Unvested Restricted Stock Units	-	-	-	-	-

Performance Share Unit Payout	-	-	-	-	-

Health/Welfare Benefits	25,424	10,034	22,406	26,000	21,627

Outplacement	25,000	25,000	25,000	25,000	25,000

Education Assistance	3,000	3,000	3,000	3,000	3,000

Aggregate Payments	7,428,424	1,950,854	1,831,406	1,676,250	1,528,747

Assuming a termination due to death or disability had occurred on December 31, 2022, each of the NEOs would have received the following additional benefits:

Termination Upon Death or Disability	LaRossa ($)	Cregg ($)	Linde ($)	Hanemann ($)	Carr ($)

Unvested and Vested Restricted Stock Units(1)	259,193	86,321	64,900	55,874	970,639

Performance Share Unit Payout	-	-	-	-	718,146

Death Benefit Under Supplemental Plan(2)	1,875,000	-	-	-	-

Aggregate Payments	2,134,193	86,321	64,900	55,874	1,688,785

(1)

All annually granted RSUs for all NEOs, each of whom are retirement eligible, except Mr. Carr, were vested at December 31, 2022. Amounts shown for them represent the difference in present value of the accelerated payout at December 31, 2022.

(2)	Includes an additional death benefit under the Supplemental Plan equal to 1.5 times base salary.

Change-In-Control

Under our Key Executive Severance Plan, if Mr. LaRossa, Mr. Cregg, Ms. Linde, Ms. Hanemann and Mr. Carr is terminated without cause or resigns for good reason within two years after a change-in-control, the individual will receive (1) three times (two times for Mr. Cregg, Ms. Linde, Ms. Hanemann and Mr. Carr) the sum of the NEO’s salary and target incentive bonus, (2) a pro rata bonus based on the NEO’s target annual incentive compensation, (3) accelerated vesting of equity-based awards, except for PSUs, which vest pro rata, based on target, (4) a lump sum payment equal to the actuarial equivalent of the NEO’s benefits under all of our retirement plans in which the individual participates calculated as though the NEOs remained employed for three years (two years for Mr. Cregg, Ms. Linde, Ms. Hanemann and Mr. Carr) beyond the date employment is terminated less the actuarial equivalent of such benefits on the date employment terminates (reported in the table below as Enhanced Retirement Benefit for pension-related amount and as Retiree Medical Increase for amount due for retiree medical benefits for all NEOs except Mr. Carr), (5) three years (two years for Mr. Cregg, Ms. Linde, Ms. Hanemann and Mr. Carr) continued welfare benefits, (6) one year of PSEG-paid outplacement services and (7) vesting of any compensation previously deferred. Payments are limited to an amount that would not give rise to an excise tax liability under applicable IRS provisions, currently 3.0 times the individual’s average W-2 compensation minus $1.00 for the period. Amounts above that limit are forfeited. Potential payments are shown in the Change-in-Control Termination Table.

PSEG 2023 Proxy Statement    67

Potential Payments Upon Termination of Employment or Change-in-Control – Change-in-Control

Assuming a termination without cause or resignation with good reason had occurred on December 31, 2022 following a change-in-control, each of the NEOs would have received the following benefits:

Change-in-Control Termination	LaRossa ($)	Cregg ($)	Linde ($)	Hanemann ($)	Carr ($)

Severance	8,625,000	2,648,520	2,466,000	2,271,150	1,571,565

Pro Rata Bonus (MICP)	1,625,000	588,560	548,000	486,675	431,410

Unvested and Vested Restricted Stock Units(1)	259,193	86,321	64,900	55,874	970,639

Performance Share Unit Payout	2,845,358	1,204,303	900,036	724,518	718,146

Enhanced Retirement Benefit	1,174,000	444,000	355,000	566,000	104,000

Retiree Medical Increase	-	-	-	-	-

Health/Welfare Benefits	87,954	22,358	61,984	59,582	43,897

Outplacement	25,000	25,000	25,000	25,000	25,000

Education Assistance	3,000	3,000	3,000	3,000	3,000

Parachute Payments Forfeited	(2,782,465)	-	-	(556,918)	-

Aggregate Payments	11,862,040	5,022,062	4,423,920	3,634,881	3,867,657

(1)

All annually granted RSUs for all NEOs, each of whom are retirement eligible, except Mr. Carr, were vested at December 31, 2022. Amounts shown for them represent the difference in present value of the accelerated payout at December 31, 2022.

A NEO would not be eligible for any payments under the Key Executive Severance Plan, either prior to or following a change-in-control, if the NEO voluntarily terminated employment (other than for good reason as described above under Termination Without Cause) or if employment was terminated for cause.

In the case of a NEO’s retirement or termination of employment on account of death or disability, the Key Executive Severance Plan provides that the NEO would be entitled to accrued pay through the date of termination and prorated payment of that NEO’s target incentive award for the year of termination.

Change-in-control provisions under the Key Executive Severance Plan generally mean the occurrence of any of the following events:

•	Any person is or becomes the beneficial owner of our securities representing 25% or more of the combined voting power of our then outstanding securities; or

•	A majority of the Board is replaced without approval of the current Board; or

•

There is consummated a merger or consolidation of us, other than a merger or consolidation which would result in our voting securities outstanding immediately prior to the merger continuing to represent at least 75% of the combined voting power of the securities of us or the surviving entity immediately after the merger or consolidation; or

•	Our stockholders approve a plan of complete liquidation or dissolution of us or there is consummated an agreement for the sale or disposition by us of all or substantially all of our assets.

For additional information regarding the provisions of LTIP awards, see Material Factors Concerning Awards Shown in Summary Compensation Table, Grants of Plan-Based Awards Table and Employment Agreements.

PAY RATIO

As noted earlier, we had two CEOs during 2022. We have calculated the ratio of our combined CEO’s compensation to that of our median employee. In doing so, we reviewed a comparison of our combined CEO’s annual total compensation for 2022 to that of all other employees in 2022, using the same methodology and elements of compensation as we used in determining the total compensation shown for both CEOs in the Summary Compensation Table that appears on page 55. The median employee was determined using internal payroll records of income reported on IRS Form W-2, which is a consistently applied compensation measure, as provided by the applicable SEC provisions. We believe that the pay ratio shown below is a reasonable estimate calculated in a manner consistent with those provisions. We note that our calculation does not include all elements of our employee compensation package, such as health insurance and other benefits generally applicable to all employees.

For 2022, for purposes of this pay ratio disclosure, the compensation of our median employee was $131,500 and the total combined compensation paid to Mr. Izzo and Mr. LaRossa for the time each served as CEO during 2022 was $12,065,070. The ratio of the combined annual total CEO compensation to median employee pay was approximately 92:1.

68    PSEG 2023 Proxy Statement

Pay Versus Performance

PAY VERSUS PERFORMANCE
In accordance
with Item 402(v) of Regulation
S-K,
we are providing the following information regarding
the
 relationship between compensation of our CEO or Principal Executive Officer (PEO) and named executive officers (NEOs) and certain financial performance measures of PSEG for the fiscal years ended on December 31, 2022, December 31, 2021 and December 31, 2020. For further information on PSEG’s pay-for-p
erform
ance
philosophy and how executive compensation aligns with the Company’s performance, refer to the Compensation Discussion & Analysis section of this proxy statement.

Year	Summary Compensation Table Total for PEO #1 (1&2) ($)	Compensation Actually Paid to PEO #1 (1&3) ($)	Summary Compensation Table Total for PEO #2 (1&2) ($)	Compensation Actually Paid to PEO #2 (1&3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1&2) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1&3)	Value of Initial Fixed $100 Investment based on Total Shareholder Return ($) (4)	Value of Initial Fixed $100 Investment based on Peer Group Total Shareholder Return ($) (4)	Net Income (Loss) ($ millions) (5)	Operating EPS (Non-GAAP) ($) (6)

2022	12,869,210	1,495,352	9,510,542	6,408,817	2,733,718	1,371,783	114.98	121.88	1,031	3.47

2021	14,208,674	16,757,115	-	-	3,834,217	4,311,559	121.14	119.44	(648)	3.65

2020	14,308,254	21,440,227	-	-	3,677,833	4,733,261	102.37	101.68	1,905	3.43

(1)	NEOs included in these columns reflect the following:

Year	PEO #1	PEO #2	Non-PEO NEOs
2022	Mr. Izzo	Mr. LaRossa	Mr. Cregg, Ms. Linde, Ms. Hanemann, and Mr. Carr
2021	Mr. Izzo	N/A	Mr. Cregg, Mr. LaRossa, Ms. Linde, and Mr. Daly
2020	Mr. Izzo	N/A	Mr. Cregg, Mr. LaRossa, Ms. Linde, and Mr. Daly

(2)	Amounts reflect the total compensation for our NEOs, as reported in the Summary Compensation Table for each applicable year.

(3)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the tables below. For PSUs with a relative TSR metric, the fair values as of each measurement date (prior to the end of the performance period) were determined using a Monte Carlo simulation pricing model, with assumptions and methodologies that are generally consistent with those used to estimate fair value at grant under U.S. GAAP. The range of estimates used in the Monte Carlo calculations are as follows: (i) for 2022, volatility between
19%-41%
and risk-free rate of 0.1%; (ii) for 2021, volatility between
30%-32%
and risk-free rate between
0.4%-0.7%;
and (iii) for 2020, volatility between
22%-24%
and risk-free rate between
4.3%-4.6%.
For PSUs with a ROIC metric, fair values reflect the probable outcome of the performance vesting conditions as of each measurement date. For a discussion of the assumptions made in the valuation at grant, see Note 20 to the Consolidated Financial Statements included in our Form
10-K.
In calculating the “compensation actually paid” amounts reflected in the columns below, the adjustments made to the pension benefit values were computed in accordance with U.S. GAAP. For each fiscal year reflected, the “compensation actually paid” to the PEO and the average “compensation actually paid” to the non-PEO
NEOs reflect the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for each applicable fiscal year, computed in accordance with Item 402(v) of Regulation
S-K.

	PEO #1			PEO #2
	2022 ($)	2021 ($)	2020 ($)	2022 ($)

Summary Compensation Table Total for PEO	12,869,210	14,208,674	14,308,254	9,510,542

Less: Grant Date Fair Value of Equity Awards and Less; Change in Actuarial Present Value of Benefits Reported in the Summary Compensation Table	(9,100,044)	(9,100,065)	(10,435,075)	(7,350,100)

Add: Actuarially Determined Service Cost for Services Rendered During the Fiscal Year	392,466	424,401	475,639	231,485

Add: Entire Cost of Benefits Granted in an Amendment or Initiation During the Applicable Fiscal Year Atributed to Services Rendered Prior to the Amendment or Initiation	-	-	-	-

Add: Year-End Fair Value of Awards Granted in the Applicable Year that are Outstanding and Unvested	7,541,414	10,314,918	11,254,928	6,615,452

Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(7,704,660)	(2,861,237)	1,673,319	(2,032,007)

Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	-	-	-	-

Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(2,900,512)	2,891,656	2,923,601	(764,993)

Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	-	-	-	-

Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	397,478	878,768	1,239,561	198,439

Compensation Actually Paid for PEO	1,495,352	16,757,115	21,440,227	6,408,817

PSEG 2023 Proxy Statement
    69

Pay Versus Performance

	2022 ($)	2021 ($)	2020 ($)

Average of Summary Compensation Table Total for NEOs (other than PEO)	2,733,718	3,834,217	3,677,833

Less: Grant Date Fair Value of Equity Awards and Less; Change in Actuarial Present Value of Benefits Reported in the Summary Compensation Table	(1,437,564)	(1,841,049)	(2,365,541)

Add: Actuarially Determined Service Cost for Services Rendered During the Fiscal Year	141,217	201,866	179,836

Add: Entire Cost of Benefits Granted in an Amendment or Initiation During the Applicable Fiscal Year Atributed to Services Rendered Prior to the Amendment or Initiation	-	-	-

Add: Year-End Fair Value of Awards Granted in the Applicable Year that are Oustanding and Unvested	1,191,343	1,929,838	2,065,496

Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(925,014)	(503,004)	406,831

Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	-	-	-

Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(395,767)	528,106	508,560

Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	-	-	-

Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	63,850	161,585	260,246

Average Compensation Actually Paid for NEOs (other than PEO)	1,371,783	4,311,559	4,733,261

(4)
The Company’s TSR and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation
S-K.
The Peer Group used to determine the Company’s Peer Group TSR for each applicable fiscal year is the following published industry index (Dow Jones Utilities (DJU) Index), as disclosed in our annual report on Form 10K for fiscal year ended 2022 pursuant to Item 201(e) of Regulation
S-K.

(5)	Amounts reflect PSEG’s net income as reported in our audited financial statements for the applicable year.

(6)
While we use numerous financial and
non-financial
performance measures to evaluate performance under our compensation programs,
Non-GAAP
Operating EPS is the financial performance measure that, in PSEG’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to NEOs, for the most recently completed fiscal year, to company performance.

Discussion and Analysis
In accordance with Item 402(v) requirements, we are providing the following cha rt
s to describe the relationships between
inform
ation presented in the Pay versus Performance Table.
Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs. Cumulative TSR of Company and the Peer Group
The graph below illustrates the trend in “compensation actually paid” over the three years compared to our TSR performance, as well TSR relative to the Dow Jones Utilities Index. This illustrates that compensation decreased in 2021 and TSR performance increased. For 2022, compensation moved in alignment with our TSR performance, decreasing in 2022. Our TSR performance was stronger than the DJU Index in 2020 and 2021.

70
PSEG 2023 Proxy Statement

Pay Versus Performance –
Discussion and Analysis

Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs. Net Income (Loss)
The graph below illustrates the trend in “compensation actually paid” over the three years to our GAAP Net Income (Loss). This illustrates that in 2021 compensation moved in alignment with net income, decreasing in 2021. For 2022, compensation decreased and net income increased.

PSEG 2023 Proxy Statement
    71

Pay Versus Performance –
Discussion and Analysis

Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs.
Non-GAAP
Operating EPS
The graph below illustrates the trend in “compensation actually paid” over the three years to our Operating EPS
(non-GAAP).
This illustrates that in 2021 compensation decreased and Operating EPS increased. For 2022, compensation moved in alignment with Operating EPS, decreasing in 2022.

Most Important
Company Performance Measures for Determining Executive Compensation
As also required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
below is a list of the performance measures that are considered the most important by the Company in determining executive compensation for the 2022 performance year. The performance measures included in this table are not ranked by relative importance.

Most Important Performance Measures
Operating Earnings Per Share (non-GAAP)
Relative Total Shareholder Return
Return on Invested Capital
Earnings Per Share Growth
Environmental, Social, Governance (ESG) Index
72
PSEG 2023 Proxy Statement

Advisory Vote

In this Proposal 3, we are providing you with the opportunity to cast an advisory vote on the frequency of the future advisory votes on executive compensation. This is sometimes referred to as “say-when-on-pay” vote. This is a non-binding vote which allows you to advise us from among three choices, or abstain, as to how often you think we should include a say-on-pay vote in our proxy statement. You may choose whether this should occur once every year, every two years or every three years, or you may choose to abstain. Under the Dodd-Frank Act, we must provide you with this “say-when-on-pay” voting opportunity at least once every six years.

We believe that we should submit the advisory vote on say-on-pay to you annually. Providing you with this opportunity each year is a good corporate governance practice promoting communication between us and our stockholders. An annual advisory vote allows you, as a stockholder, to express your views on an important issue at the same time as voting on other annual matters such as election of directors. The vote is advisory and thus it is non-binding on us and the Board, with whom the final determination remains. However, the Board intends to carefully review the voting results and take them into consideration when making future decisions regarding the frequency of say-on-pay votes.

Vote required: We will tally the votes cast for each of the three choices, excluding abstentions and shares withheld or for which no instructions are given.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” IN REGARD TO THIS PROPOSAL.

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Amendments to Certificate of Incorporation and By-Laws

There will be presented at the Annual Meeting three proposals to approve amendments to PSEG’s Certificate of Incorporation, as amended, and By-Laws to eliminate provisions currently requiring a supermajority vote for certain actions. These amendments are described in Proposals 4(a), 4(b) and 4(c) below (Proposed Amendments).

A stockholder proposal was submitted on this topic at the Annual Meeting of Stockholders in 2013 and a management proposal was submitted on the topic at the Annual Meeting of Stockholders in 2014. The 2013 proposal did not receive the requisite supermajority support of outstanding shares and only received the support of a majority of the votes cast. The 2014 proposal did not receive the requisite supermajority support of outstanding shares and only received the support of more than a majority of outstanding shares. After consideration of the advantages and disadvantages of and stockholder support for the proposal to eliminate supermajority voting provisions, the Board has determined that, subject to the requisite approval of our stockholders, it is appropriate to remove these provisions from our governance documents and replace them with a majority of the shares outstanding vote standard. The Board’s ability to do so is governed by the laws of the State of New Jersey, where we are incorporated, and our Certificate of Incorporation and By-Laws.

Currently, our Certificate of Incorporation and By-Laws require the affirmative vote of shares representing 80% of our outstanding Common Stock for the following matters: (i) certain mergers and other business combinations; (ii) the removal of a director without cause; (iii) certain amendments to the By-Laws; and (iv) certain amendments to the Certificate of Incorporation, including to amend, or adopt a provision inconsistent with, a provision relating to the matters described in the foregoing items (i)-(iii).

Below is a summary of the recommended material terms and revisions. The actual text of the Proposed Amendments to the Certificate of Incorporation and By-Laws are set forth respectively in Appendices B and C to this Proxy Statement, marked with deletions indicated by strike-outs and additions indicated by underlining. Approval of any one of the three proposals with respect to the Proposed Amendments is not conditioned upon approval of any of the other proposals. Under the provisions of our Certificate of Incorporation and By-Laws as now in effect, the affirmative vote of at least 80% of the outstanding shares of our Common Stock is required for the approval of each of the Proposed Amendments set forth in these proposals. Any shares that are not voted (whether by abstention or otherwise) on any such proposal will have the effect of a vote against the proposal.

Proposal 4(a)

Approval of Amendments to Article 7 of our Certificate of Incorporation to Eliminate the Supermajority Voting Requirements for Certain Business Combinations and Change Provisions Applicable to Certain Business Combinations

Article 7, Section 1 of our Certificate of Incorporation currently requires the approval of 80% of shares of our Common Stock outstanding for certain mergers and other business combinations. This provision would be revised to require a majority vote of shares of our Common Stock outstanding for such transactions.

Article 7, Section 7 of our Certificate of Incorporation, which currently requires the affirmative vote of 80% of shares of our Common Stock outstanding in order to make certain amendments to or to adopt certain provisions or take certain actions inconsistent with Article 7 would be revised to require a majority vote of shares of our Common Stock outstanding to make such revisions and take such actions.

Approval of this proposal requires the affirmative vote of at least 80% of shares of our Common Stock outstanding. If approved, the Board will take the next steps required to implement these proposed amendments.

Proposal 4(b)

Approval of Amendments to Article 8 of our Certificate of Incorporation and Article I, Section 1(d) of our By-Laws to Eliminate the Supermajority Voting Requirements to Remove a Director Without Cause and Change Provisions Applicable to Board-Related Matters

Article 8, Section 4 of our Certificate of Incorporation and Article I, Section 1(d) of our By-Laws each currently requires the affirmative vote of 80% of shares outstanding in order to remove a director from office without cause. Each respective provision would be revised to require a majority vote of shares outstanding to remove a director without cause.

74    PSEG 2023 Proxy Statement

Amendments to Certificate of Incorporation and By-Laws

Article 8, Section 5 of our Certificate of Incorporation currently requires the affirmative vote of 80% of shares outstanding in order to make certain amendments to or adopt any provisions inconsistent with Article 8. This provision would be revised to require a majority vote of shares outstanding to make certain amendments and to adopt provisions inconsistent with Article 8.

Approval of this proposal requires the affirmative vote of at least 80% of shares of our Common Stock outstanding. If approved, the Board will take the next steps required to implement these proposed amendments.

Proposal 4(c)

Approval of Amendment to Article 9 of our Certificate of Incorporation to Eliminate the Supermajority Voting Requirement to Make Certain Amendments to our By-Laws and Change Provisions Applicable to By-Law Amendments

Article 9 of our Certificate of Incorporation currently requires the approval of 80% of shares outstanding in order to make certain amendments to our By-Laws or to make certain amendments to or adopt any provisions inconsistent with Article 9. This provision would be revised to require a majority vote of shares outstanding to make certain amendments to our By-Laws or to make certain amendments and to adopt any provisions inconsistent with Article 9.

Approval of this proposal requires the affirmative vote of at least 80% of shares of our Common Stock outstanding. If approved, the Board will take the next steps required to implement the proposed amendment.

The full text of the proposed restated Certificate of Incorporation is set forth in Appendix D to this Proxy Statement.

  THE BOARD RECOMMENDS A VOTE FOR EACH OF PROPOSALS 4(a), 4(b) and 4(c).

PSEG 2023 Proxy Statement    75

Ratification of Auditor

The Audit Committee has appointed Deloitte & Touche LLP of Morristown, NJ, as the independent auditor for the fiscal year ending December 31, 2023, because it believes that doing so is in the best interests of the Company and its stockholders. The responsibilities of the independent auditor include auditing our financial statements and our internal controls over our financial reporting. Deloitte (or its predecessors) has performed the annual audit of the books of account of PSEG (and its predecessors) since 1934. PSEG derives many benefits from the long-term relationship, including:

•	Enhanced audit quality due to a deep understanding of our business, accounting policy and practices and internal controls; and

•	Efficient fee structures due to experience and a familiarity with our Company and industry.

As recommended by the Board, we ask you to ratify this appointment.

Representatives of Deloitte plan to attend the 2023 Annual Meeting. They will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

Vote required: An affirmative vote requires a majority of the votes cast, excluding abstentions and shares withheld for which no instructions are given and are not voted.

  THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

76    PSEG 2023 Proxy Statement

Ratification of Auditor – Oversight of the Independent Auditor

OVERSIGHT OF THE INDEPENDENT AUDITOR

The Audit Committee is solely responsible for the appointment, termination, compensation and oversight of the work of PSEG’s independent registered public accounting firm, Deloitte. The Audit Committee also annually reviews its independence, performance, the selection of the lead engagement partner and reports on its performance by the Public Company Accounting Oversight Board and peer reviewers. Under applicable accounting requirements, there is a mandatory rotation of the lead engagement partner every five years. The current lead engagement partner was appointed in 2018. A successor has been appointed effective for the 2023 audit. The Audit Committee discusses with the independent auditor the audit and any issues encountered. Additional information about the Audit Committee’s responsibilities appears above in the section on the Audit Committee on page 19.

Pre-Approval of Services

In accordance with its charter, the Audit Committee annually pre-approves all audit and non-audit services to be provided by our independent auditor subject to predetermined limits set for each category of service. The annual pre-approval of services and predetermined limits is documented in an Audit Committee resolution.

During the year, circumstances may arise when it becomes necessary to engage the independent auditor for additional services. For those instances, the Chair of the Audit Committee has been authorized to approve fees and services in excess of those authorized in the resolution. The Chair is required to report any such authorizations to the Audit Committee at its next meeting.

Fees Billed by Deloitte for 2022 and 2021

The table below shows the fees paid to Deloitte during or in connection with 2022 and 2021. All fees billed by and paid to Deloitte were negotiated by management under the direction of our CFO with the oversight and approval of the Audit Committee.

	Years ended December 31
	2022	2021
Description of Professional Service	(millions)

Audit Fees - The audit fees were incurred for audits of our annual consolidated financial statements and those of our subsidiaries, including our Annual Reports on Form 10-K, reviews of financial statements included in our quarterly reports on Form 10-Q and for services rendered in connection with certain financing transactions, statutory and regulatory filings and fees for accounting consultations related to the application of new accounting standards and rules.	$7.4	$7.3

Audit Related Fees - The audit related fees primarily related to performing certain attest services.(1)	-	-

Tax Fees - The tax fees relate to tax compliance and tax advice for preparation of various state and foreign corporate returns and assistance with filing tax refund claims.	0.1	0.2

All Other Fees - nonrecurring fees related to advisory benchmarking support	-	0.1

(1) In 2021, nonrecurring audit related services of $0.8M were provided as part of a dual engagement with LS Power related to the audit of PSEG Solar Source as requested by LS Power in relation to LS Power’s acquisition of PSEG Solar Source. We were fully reimbursed for the costs incurred and the services were not provided to, or on behalf of, the Company.

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Ratification of Auditor – Audit Committee Report

AUDIT COMMITTEE REPORT

The Audit Committee’s primary responsibilities are to assist the Board with oversight of the integrity of PSEG’s financial statements and public filings, the independent auditor’s qualifications and independence, the performance of PSEG’s internal audit function and independent auditor and PSEG’s compliance with legal and regulatory requirements. For more information about our Audit Committee’s responsibilities, see the Audit Committee on page 19 and our Audit Committee Charter, which is posted on our website at: https://corporate.pseg.com/aboutpseg/leadershipandgovernance/boardofdirectors/committeedescriptions.

It is not the duty of the Audit Committee to prepare PSEG’s financial statements, to plan or conduct audits or to determine that PSEG’s financial statements are complete and accurate and are in accordance with GAAP in the United States. PSEG’s management is responsible for preparing PSEG’s financial statements and for maintaining internal control over financial reporting and disclosure controls and procedures. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of PSEG in conformity with GAAP in the United States.

In performing our oversight role, we have reviewed and discussed PSEG’s audited financial statements with management and with Deloitte and Touche LLP (Deloitte), PSEG’s independent registered public accounting firm for 2022.

We have further discussed with Deloitte the matters required to be discussed under applicable Public Company Accounting Oversight Board (PCAOB) standards.

We have received from Deloitte the written disclosures required by applicable PCAOB rules regarding Deloitte’s independence, discussed with Deloitte its independence and considered whether the non-audit services provided by Deloitte are compatible with maintaining its independence.

Based on the review and discussions referred to above, we recommended to the Board, and the Board approved, inclusion of the audited financial statements in PSEG’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Members of the Audit Committee:

Barry H. Ostrowsky, Chair	David Lilley
Willie A. Deese	Alfred W. Zollar
Laura A. Sugg

February 13, 2023

78    PSEG 2023 Proxy Statement

Annual Meeting, Voting and Procedures

Proxy Statement

This Proxy Statement is provided by us on behalf of the Board. A proxy is a person you have legally designated to vote the stock you own. We are asking you to designate as proxies the individuals named by us on the proxy card, voting instruction form or electronic instruction associated with this Proxy Statement to vote at the 2023 Annual Meeting of Stockholders scheduled to be held on April 18, 2023 and at all adjournments or postponements of that meeting. For instructions on how to vote, please see the Notice of Internet Availability of Proxy Materials, the Proxy Card, or the Voting of Shares section below.

The mailing address of our principal executive offices is 80 Park Plaza, Newark, NJ 07102, telephone (973) 430-7000. Our Internet website is https://corporate.pseg.com.

Annual Report on Form 10-K

Our Annual Report on Form 10-K is available on our website at https://investor.pseg.com/financial-information/sec-filings. If you received a physical copy in the mail, and would like to request copies of the Form 10-K exhibits, you can do so by writing to: Vice President—Investor Relations, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, Newark, NJ 07102.

Delivery of Documents

This year we are delivering proxy materials to many shareholders via the Internet under the SEC rule for “Notice and Access.” We believe that this process provides you with a convenient way to access the proxy materials and to authorize a proxy to vote your shares, while saving us the cost of producing and mailing documents, reducing the amount of mail you receive and allowing us to conserve natural resources. Using this method of delivery, on or about March 9, 2023, we mailed a Notice that contains basic information about our 2023 Annual Meeting and instructions on how to view all proxy materials, and vote electronically, on the Internet.

One Copy per Household

The SEC rules permit companies and intermediaries (such as brokers) to implement a delivery procedure known as “householding.” Under this procedure, multiple stockholders who reside at the same address may receive one copy of our Notice or single set of proxy materials, unless one or more of the stockholders has provided contrary instructions. This procedure reduces printing costs and postage fees and saves natural resources. If you share an address with another stockholder and if you received a householding mailing this year, you may request additional copies of our Notice or proxy materials be delivered to you by writing to the above address or contacting us at (973) 430-8249.

Electronic Delivery

If you received paper copies of this year’s Proxy Statement and Annual Report on Form 10-K by mail, you can elect to receive an e-mail message in the future that will provide a link to those documents and voting instructions on the Internet. By opting to access your proxy materials via the Internet, you will gain faster access to your proxy materials, save us the cost of producing and mailing documents to you, reduce the amount of mail you receive, and help preserve environmental resources.

If your shares are held in the name of a bank or broker, please follow that organization’s instructions for electronic delivery.

If you receive our future Proxy Statements and Annual Reports electronically, you will receive each year an e-mail message containing the Internet address to access these documents. The e-mail will also include instructions for voting via the Internet as you will not receive a separate proxy card unless specifically requested by you.

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Annual Meeting, Voting and Procedures

Stockholder Engagement and Communications with the Board

You, as a stockholder, and other interested parties, have a variety of channels for expressing your views to the Board:

•	You may communicate directly with the Board, including the Lead Director and other Independent Directors, by writing to:

Justin B. Incardone, Secretary

Public Service Enterprise Group Incorporated

80 Park Plaza, T4B, Newark, NJ 07102

Please indicate who should receive the communication. Unless the context otherwise requires, the Secretary will provide the communication to the Lead Director and to the Chair of the Board committee most closely associated with the nature of the request. The Secretary has the discretion not to forward communications that are commercial advertisements, other forms of soliciting material or billing complaints. All communications are available to any member of the Board upon request.

•	Voting for Directors – you have the opportunity to vote for the election of all of our directors on an annual basis.

•	Say-On-Pay – you have the opportunity to cast an advisory vote each year on our executive compensation program.

•	Director Nominations – you have the opportunity to recommend nominees for election to the Board in accordance with our By-Laws.

•	Shareholder Proposals – you may submit proposals intended for inclusion in our Proxy Statement, in accordance with SEC rules.

•	Proxy Access – subject to the applicable criteria, stockholders may nominate and include in our Proxy Statement director candidates.

•	Engagement – we dialogue with a variety of our stockholders throughout the year, including at meetings of our major stockholders and at investor conferences.

Stockholder Proposals and Proxy Access

The Governance, Nominating and Sustainability Committee will consider stockholders’ recommendations for nominees for election to the Board. The Governance, Nominating and Sustainability Committee utilizes the same criteria to evaluate all potential nominees, including those recommended by stockholders or other sources. Our By-Laws require that stockholder proposals and director nominations must be delivered to the Company’s Secretary at least 90 days in advance of an Annual Meeting of Stockholders. With respect to stockholder proposals and director nominations made at a special meeting of stockholders, advance notice must be delivered to the Company’s Secretary no later than the close of business on the seventh day following the date on which notice of the meeting is first given to stockholders. The chair of the meeting may refuse to acknowledge the proposal or director nomination not made in compliance with the advance notice procedure contained in our By-Laws.

In order for a stockholder’s proposed nominee to be included in the Company’s Proxy Statement pursuant to the proxy access provisions of our By-Laws, the proposal must be received by the Company’s Secretary no earlier than 150 days and no later than 120 days prior to the anniversary of the mailing date of the Company’s Proxy Statement in the prior year. The proxy access provisions of our By-Laws permit an eligible stockholder (or a group of no more than 20 eligible stockholders) owning 3% or more of the Company’s common stock continuously for at least three years to nominate director candidates representing up to 25% of the Board, and, upon the eligible stockholder’s satisfaction of certain conditions as outlined in our By-Laws, require us to include the proposed nominees in our Proxy Statement and proxy card for the Annual Meeting of Stockholders. These proxy access provisions were adopted by the Board in 2015. In its consideration of proxy access, the Board engaged with a number of our significant stockholders and reviewed the published positions of other significant stockholders. Following these outreach efforts, the Board amended our By-Laws in order to provide meaningful proxy access rights to stockholders who are representative of the long-term interests of our Company.

In December 2022, the Board adopted an amendment to the By-Laws to add a customary advance notice provision for stockholder proposals (other than for director nominations). In addition, in February 2023, in response to increased stockholder interest, the Board adopted an amendment to the By-Laws to reduce the threshold needed to call a special meeting of the stockholders from a majority of holders entitled to cast votes to 25% of holders entitled to cast votes. In its consideration of the above mentioned amendments, the Board reviewed governance best practices of publicly traded companies and specifically of companies in our peer group and determined that it is in the best interest of the company and its stockholders to update these provisions and align with market standard practices.

Each proposal or nomination discussed above must be submitted in writing to Justin B. Incardone, Secretary, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, Newark, NJ 07102. Proposals and nominations must be made in compliance with the procedures and requirements set forth in our By-Laws and, for nominations, accompanied by the written consent of the nominee to serve if nominated and elected and by biographical material and the applicable requirements of the SEC to permit evaluation of the recommended nominee.

80    PSEG 2023 Proxy Statement

Annual Meeting, Voting and Procedures

Annual Meeting

This year we will be holding our Annual Meeting virtually and no physical location will be available.

Attendance

Our Annual Meeting will be held virtually on April 18, 2023 at 1:00 PM Eastern Time.

•  You have the right to attend virtually the Annual Meeting if you are a stockholder of record, beneficial owner whose shares are held of record by a bank, a broker or a participant in one of the plans noted below.

• If you plan to attend the virtual Annual Meeting, you will need to register in advance at register.proxypush.com/peg

Holders of record of the 498,769,910 shares of common stock outstanding on February 17, 2023 will have one vote per share. A quorum will consist of the holders of common stock entitled to cast a majority of the votes at the Annual Meeting, present at the virtual meeting or represented by proxy. All cast votes will be counted. Abstentions and broker non-votes will not be counted other than for the purpose of establishing a quorum. All votes will be tabulated by an independent inspector of elections.

Election of Directors under Proposal 1 is subject to our majority vote requirement described below. The Advisory Vote on the Approval of Executive Compensation in Proposal 2 is advisory and non-binding, whether or not approved by a majority of the votes cast. The frequency of future say-on-pay votes presented in Proposal 3 is advisory and non-binding, whether or not approved by a majority of the votes cast. The approval of each of the amendments to our Certificate of Incorporation and By-Laws set forth in Proposals 4(a), 4(b) and 4(c) must receive a favorable vote of at least 80% of the outstanding shares eligible to vote to be approved. The affirmative vote of a majority of the votes cast is needed for Ratification of the Appointment of Independent Auditor under Proposal 5.

Majority Voting for Election of Directors

Our By-laws provide that in an uncontested election, each director shall be elected by a majority of the votes cast with respect to the director. A majority of votes cast means that the number of shares cast for a director’s election exceeds the number of votes cast against that director. We do not include as votes cast (i) shares which are marked withheld, (ii) abstentions and (iii) shares as to which a stockholder has given no authority or direction.

As provided in the Corporate Governance Principles, the Board has adopted a policy whereby any incumbent director receiving a majority vote against must promptly tender an offer of resignation. As a result, in uncontested elections, the Board will nominate for election or re-election as a director only candidates who have agreed promptly to tender a letter of resignation in the event that the number of shares voted for that director does not exceed the number of shares voted against that director. If an incumbent director fails to receive the required majority vote, the Governance, Nominating and Sustainability Committee will consider the matter and then make a recommendation to the Board as to whether or not to accept the resignation. The Board will make the determination on whether or not to accept the recommendation of the Governance, Nominating and Sustainability Committee.

Failure to Receive a Majority Vote

Under our Corporate Governance Principles, a director who fails to receive a majority vote in an uncontested election shall not participate in the recommendation of the Governance, Nominating and Sustainability Committee or the determination of the Board with respect to the director’s resignation letter or that of any other director in regard to that year’s Annual Meeting election. The director may, however, participate in other matters of the Board and its various committees to the fullest extent to which the director would otherwise be permitted in accordance with applicable law and the Corporate Governance Principles.

•

If a majority of the Governance, Nominating and Sustainability Committee fails to receive a majority vote, then the remaining Independent Directors will determine whether to accept one or more of the applicable resignations.

•

If three or fewer Independent Directors do not receive a majority vote in the same election, then all Independent Directors may participate in any discussions or actions with respect to accepting or rejecting the resignation offers (except that directors may not vote to accept or reject their own resignation offers).

PSEG 2023 Proxy Statement    81

Annual Meeting, Voting and Procedures

In evaluating tendered resignations, the Governance, Nominating and Sustainability Committee and the Board may consider all factors they deem relevant, including, but not limited to, the stated reason(s) for the against vote, the impact that the acceptance of the resignation would have upon our compliance with applicable law or regulation, the potential triggering of any change in control or similar provision in contracts, benefit plans or otherwise, the qualifications of the director and the director’s past and anticipated future contributions to us.

The Governance, Nominating and Sustainability Committee and the Board may consider possible remedies or actions to take in lieu of or in addition to accepting or rejecting of the resignation, such as development and implementation of a plan to address and cure the issues underlying the failure to receive a majority vote.

Following the Board’s determination, we will publicly disclose the decision and, as applicable, the reasons for accepting or rejecting the resignation. To the extent that the Board accepts one or more resignations, the Governance, Nominating and Sustainability Committee may recommend to the Board, and the Board will then determine, whether to fill any vacancy.

Voting of Shares

Stockholders of Record

Every vote is important. We urge you to vote whether or not you plan to attend the virtual Annual Meeting. You may vote your proxy using the toll-free telephone number (866) 883-3382 or via the Internet (at www.proxypush.com/peg). If you received a proxy card, then you may vote by marking, signing, dating and returning the paper proxy card mailed to you as part of your proxy materials. If you are a stockholder of record, your shares will not be voted unless you provide a proxy by return mail, telephonically or electronically.

Shares Held in Plans

•

Enterprise Direct: The proxy card includes any shares registered in the names shown on the proxy in Enterprise Direct (our dividend reinvestment and stock purchase plan). If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board. If you vote telephonically or electronically, you should follow the directions given during the call or on the computer screen. If no instructions are received from you with respect to any shares held in Enterprise Direct, the administrator of the plan will vote those shares in accordance with the recommendations of the Board.

•

PSEG Employee Stock Purchase Plan (ESPP): If you are a participant in the ESPP, you will receive a separate voting instruction form from the administrator of the plan. If no instructions are received from you with respect to any shares held in the ESPP, the administrator of the plan may vote those shares in accordance with the recommendations of the Board for routine proposals only, such as ratification of the independent auditor, but will not vote those shares on non-routine matters.

•

PSEG Employee Benefit Plans: If you are a participant in the Thrift and Tax-Deferred Savings Plan or the Employee Savings Plan of PSEG (PSEG Savings Plans) or either of the two Incentive Thrift Plans (Incentive Thrift Plans) of Long Island Electric Utility Servco LLC, a subsidiary of PSEG Long Island, you will receive a separate proxy card from the respective plan’s trustee for shares that have been allocated to your accounts. The trustee will vote the shares of common stock beneficially owned by you under the respective plan in accordance with your instructions. If no instructions are received with respect to the PSEG Savings Plans, the shares will not be voted. If no instructions are received with respect to the Incentive Thrift Plans, the respective trustee will vote your shares in the same proportion as those shares as to which it receives instructions from other participants in the plan in which you participate.

Shares Held by Banks or Brokers

If your shares are held in the name of a bank or broker, you should follow the voting directions on the instruction form received from your bank or broker. For such shares, the availability of telephone or Internet voting will depend on the processes of your bank or broker. In accordance with the rules of the NYSE, if no instructions are received from you by a bank or broker with respect to your shares, the bank or broker may use its discretion to vote your shares that are held by it only in regard to Proposal 5: Ratification of the Appointment of Independent Auditor and the shares will not be voted on the other proposals presented in this Proxy Statement.

82    PSEG 2023 Proxy Statement

Annual Meeting, Voting and Procedures

Revoking a Proxy

You may revoke a proxy given in the form of the card that accompanies this Proxy Statement or a vote made telephonically or electronically. Attending the virtual Annual Meeting will not revoke a proxy you have given unless you file a written notice of revocation with the Secretary of PSEG prior to the voting of the proxies at the virtual Annual Meeting or you vote the shares subject to the proxy by written ballot. The Secretary’s mailing address is: Corporate Secretary, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, Newark, NJ 07102.

Solicitation

The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by us. In addition to solicitation by mail, proxies may be solicited by our directors, officers and employees, none of whom will be directly compensated for these services, in person or by telephone, electronically or by facsimile. We have also retained Alliance Advisors to assist in the distribution and solicitation of proxies from brokers, bank nominees, other institutional holders and certain large individual holders. The anticipated cost of these services to us is approximately $22,000 plus reimbursement of expenses.

Date for Submission of Stockholder Proposals for 2024 Annual Meeting

In accordance with SEC rules, stockholders may submit proposals intended for inclusion in the Proxy Statement in connection with our 2024 Annual Meeting of Stockholders. Proposals should be sent to: Corporate Secretary, Public Service Enterprise Group Incorporated, 80 Park Plaza, T4B, Newark, NJ 07102 and must be received by November 10, 2023.

Proxy Voting Authority

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the enclosed proxy card or their substitutes will vote their proxies in accordance with their best judgment. As of the date of this Proxy Statement, the Board and management did not know of any other matters that might be presented for stockholder action at the Annual Meeting.

If we are not notified by January 18, 2023 of any proposal intended to be presented for consideration at the 2023 Annual Meeting of Stockholders, then the persons named by us shall have discretionary voting authority with respect to such proposal if presented at that Annual Meeting.

The named proxies may vote at their discretion for any replacement nominee if any nominee named in this Proxy Statement withdraws, resigns or otherwise does not stand for election.

Voting Tabulation Results

Proxies and ballots will be received and tabulated by an independent inspector of elections. We will announce preliminary voting results at the Annual Meeting. We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the date of the Annual Meeting. After it is filed, the Form 8-K will be available on our website at https://investor.pseg.com/sec-filings and on the SEC’s website at www.sec.gov.

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Appendix A: Reconciliations

APPENDIX A

For a comprehensive assessment of the Company’s performance, please review the entire Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, which can be found on our website https://investor.pseg.com/financial-information/sec-filings and on the SEC’s website, www.sec.gov. A copy of our Form 10-K has been provided to each person solicited by means of this Proxy Statement.

Operating Earnings (Non-GAAP) Reconciliations

Public Service Enterprise Group Incorporated
	Year Ended December 31
	2022	2021	2020	2019	2018
Reconciling Items	($ millions, Unaudited)

Net Income (Loss)	$1,031	$(648)	$1,905	$1,693	$1,438
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax	270	(178)	(231)	(255)	144
(Gain) Loss on Mark-to-Market (MTM), pre-tax(a)	635	620	81	(285)	117
Plant Retirements, Dispositions and Impairments, pre-tax(b)	31	2,940	(122)	402	(51)
Goodwill Impairment, pre-tax	-	-	-	16	-
Oil Lower of Cost of Market (LOCOM) adjustment, pre-tax	-	-	2	-	-
Lease Related Activity, pre-tax	78	10	-	58	8
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(c)	(306)	(891)	106	37	(74)

Operating Earnings (non-GAAP)	$1,739	$1,853	$1,741	$1,666	$1,582

Fully Diluted Average Shares Outstanding (in millions)(d)	501	504	507	507	507

	($ Per Share Impact - Diluted, Unaudited)

Net Income (Loss)	$2.06	$(1.29)	$3.76	$3.33	$2.83
(Gain) Loss on NDT Fund Related Activity, pre-tax(a)	0.54	(0.35)	(0.46)	(0.50)	0.28
(Gain) Loss on MTM, pre-tax(b)	1.27	1.23	0.16	(0.56)	0.23
Plant Retirements, Dispositions and Impairments, pre-tax(c)	0.06	5.83	(0.24)	0.79	(0.10)
Goodwill Impairment, pre-tax	-	-	-	0.03	-
Lease Related Activity, pre-tax	0.15	0.02	-	0.11	0.02
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(c)	(0.61)	(1.77)	0.21	0.08	(0.14)
Share Differential(d)	-	(0.02)	-	-	-

Operating Earnings (non-GAAP)	$3.47	$3.65	$3.43	$3.28	$3.12

(a)	Includes the financial impact from positions with forward delivery months.

(b)

2022 includes the results for fossil generation sold. 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power’s debt and other non-cash debt extinguishment costs.

(c)

Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, the additional investment tax credit (ITC) recapture related to the sale of PSEG Solar Source in 2021, and leveraged lease related activity, which is calculated at a combined leveraged lease effective tax rate.

(d)

Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. As a result of the use of different denominators for non-GAAP Operating Earnings and GAAP Net Loss, a reconciling line item, “Share Differential,” has been added to the year to date results to reconcile the two EPS calculations.

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Appendix A: Reconciliations

PSEG Power & Other

	Year Ended December 31

	2022	2021	2020	2019	2018

Reconciling Items	($ millions, Unaudited)

Net Income (Loss)	$(534)	$(2,094)	$578	$443	$371

(Gain) Loss on NDT Fund Related Activity, pre-tax	270	(178)	(231)	(255)	144

(Gain) Loss on MTM, pre-tax(a)	635	620	81	(285)	117

Plant Retirements, Dispositions and Impairments, pre-tax(b)	31	2,940	(122)	402	(51)

Goodwill Impairment, pre-tax	-	-	-	16	-

Oil LOCOM adjustment, pre-tax	-	-	2	-	-

Lease Related Activity, pre-tax	78	10	-	58	8

Income Taxes related to Operating Earnings (non-GAAP) reconciling items(c)	(306)	(891)	106	37	(74)

Operating Earnings (non-GAAP)	$174	$407	$414	$416	$515

(a)	Includes the financial impact from positions with forward delivery months.

(b)

2022 includes the results for fossil generation sold. 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power’s debt and other non-cash debt extinguishment costs.

(c)

Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, the additional investment tax credit (ITC) recapture related to the sale of PSEG Solar Source in 2021, and leveraged lease related activity, which is calculated at a combined leveraged lease effective tax rate.

Management uses Operating Earnings in addition to its Net Income (Loss) reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-GAAP financial measure that differ from Net Income (Loss). Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items.

Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. The presentation of non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of Net Income (Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in the tables above may not be comparable to similarly titled measures used by other companies.

PSEG 2023 Proxy Statement    A-2

Appendix B: Proposed Amendments to Certificate of Incorporation

APPENDIX B

PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Proposed Amendments to Public Service Enterprise Group Incorporated’s Amended Certificate of Incorporation to Eliminate Supermajority Voting Requirements

Sections 1, 2 and 7 of Article 7 CERTAIN BUSINESS COMBINATIONS of the Certificate of Incorporation of this corporation, as amended to date, are amended to read as follows:

SECTION 1. Vote Required for Certain Business Combinations. In addition to any affirmative vote required by law and except as otherwise expressly provided in Section 2 of this Article 7:

(a) any merger or consolidation of the corporation or any Subsidiary (hereinafter defined) with (i) any Interested Shareholder (hereinafter defined) or (ii) any other corporations (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (hereinafter defined) of an Interested Shareholder; or

(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the corporation or any Subsidiary having an aggregate Fair Market Value (hereinafter defined) of $25,000,000 or more; or

(c) the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary to any Interested Shareholder or Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $25,000,000 or more; or

(d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Shareholder or any Affiliate of any Interested Shareholder; or

(e) any reclassification of securities (including any reverse stock split), recapitalization of the corporation, any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require prior approval by the affirmative vote of ~~80%~~ a majority of the votes which the holders of the then outstanding shares of capital stock of the corporation are entitled to vote in the election of directors (the “Voting Stock”), voting together as a single class (each share of the Voting Stock having a number of votes duly fixed by the Board of Directors pursuant to Article 3 of the Certificate of Incorporation or provided by the By-Laws). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise. The term “Business Combination” as used in this Article 7 shall mean any transaction which is referred to in any one or more of paragraphs (a) through (e) of this Section 1.

SECTION 2. Exceptions to ~~80%~~ Vote Required By Section 1. The provisions of Section 1 of this Article 7 shall not be applicable to any particular Business Combination (and such Business Combination shall require only such affirmative vote which may be required by law or otherwise) if all of the conditions specified in either of the following paragraphs (a) or (b) are met:

(a) The Business Combination shall have been approved by majority vote of the Disinterested Directors (hereinafter defined).

(b) All of the following conditions shall have been met:

(i) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of:

(1) if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder for any shares of Common Stock acquired by it (x) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the “Announcement Date”) or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; or

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Appendix B: Proposed Amendments to Certificate of Incorporation

(2) the Fair Market Value per share of Common Stock on the Announcement Date or on the date (the “Determination Date”) on which the Interested Shareholder became an Interested Shareholder, whichever is higher.

(ii) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph (b)(ii) shall be met with respect to every such class or series whether or not the Interested Shareholder has previously acquired any shares thereof):

(1) if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder for any shares of such class or series acquired by it (x) within the two-year period immediately prior to the “Announcement Date” or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; or

(2) if applicable, the highest preferential amount per share to which the holders of shares of such class or series are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; or

(3) the Fair Market Value per share of such class or series on the Announcement Date or on the Determination Date, whichever is higher.

(iii) The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class or series of Voting Stock. If the Interested Shareholder has paid for shares of any class or series of Voting Stock with varying forms of considerations, the form of consideration for such class or series shall be either cash or the form used to acquire the largest number of shares of such class or series previously acquired by it. The price determined in accordance with paragraphs (b)(i) and (b)(ii) of this Section 2 shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

(iv) After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination: (1) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any dividends (whether or not cumulative) on any outstanding series of Preferred Stock: (2) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivisions of the Common Stock), except as approved by a majority of the Disinterested Directors and (y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors; and (3) such Interested Shareholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder.

(v) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit directly or indirectly (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial assistance, or any tax credits or other tax advantages, provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such act, rules or regulations) shall be mailed to shareholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such act, rules and regulations or subsequent provisions).

SECTION 7. Amendment. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the corporation or applicable law, the affirmative vote of ~~80%~~ a majority of the votes of the then outstanding Voting Stock, voting together as a single class, shall be required (a) to amend, modify or repeal this Article 7, (b) adopt any provision to this Certificate of Incorporation or By-Laws which is inconsistent with this Article 7, or (c) prior to the fixing by the Board of Directors of any right or preference of any series of Preferred Stock which is inconsistent with the provisions of this Article 7.

PSEG 2023 Proxy Statement    B-2

Appendix B: Proposed Amendments to Certificate of Incorporation

Sections 4 and 5 of Article 8 BOARD OF DIRECTORS of the Certificate of Incorporation of this corporation, as amended to date, are amended to read as follows:

SECTION 4. Removal and Suspension. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office without cause only by the affirmative vote of the holders of ~~80%~~ a majority of the ~~combined voting powers~~ votes of the then outstanding ~~shares of stock entitled to vote generally in the election of directors~~ Voting Stock, voting together as a single class. The Board of Directors, by the affirmative vote of a majority of the directors in office, may remove a director or directors for cause where, in the judgment of such majority, the continuation of the director or directors in office would be harmful to the corporation and may suspend the director or directors for a reasonable period pending final determination that cause exists for such removal.

SECTION 5. Amendment, repeal, etc. Notwithstanding anything in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least ~~80%~~ a majority of the ~~voting power of all shares of the corporation entitled to vote generally in the election of directors~~ votes of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article 8.

Article 9 BY-LAW AMENDMENTS of the Certificate of Incorporation of this corporation, as amended to date, is amended to read as follows:

The Board of Directors shall have power to make, alter, amend and repeal the By-Laws of the corporation (except so far as the By-Laws of the corporation adopted by the shareholders shall otherwise provide). Any By-Laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the shareholders. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, Article 1, Section 1; Article IX, Section 9; and Article XVI of the By-Laws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least ~~80%~~ a majority of the ~~voting power of all the shares of the corporation entitled to vote generally in the election of directors~~ votes of the then outstanding Voting Stock, voting together as a single class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least ~~80%~~ a majority of the ~~voting power of all the shares of the corporation entitled to vote generally in the election of directors~~ votes of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article 9.

B-3    PSEG 2023 Proxy Statement

Appendix C: Proposed Amendment to By-Laws

APPENDIX C

PROPOSED AMENDMENT TO BY-LAWS

Proposed Amendments to Public Service Enterprise Group Incorporated’s By-Laws to Eliminate Supermajority Voting Requirements

Article 1 SECTION 1(d) of the By-Laws of this corporation is amended to read as follows:

(d)    Removal and Suspension. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office without cause only by the affirmative vote of the holders of ~~80%~~ a majority of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class. The Board of Directors, by the affirmative vote of a majority of the directors in office, may remove a director or directors for cause where, in the judgment of such majority, the continuation of the director or directors in office would be harmful to the corporation and may suspend the director or directors for a reasonable period pending final determination that cause exists for such removal.

PSEG 2023 Proxy Statement    C-1

Appendix D: Restated Certificate of Incorporation

APPENDIX D

RESTATED CERTIFICATE OF INCORPORATION

RESTATED CERTIFICATE OF INCORPORATION

OF

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Pursuant to Section 14A:9-5(3) of the New Jersey Business Corporation Act, as amended, Public Service Enterprise Group Incorporated hereby restates and integrates and also substantively amends its Certificate of Incorporation to read in full as follows:

1.	NAME:

The name of the corporation is PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED.

2.	PURPOSE:

The purpose for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act, as from time to time amended or supplemented.

3.	STOCK:

SECTION 1. Capital Stock. The corporation shall have the authority to issue 1,000,000,000 shares of Common Stock, without par value, and 50,000,000 shares of Preferred Stock, without par value.

SECTION 2. Preferred Stock.

The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms as it may determine, and to divide the Preferred Stock into one or more classes or series and in connection with the creation of any such class or series to fix, by resolution or resolutions providing for the issue thereof, the designation, the number of shares, and the relative rights, preferences and limitations thereof, to the full extent now or hereafter permitted by law.

4.	RESTRICTION ON DIVIDENDS:

No dividends shall be paid on any shares of any class of stock of the corporation except out of its earned surplus.

5.	CERTAIN VOTING REQUIREMENTS:

Except as otherwise required by law or this Certificate of Incorporation, action by the stockholders to adopt a proposed amendment to this Certificate of Incorporation or to approve a proposed plan of merger or consolidation involving the corporation or to approve a proposed sale, lease, exchange or other disposition of all, or substantially all, the assets of the corporation, if not in the usual and regular course of its business as conducted by it, or to dissolve, may be taken by the affirmative vote of a majority of the votes cast by the holders of stock of the corporation entitled to vote thereon and, in addition, if any class or series of stock is entitled to vote thereon as a class, by the affirmative vote of a majority of the votes cast in each class vote.

6.	INDEMNIFICATION LIMITATION OF LIABILITY:

SECTION 1. Indemnification. The corporation shall indemnify to the full extent from time to time permitted by law any person made, or threatened to be made, a party to any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding and any appeal therein (and any inquiry or investigation which could lead to such action, suit or proceeding) by reason of the fact that he is or was a director, officer or employee of the corporation or serves or served any other enterprise as a director, officer or employee at the request of the corporation. Such right of indemnification shall inure to the benefit of the legal representative of any such person.

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Appendix D: Restated Certificate of Incorporation

SECTION 2. Limitation of Liability. To the full extent from time to time permitted by law, directors and officers of the corporation shall not be personally liable to the corporation or its shareholders for damages for breach of any duty owed to the corporation or its shareholders. No amendment or repeal of this provision shall adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment or repeal.

7.	CERTAIN BUSINESS COMBINATIONS:

SECTION 1. Vote Required for Certain Business Combinations. In addition to any affirmative vote required by law and except as otherwise expressly provided in Section 2 of this Article 7:

(a) any merger or consolidation of the corporation or any Subsidiary (hereinafter defined) with (i) any Interested Shareholder (hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (hereinafter defined) of an Interested Shareholder; or

(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the corporation or any Subsidiary having an aggregate Fair Market Value (hereinafter defined) of $25,000,000 or more; or

(c) the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any Subsidiary to any Interested Shareholder or Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $25,000,000 or more; or

(d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Shareholder or any Affiliate of any Interested Shareholder; or

(e) any reclassification of securities (including any reverse stock split), recapitalization of the corporation, any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require prior approval by the affirmative vote of a majority of the votes which the holders of the then outstanding shares of capital stock of the corporation are entitled to vote in the election of directors (the “Voting Stock”), voting together as a single class (each share of the Voting Stock having a number of votes duly fixed by the Board of Directors pursuant to Article 3 of the Certificate of Incorporation or provided by the By-Laws). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise. The term “Business Combination” as used in this Article 7 shall mean any transaction which is referred to in any one or more of paragraphs (a) through (e) of this Section 1.

SECTION 2. Exceptions to Vote Required By Section 1. The provisions of Section 1 of this Article 7 shall not be applicable to any particular Business Combination (and such Business Combination shall require only such affirmative vote which may be required by law or otherwise) if all of the conditions specified in either of the following paragraphs (a) or (b) are met:

(a) The Business Combination shall have been approved by majority vote of the Disinterested Directors (hereinafter defined).

(b) All of the following conditions shall have been met:

(i) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of:

(1) if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder for any shares of Common Stock

PSEG 2023 Proxy Statement    D-2

Appendix D: Restated Certificate of Incorporation

acquired by it (x) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the “Announcement Date”) or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; or

(2) the Fair Market Value per share of Common Stock on the Announcement Date or on the date (the “Determination Date”) on which the Interested Shareholder became an Interested Shareholder, whichever is higher.

(ii) The aggregate amount of the cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph (b)(ii) shall be met with respect to every such class or series whether or not the Interested Shareholder has previously acquired any shares thereof):

(1) if applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Shareholder for any shares of such class or series acquired by it (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; or

(2) if applicable, the highest preferential amount per share to which the holders of shares of such class or series are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; or

(3) the Fair Market Value per share of such class or series on the Announcement Date or on the Determination Date, whichever is higher.

(iii) The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class or series of Voting Stock. If the Interested Shareholder has paid for shares of any class or series of Voting Stock with varying forms of considerations, the form of consideration for such class or series shall be either cash or the form used to acquire the largest number of shares of such class or series previously acquired by it. The price determined in accordance with paragraphs (b)(i) and (b)(ii) of this Section 2 shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

(iv) After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination: (1) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any dividends (whether or not cumulative) on any outstanding series of Preferred Stock: (2) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivisions of the Common Stock), except as approved by a majority of the Disinterested Directors, and (y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors; and (3) such Interested Shareholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder.

(v) After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance, or any tax credits or other tax advantages, provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such act, rules or regulations) shall be mailed to shareholders of the

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Appendix D: Restated Certificate of Incorporation

corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such act, rules and regulations or subsequent provisions).

SECTION 3. Certain Definitions. For the purposes of this Article 7:

(a) “Person” shall mean any individual, firm, corporation or other entity.

(b) “Interested Shareholder” shall mean any person (other than the corporation or any Subsidiary) who or which:

(i) is the beneficial owner, directly or indirectly, of shares having 10% or more of the votes of the then outstanding Voting Stock; or

(ii) is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of shares having 10% or more of the votes of the then outstanding Voting Stock; or

(iii) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

(c) A person shall be a “beneficial owner” of any Voting Stock:

(i) which such person, or any of its Affiliates or Associates (as hereinafter defined), beneficially owns, directly or indirectly; or

(ii) which such person, or any of its Affiliates or Associates, has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or

(iii) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

For the purposes of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of this paragraph (c) of Section 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

(d) “Affiliate” or “Associate” shall have the respective meanings given for such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(e) “Subsidiary” shall mean any corporation of which a majority of the voting shares is owned, directly or indirectly, by the corporation.

(f) “Disinterested Director” shall mean any member of the Board of Directors of the corporation who is not an Affiliate, Associate or representative of the Interested Shareholder and was a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Disinterested Director who is not an Affiliate, Associate or representative of the Interested Shareholder and was recommended or elected to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

(g) “Fair Market Value” shall mean:

(i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is

PSEG 2023 Proxy Statement    D-4

Appendix D: Restated Certificate of Incorporation

not quoted on the Composite Tape on the New York Stock Exchange, or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question as determined by a majority of the Disinterested Directors in good faith; or

(ii) in the case of property other than stock, the fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

(h) In the event of any Business Combination in which the corporation survives, the phrase “consideration other than cash to be received” as used in paragraphs (b)(i) and (ii) of Section 2 of this Article 7 shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

SECTION 4. Powers of the Board of Directors. The Board of Directors shall have the power and duty, by majority vote of the Disinterested Directors, to determine for the purposes of this Article 7, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Shareholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $25,000,000 or more. A majority of the Disinterested Directors shall also have the power to interpret all of the other terms and provisions of this Article 7 and to make any other factual determinations in regard to the applicability of this Article 7. Any interpretations or determination made in good faith by majority vote of the Disinterested Directors with regard to application of this Article 7 on the basis of such information as was then available for such purpose shall be conclusive and binding on the corporation and on all of its shareholders, including any Interested Shareholder.

SECTION 5. No Effect on Fiduciary Obligations of Interested Shareholders. Nothing contained in this Article 7 shall be construed to relieve any Interested Shareholder from any fiduciary obligations imposed by law.

SECTION 6. Severability. In the event any provision (or part thereof) of this Article 7 should be determined to be invalid, prohibited or unenforceable for any reason, the remaining provisions, and parts thereof, shall remain in full force and effect and enforceable against the corporation and its shareholders, including any Interested Shareholder, to the fullest extent permitted by law.

SECTION 7. Amendment. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the corporation or applicable law the affirmative vote of a majority of the votes of the then outstanding Voting Stock, voting together as a single class, shall be required (a) to amend, modify or repeal this Article 7, (b) adopt any provision to this Certificate of Incorporation or By-Laws which is inconsistent with this Article 7, or (c) prior to the fixing by the Board of Directors of any right or preference of any series of Preferred Stock which is inconsistent with the provisions of this Article 7.

8.	BOARD OF DIRECTORS:

SECTION 1. Number, election and terms. Except as otherwise fixed by or pursuant to the provisions of Article 3 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the corporation shall be fixed from time to time by or pursuant to the By-Laws of the corporation. Directors shall hold office for a term expiring at the next annual meeting of stockholders or until their respective successors are elected and qualified; provided, however, that directors elected to terms expiring at the annual meetings of stockholders to be held in 2009 and 2010, respectively, shall continue to hold office until the expiration of such terms or until their respective successors are elected and qualified.

SECTION 2. Stockholder nomination of director candidates. Advance notice of shareholder nominations for the election of directors shall be given in the manner provided in the By-Laws of the corporation.

D-5    PSEG 2023 Proxy Statement

Appendix D: Restated Certificate of Incorporation

SECTION 3. Newly created directorships and vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article 3 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualifications, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next succeeding annual meeting of shareholders and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 4. Removal and Suspension, Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office without cause only by the affirmative vote of the holders of a majority of the votes of the then outstanding Voting Stock, voting together as a single class. The Board of Directors, by the affirmative vote of a majority of the directors in office, may remove a director or directors for cause where, in the judgment of such majority, the continuation of the director or directors in office would be harmful to the corporation and may suspend the director or directors for a reasonable period pending final determination that cause exists for such removal.

SECTION 5. Amendment, repeal, etc. Notwithstanding anything in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least a majority of the votes of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article 8.

9.	BY-LAW AMENDMENTS:

The Board of Directors shall have power to make, alter, amend and repeal the By-Laws of the corporation (except so far as the By-Laws of the corporation adopted by the shareholders shall otherwise provide). Any By-Laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the shareholders. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, Article I, Section 1; Article IX, Section 9; and Article XVI of the By-Laws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least a majority of the votes of the then outstanding Voting Stock, voting together as a single class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least a majority of the votes of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article 9.

10.	QUORUM OF STOCKHOLDERS:

At any meeting of the stockholders of the corporation, the holders of stock entitled to cast a majority of the votes at the meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes unless the representation of a larger number shall be required by law, and in that case the representation of the number so required shall constitute a quorum.

If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed for any meeting of stockholders, the meeting may be adjourned from time to time by the vote of a majority of the votes cast by the holders of stock present in person or represented by proxy at such meeting, without notice other than by announcement at the meeting, and at any such adjourned meeting held more than one week after such time the holders of stock entitled to cast 40% of the votes at such meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes unless the representation of a larger number shall be required by law, and in that case the representation of the number so required shall constitute a quorum. At any such adjourned meeting, whenever held, at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

11.	REGISTERED OFFICE AND AGENT:

The address of the corporation’s registered office is 181 New Road #304, Parsippany, NJ 07054 and the name of the corporation’s registered agent at such address is Corporate Creations Network Inc.

PSEG 2023 Proxy Statement    D-6

Appendix D: Restated Certificate of Incorporation

12.	DIRECTORS:

The number of directors constituting the Board of Directors of the corporation is ten, and the names and addresses of the persons who are to serve as such directors are as follows:

Willie A. Deese	80 Park Plaza, Newark, New Jersey 07102
Jamie M. Gentoso	80 Park Plaza, Newark, New Jersey 07102
Ralph A. LaRossa	80 Park Plaza, Newark, New Jersey 07102
Barry H. Ostrowsky	80 Park Plaza, Newark, New Jersey 07102
Valerie Smith	80 Park Plaza, Newark, New Jersey 07102
Scott G. Stephenson	80 Park Plaza, Newark, New Jersey 07102
Laura A. Sugg	80 Park Plaza, Newark, New Jersey 07102
John P. Surma	80 Park Plaza, Newark, New Jersey 07102
Susan Tomasky	80 Park Plaza, Newark, New Jersey 07102
Alfred W. Zollar	80 Park Plaza, Newark, New Jersey 07102

D-7    PSEG 2023 Proxy Statement

PSEG’s vision is to power a future where people use less energy, and it’s cleaner, safer and delivered more reliably than ever.
PSEG Mission Be a positive force in a changing world by providing infrastructure to access safe, affordable, reliable and cleaner energy; Work toward a carbon-free economy; Empower the lives of our customers, our communities, our workforce and other stakeholders; Embrace diversity and inclusion, and promote equitable and ethical behavior.
PSEG Core Commitments
Safety

We put safety first. Integrity

We do what’s right.
Continuous Improvement
We aspire to achieve excellence.
Diversity, Equity & Inclusion
We treat all individuals fairly, equitably, and with dignity and respect.
Customer Service
We keep customers at the heart of everything we do.

EQ Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945
Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote “FOR” Items 1, 2, 4(a), 4(b), 4(c) and 5 and “1 YEAR” on Item 3.

1.	ELECTION OF DIRECTORS:

		FOR	AGAINST	ABSTAIN			FOR	AGAINST		ABSTAIN

1.1	Ralph A. LaRossa	☐	☐	☐	1.6	Valerie A. Smith	☐	☐		☐

1.2	Susan Tomasky	☐	☐	☐	1.7	Scott G. Stephenson	☐	☐		☐

Please fold here – Do not separate

1.3	Willie A. Deese	☐	☐	☐	1.8	Laura A. Sugg	☐	☐		☐

1.4	Jamie M. Gentoso	☐	☐	☐	1.9	John P. Surma	☐	☐		☐

1.5	Barry H. Ostrowsky	☐	☐	☐	1.10	Alfred W. Zollar	☐	☐		☐

2.	Advisory Vote on the Approval of Executive Compensation					☐ For	☐	Against	☐	Abstain

3.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation				☐ 1 year ☐ 2 years		☐	3 years	☐	Abstain

4(a).	Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirements for certain business combinations.					☐ For	☐	Against	☐	Abstain

4(b).	Approval of Amendments to our Certificate of Incorporation and By-Laws – to eliminate supermajority voting requirements to remove a director without cause					☐ For	☐	Against	☐	Abstain

4(c).	Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirement to make certain amendments to our By-Laws					☐ For	☐	Against	☐	Abstain

5.	Ratification of the Appointment of Deloitte as Independent Auditor for 2023					☐ For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Date	Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Public Service Enterprise Group Incorporated

2023 Annual Meeting of Stockholders

April 18, 2023 at 1:00 p.m. ET via Live Webcast

To register for the virtual meeting along with voting your shares, please follow the instructions below:

•

Visit register.proxypush.com/peg on your smartphone, tablet or computer. You will need the latest versions of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure your browser is compatible.

•	Enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.

•

After registering, you will receive a confirmation e-mail and a second e-mail approximately 1 hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting.

For electronic delivery of future proxy materials, please visit www.proxyconsent.com/peg.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders

The 2023 Proxy Statement and the 2022 Annual Report to Stockholders are available at: www.pseg.com/annualmeeting

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (PSEG)

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

April 18, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PSEG

The undersigned hereby appoints Susan Tomasky and Ralph A. LaRossa, and each or either of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion (subject to any directions indicated on the reverse side of this proxy) at the Annual Meeting of Stockholders of PSEG to be held on April 18, 2023 and at all adjournments or postponements thereof, upon all matters which may properly come before the meeting or any adjournment or postponement thereof, including the proposals set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged. Said proxies are instructed to vote as set forth on the reverse side hereof with respect to said proposals.

Shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors of PSEG as stated on the reverse side, unless otherwise indicated on the reverse, in which case they will be voted as marked. Information pertaining to each proposal is included in the Proxy Statement under proposals corresponding to the item numbers set forth on the reverse side.

Please mark your proxy on the reverse side,

sign and date it, and return it promptly in the envelope provided.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/peg	1-866-883-3382
Use the Internet to vote your proxy.	Use a touch-tone telephone to vote your proxy.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by April 17, 2023.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.